                                                              [LOGO]

                                                 ADVANTUS SERIES FUND, INC.
                                         SEMI-ANNUAL REPORT JUNE 30, 1999

                                   GROWTH PORTFOLIO
                                   BOND PORTFOLIO
                                   MONEY MARKET PORTFOLIO
                                   ASSET ALLOCATION PORTFOLIO
                                   MORTGAGE SECURITIES PORTFOLIO
                                   INDEX 500 PORTFOLIO
                                   CAPITAL APPRECIATION PORTFOLIO
                                   INTERNATIONAL STOCK PORTFOLIO
                                   SMALL COMPANY GROWTH PORTFOLIO
                                   MATURING GOVERNMENT BOND 2002 PORTFOLIO
                                   MATURING GOVERNMENT BOND 2006 PORTFOLIO
                                   MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                   VALUE STOCK PORTFOLIO
                                   SMALL COMPANY VALUE PORTFOLIO
                                   GLOBAL BOND PORTFOLIO
                                   INDEX 400 MID-CAP PORTFOLIO
                                   MACRO-CAP VALUE PORTFOLIO
                                   MICRO-CAP GROWTH PORTFOLIO
                                   REAL ESTATE SECURITIES PORTFOLIO

TABLE OF CONTENTS

                                                                                      Page No.
HOW TO USE THIS REPORT ...........................................................           1
PORTFOLIO TOTAL RETURN ...........................................................           2
PORTFOLIO MANAGER REVIEWS
   Growth Portfolio ..............................................................           4
   Bond Portfolio ................................................................           6
   Money Market Portfolio ........................................................           8
   Asset Allocation Portfolio ....................................................          10
   Mortgage Securities Portfolio .................................................          12
   Index 500 Portfolio ...........................................................          14
   Capital Appreciation Portfolio ................................................          16
   International Stock Portfolio .................................................          18
   Small Company Growth Portfolio ................................................          20
   Maturing Government Bond 2002 Portfolio .......................................          22
   Maturing Government Bond 2006 Portfolio .......................................          22
   Maturing Government Bond 2010 Portfolio .......................................          22
   Value Stock Portfolio .........................................................          26
   Small Company Value Portfolio .................................................          28
   Global Bond Portfolio .........................................................          30
   Index 400 Mid-Cap Portfolio ...................................................          32
   Macro-Cap Value Portfolio .....................................................          34
   Micro-Cap Growth Portfolio ....................................................          36
   Real Estate Securities Portfolio ..............................................          38
INVESTMENTS IN SECURITIES
   Growth Portfolio ..............................................................          40
   Bond Portfolio ................................................................          42
   Money Market Portfolio ........................................................          46
   Asset Allocation Portfolio ....................................................          49
   Mortgage Securities Portfolio .................................................          56
   Index 500 Portfolio ...........................................................          60
   Capital Appreciation Portfolio ................................................          72
   International Stock Portfolio .................................................          74
   Small Company Growth Portfolio ................................................          78
   Maturing Government Bond 2002 Portfolio .......................................          81
   Maturing Government Bond 2006 Portfolio .......................................          82
   Maturing Government Bond 2010 Portfolio .......................................          83
   Value Stock Portfolio .........................................................          84
   Small Company Value Portfolio .................................................          87
   Global Bond Portfolio .........................................................          90
   Index 400 Mid-Cap Portfolio ...................................................          94
   Macro-Cap Value Portfolio .....................................................         102
   Micro-Cap Growth Portfolio ....................................................         105
   Real Estate Securities Portfolio ..............................................         108
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities ..........................................         110
   Statements of Operations ......................................................         114
   Statements of Changes in Net Assets ...........................................         118
   Notes to Financial Statements .................................................         126

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 40.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999
                                                       PERCENTAGE OF RETURN
Growth                                                                  6.8%
Bond                                                                   -2.7%
Money Market                                                            2.2%
Asset Allocation                                                        3.8%
Mortgage Securities                                                     1.1%
Index 500                                                              12.0%
Capital Appreciation                                                    -.1%
International Stock                                                    10.4%
Small Company Growth                                                    4.8%
MGB 2002                                                               -1.4%
MGB 2006                                                               -6.3%
MGB 2010                                                               -8.4%
Value Stock                                                             6.7%
Small Company Value                                                     1.9%
Global Bond                                                            -8.5%
Index 400 Mid-Cap                                                       8.0%
Macro-Cap Value                                                        10.4%
Micro-Cap Growth                                                       27.1%
Real Estate Securities                                                  6.4%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews for information regarding the standardized performance for 1, 5 and 10 years.

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The United States still leads the world's growth, albeit growth has slowed from past quarters. The broad base of the U.S. economy is a contributing factor to our country's sustained health in world markets. The Federal Reserve (Fed) remains vigilant in its quest to maintain a healthy U.S. economy. On June 30, the Fed announced that it would raise the federal funds rate, the rate at which banks lend one another money overnight, by a quarter point (25 basis points) to 5 percent. This slight tightening was intended to turn down the thermostat on the U.S. economy, and was done in the face of upward revisions in the inflation forecast.

The slight increase in the federal funds rate on June 30 should have little effect on the markets. With this action, the Fed adopted a neutral bias, which simply means the Fed will wait and watch how the economy develops. This neutral bias could, however, change at any time--and likely will.

The U.S. stock market continues to soar. Early in the second quarter, the leadership in the marketplace changed dramatically. There has been a move away from the "nifty twenty" stocks (the largest, most highly capitalized blue chip companies) and the internet stocks. These mega-stocks and internet stocks broke their steep up-trends when the weight of relatively high valuations and some earnings disappointments caused investors to rethink their investment strategies. The news that the market is finally broadening is very welcome. Basic industry, cyclical and value stocks of all kinds jumped to life in a frenzy of rotation in the marketplace.

During this six-month period, bond performance was lackluster due to the rise in the level of interest rates. Higher interest rates and lower bond prices have been the bond market theme for the past eight months. In June, yields on the ten-year bond rose above six percent, as fixed income investors continued to worry about strong economic growth in the U.S., higher oil prices, the Federal Reserve's bias to raise interest rates, and seeds of a global economic recovery. At the end of the reporting period, yields were roughly one percent higher across the yield curve from the beginning of the year. This sharp increase in interest rates in a short period of time caused most major bond indices to show negative total returns for the first half of 1999.

The broad array of Portfolios within the Advantus Series Fund offers investors many choices. With the guidance of their financial professional, investors should review their portfolio to ensure that it is sufficiently diversified with a variety of fixed income and equity products, including some international exposure.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Series Fund, Inc.

PERFORMANCE UPDATE

[PHOTO]

THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
The Growth Portfolio seeks
the long-term accumulation
of capital, with current
income as a secondary
objective. It invests
primarily in common stocks
and other equity
securities.

GROWTH PORTFOLIO

PERFORMANCE
The Growth Portfolio generated a total return of 6.83 percent* for the six-month period ended June 30, 1999. In comparison, the Russell 1000 Growth Index** returned 10.45 percent for the same period.

PERFORMANCE ANALYSIS
Surprising strength in the economy combined with a prolonged under performance of certain sectors of the stock market caused a change in the market leadership during the first half of 1999. The first quarter was led by the Technology sector with value sectors lagging. During the second quarter the strongest sectors of the stock market were Basic Materials, Utilities, Capital Goods and Energy--all traditional "value" sectors.

Traditional growth sectors such as Health Care and Consumer Staples lagged the market for the second quarter and the first half of the year, while the best performing sectors for the year have been Technology and Capital Goods. Market leadership showed another change during the first half of 1999 with strong performance shifting from very large growth companies during the first quarter to small and mid sized companies far out performing the very large companies during the second quarter.

The best performing sectors of the Portfolio for the first six months of 1999 were Technology and Consumer Cyclicals. Technology stocks fueled by high earnings and revenue growth that were strong performers included: Cisco Systems (computer networking and communications), Lexmark (computer printers), MCI Worldcom (telecommunications services) and Microsoft (computer software). Consumer cyclical stocks helping performance included Omnicom Group (advertising), Wal-Mart (retailing), Tandy (retailing) and Family Dollar Stores (retailing). Laggards for the period included Cadence Design Systems (software), Service Corp International (death services) and Compaq (computers).

Several new companies were added to the Portfolio during the period. As you know, we look for companies that can post strong earnings growth through an economic cycle, typically 15 percent or higher. New stocks added include Nokia (wireless handsets and infrastructure), Sun Microsystems (computer hardware and software), Unisys--where a new senior management team is growing the services component, Boston Scientific--a leading player in medical devices including the fast growing stent business and Royal Caribbean--a leading company in the cruise industry. Following our strategy of selling companies whose operating fundamentals are not meeting our expectations, we sold our entire positions in Coca-Cola, Philip Morris, Compaq, and Cadence Design.

OUTLOOK
Following several quarters where the Large Capitalization Growth stocks were leading the market, it is not surprising to see a leadership change. In fact it is quite healthy for the market going forward. Importantly, I do not see this as the beginning of the end for Large Cap Growth stocks. Rather, it is the correction that forms the base for future attractive returns as the hype and speculation in these stocks has been reduced. Currently there are several fast growing companies that have fallen to more attractive valuation levels. We plan to take advantage of the correction in some of these stocks and add them to the Portfolio.

Throughout this market turbulence the Portfolio continued to implement its strategy of maintaining a well-diversified portfolio of established companies whose earnings growth should likely exceed the average company over the long term.

TEN LARGEST STOCK HOLDINGS

                                                                 MARKET     % OF STOCK
COMPANY                                             SHARES       VALUE      PORTFOLIO
--------------------------------------------------  -------  -------------- ----------
General Electric Company..........................  286,200  $   32,340,600      6.5%
Microsoft Corporation.............................  324,100      29,229,769      5.9%
Cisco Systems, Inc................................  319,400      20,601,300      4.1%
Intel.............................................  291,000      17,314,500      3.5%
Tyco International, Ltd...........................  167,542      15,874,604      3.2%
Lucent Technologies, Inc..........................  230,800      15,564,575      3.1%
Merck & Co., Inc..................................  191,900      14,200,600      2.8%
Bristol-Myers Squibb Company......................  200,200      14,101,587      2.8%
Omnicom Group.....................................  165,900      13,272,000      2.7%
Family Dollar Stores..............................  538,500      12,924,000      2.6%
                                                             -------------- ----------
                                                             $  185,423,535     37.2%
                                                             -------------- ----------
                                                             -------------- ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    1.3%
Utilities                             1.0%
Communication Services                2.5%
Financial                             7.7%
Consumer Staples                     10.9%
Capital Goods                        11.7%
Consumer Cyclical                    15.7%
Health Care                          18.9%
Technology                           30.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                  20.49%
Five year                                 24.32%
Ten year                                  16.51%
                                          Growth               Russell 1000
(Thousands)                            Portfolio        CPI    Growth Index
6/30/89                                   10,000     10,000          10,000
12/31/89                                  11,100     10,177          11,545
12/31/90                                  11,122     10,806          11,516
12/31/91                                  14,911     11,128          16,255
12/31/92                                  15,630     11,459          17,069
12/31/93                                  16,362     11,773          17,560
12/31/94                                  16,494     12,103          19,034
12/31/95                                  20,498     12,409          26,114
12/31/96                                  24,014     12,820          32,151
12/31/97                                  32,038     13,046          41,950
12/31/98                                  43,155     13,255          58,190
6/30/99                                   46,102     13,392          64,271

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Bond Portfolio seeks
as high a level of
long-term total return as
is consistent with prudent
investment risk.
Preservation of capital is
a secondary objective. The
Bond Portfolio invests in
long-term, fixed income,
high quality debt
instruments.

BOND PORTFOLIO

PERFORMANCE
Higher interest rates and lower bond prices has been the bond market theme for the past eight months. Yield on the ten-year U.S. Treasury Note reached a low of
4.15 percent in October 1998 during the height of the global economic crisis. By June 1999 ten-year yields broke six percent as fixed income investors continued to worry about strong economic growth in the U.S., higher oil prices, the Federal Reserve's bias to raise interest rates and seeds of a global economic recovery.

For the six-months ended June 30, 1999, yields were roughly one percent higher across the yield curve. This sharp increase in interest rates in a short period of time caused most major bond indices to show negative total returns for the first half of 1999. The Lehman Brothers Government/Corporate Bond Index** returned -2.27 percent for the six-month period ended June 30, 1999, while the Bond Portfolio returned -2.72* for the same period.

PERFORMANCE ANALYSIS
Owning too much duration (longer maturity bonds) was the main reason for the Portfolio's under performance. We do not make large bets on interest rate movements, but being five to eight percent longer than the index negatively impacted the relative performance. The overweight in spread sectors, (corporate bonds and mortgage-backed securities) had a positive impact on overall performance as both outperformed U.S. Treasury securities for the first six months of the year.

At the end of the period, 64 percent of the Portfolio was invested in corporate bonds, 27 percent in U.S. Government securities, 8 percent in mortgage-backed securities and 1 percent in cash. Fundamentally, all of the corporate credits held in the Portfolio are sound. The holdings are diversified among various industries and individual quality credits. As a group, corporate bonds have come under some price pressure in recent months as the supply of corporate bond issuance has exceeded investor demand. The yield advantage (or spread) for owning corporate bonds is wide based on historical standards making them attractive given the strong business environment in the U.S. and the improving global situation.

OUTLOOK
The Portfolio is well positioned for the second half of 1999. We believe most of the damage to the yield curve has taken place in the past eight months and we will stay the course with duration slightly longer than the index. Long-term interest rates will likely remain range bound between 5.75 percent and 6.25 percent until we see a change in the economic landscape. The U.S. economy would need to slow down before interest rates can move lower. Continued economic strength will likely keep the Federal Reserve on alert and fixed income investors jittery. With credit spreads wide, we will continue to overweight quality corporate bonds and mortgages and gladly accept the incremental income associated with owning these securities.

TEN LARGEST BOND HOLDINGS

                                                                 MARKET       % OF BOND
COMPANY                                                          VALUE        PORTFOLIO
------------------------------------------------------------  ------------   -----------
U.S. Treasury Bond--6.625%, 03/31/02........................  $  9,020,000          5.6%
U.S. Treasury Note--5.250%, 08/15/03........................     8,253,000          5.1%
U.S. Treasury Bond--5.625%, 02/15/06........................     7,385,160          4.6%
U.S. Treasury Bond--6.000%, 07/31/02........................     6,060,000          3.7%
PNC Bank Corporation--6.728%, 01/25/07......................     5,524,255          3.4%
U.S. Treasury Bond--5.875%, 11/15/05........................     5,496,563          3.4%
Enron Corporation--6.725%, 11/15/37.........................     5,103,593          3.2%
General Electric Capital Corporation--6.290%, 12/15/07......     4,998,645          3.1%
Morgan Stanley Dean Witter--6.875%, 03/01/07................     4,955,290          3.1%
Meritor Automotive, Inc.--6.800%, 02/15/09..................     4,731,245          2.9%
                                                              ------------          ---
                                                              $ 61,527,751         38.1%
                                                              ------------          ---
                                                              ------------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                        25.3%
U.S. Government Agencies              7.8%
AAA Rated                             8.8%
AA Rated                              3.7%
A Rated                              20.0%
BBB Rated                            22.4%
BB Rated                              4.0%
Preferred Stock                       5.1%
Cash and Other
Assets/Liabilities                    2.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                         -.04%
Five year                                        6.97%
Ten year                                         7.37%
                                                               Lehman Brothers
                                                          Government/Corporate
(Thousands)                             Bond Portfolio              Bond Index        CPI
6/30/89                                         10,000                  10,000     10,000
12/31/89                                        10,336                  10,458     10,455
12/31/90                                        11,083                  11,325     10,806
12/31/91                                        13,033                  13,152     11,128
12/31/92                                        13,902                  14,151     11,459
12/31/93                                        15,328                  15,747     11,773
12/31/94                                        14,630                  15,198     12,103
12/31/95                                        17,519                  17,852     12,409
12/31/96                                        18,039                  18,370     12,820
12/31/97                                        19,738                  20,162     13,046
12/31/98                                        20,938                  22,072     13,255
6/30/99                                         20,369                  21,571     13,392

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

PERFORMANCE UPDATE

[PHOTO]

STEVE NELSON, CFA
PORTFOLIO MANAGER
The Money Market Portfolio
seeks maximum current
income to the extent
consistent with liquidity
and the preservation of
capital. It invests in
short-term money market
instruments and other debt
securities that mature
within 397 days.
INVESTMENT IN THE MONEY
MARKET PORTFOLIO IS
NEITHER INSURED NOR
GUARANTEED BY THE U.S.
GOVERNMENT, AND THERE CAN
BE NO ASSURANCE THAT THE
PORTFOLIO WILL BE ABLE TO
MAINTAIN A STABLE NET
ASSET VALUE OF $1.00 PER
SHARE.

MONEY MARKET PORTFOLIO

PERFORMANCE
The Money Market Portfolio's total return for the six-month period ended June 30, 1999 was 2.16 percent.* The three-month U.S. Treasury Bill returned 2.27 percent for the same period. At June 30, 1999, the seven day compound yield was
4.44 percent* for the Portfolio.

PERFORMANCE ANALYSIS
Interest rates increased across the yield curve during the first six months of 1999, and the yield curve became steeper. The yield on the three-month U.S. Treasury Bill increased 31 basis points to yield 4.76 percent as of June 30. Strong economic growth in the U.S., higher oil prices, inflation concerns and the seeds of a global economic recovery all contributed to the increase in interest rates during the first six months of the year. In addition, these factors prompted the Federal Reserve to change its interest rate bias in May from neutral to a bias toward increasing interest rates. Ultimately, the Federal Reserve increased the Federal Funds rate by 25 basis points to 5 percent on the last day of the reporting period. In the beginning of the year, very few people would have predicted that the Federal Reserve would increase interest rates any time during the year.

Our emphasis in the Portfolio remains on the highest quality U.S. corporate commercial paper, which continues to provide money market investors with excellent safety, liquidity and an attractive yield. Approximately 90 percent of the assets in the Portfolio are invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's).

The Portfolio continues to be well diversified over a variety of stable industries and does not include any holdings in the more volatile brokerage sector. Our goal has been to keep the average days to maturity in the Portfolio in the range of 55 to 65 days; to that end, the average days to maturity on June 30 stood at 62 days--slightly longer than the money market fund industry average. For the Portfolio, we will continue to purchase the highest quality commercial paper and seek to maintain the average days to maturity in a range of 55 to 65 days.

OUTLOOK
Interest rates still appear to be in a trading range for the remainder of 1999. U.S. economic growth would have to slow for interest rates to move much lower from current levels. We view this as unlikely, particularly given the 4.3 percent increase in gross domestic product during the first quarter of 1999 and our expectation of around a 3.8 percent growth rate for the entire year. For rates to move considerably higher, inflation would have to increase. With deflationary pressures still looming around the world, commodity prices low, and healthy productivity gains being registered, we view a high inflation scenario as unlikely.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE DAYS TO MATURITY
                                   NUMBER
                                   OF DAYS
1/6/1999                                 55
1/13/1999                                53
1/20/1999                                59
1/28/1999                                55
2/3/1999                                 56
2/10/1999                                53
2/17/1999                                52
2/24/1999                                52
3/3/1999                                 56
3/10/1999                                70
3/17/1999                                66
3/24/1999                                66
3/31/1999                                61
4/7/1999                                 61
4/14/1999                                62
4/21/1999                                62
4/28/1999                                66
5/5/1999                                 65
5/12/1999                                72
5/19/1999                                65
5/26/1999                                74
6/2/1999                                 67
6/9/1999                                 65
6/16/1999                                65
6/23/1999                                66
6/30/1999                                62

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    SEVEN-DAY COMPOUND YIELD*
                                    PERCENTAGE

1/6/1999                                  5.37%
1/13/1999                                 4.58%
1/20/1999                                 4.57%
1/28/1999                                 4.54%
2/3/1999                                  4.07%
2/10/1999                                 4.44%
2/17/1999                                 4.43%
2/24/1999                                 3.90%
3/3/1999                                  4.95%
3/10/1999                                 4.43%
3/17/1999                                 4.40%
3/24/1999                                 4.41%
3/31/1999                                 4.46%
4/7/1999                                  4.45%
4/14/1999                                 4.44%
4/21/1999                                 4.34%
4/28/1999                                 4.34%
5/5/1999                                  4.61%
5/12/1999                                 4.45%
5/19/1999                                 4.44%
5/26/1999                                 4.43%
6/2/1999                                  4.44%
6/9/1999                                  4.45%
6/16/1999                                 4.47%
6/23/1999                                 4.51%
6/30/1999                                 4.44%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]

THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
The Asset Allocation
Portfolio seeks as high a
level of long-term total
rate of return as is
consistent with prudent
investment risk. It
invests in common stocks
and other equity
securities, bonds and
money market instruments.
The mix of investments is
varied by the Portfolio's
management as economic
conditions indicate.

ASSET ALLOCATION PORTFOLIO

PERFORMANCE
The Asset Allocation Portfolio generated a total return of 3.78 percent* for the six-month period ended June 30, 1999. The Portfolio's benchmarks, the Russell 1000 Growth Index** returned 10.45 percent, and the Lehman Brothers Aggregate Bond Index+ returned -1.38 percent for the same period. A blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned 5.70 percent for the same period.

PERFORMANCE ANALYSIS
The surprising strength in the economy combined with a prolonged under performance of certain sectors of the stock market caused a change in the stock market leadership during the first half of 1999. The first quarter was led by the Technology sector with value sectors lagging. During the second quarter the strongest sectors of the stock market were Basic Materials, Utilities, Capital Goods and Energy--all traditional "value" sectors.

Traditional growth sectors such as Health Care and Consumer Staples lagged the market for the first half of the year, while the best performing sectors have been Technology and Capital Goods. Market leadership showed another change during the first half of 1999 with strong performance shifting from very large growth companies during the first quarter to small and mid-sized companies far out performing the very large companies during the second quarter.

The benefits of a well-diversified portfolio were highlighted during the past six months. Bonds dropped modestly in value with the climb in interest rates. The mid and large growth stocks in the Portfolio gained low single digits in both the first and second quarter, while the Real Estate Investment Trusts (REITs) in the Portfolio posted very strong (low double digit) returns in the second quarter, more than making up for a drop off in the first quarter. The asset allocation did not meaningfully change during the first six months of 1999. The current asset allocation is stocks (including 4 percent REITs) of 68 percent, fixed income at 30 percent and cash/other assets/liabilities at 2 percent.

Within the stock investments, the best performing sectors for the first six months of 1999 were Technology and Consumer Cyclicals. Technology stocks fueled by high earnings and revenue growth that were strong performers included Cisco Systems (computer networking and communications), Lexmark (computer printers), MCI Worldcom (telecommunications services) and Microsoft (computer software). Consumer cyclical stocks helping performance included Omnicom Group (advertising), Wal-Mart (retailing), Tandy (retailing) and Family Dollar Stores (retailing). Laggards for the period included Cadence Design Systems (software), Service Corp International (death services) and Compaq (computers).

Several new companies were added to the Portfolio during the period. As you know, we look for companies that can post strong earnings growth through an economic cycle, typically 15 percent or higher. New stocks added include Nokia (wireless handsets and infrastructure), Sun Microsystems (computer hardware and software), Unisys--where a new senior management team is growing the services component, Boston Scientific--a leading player in medical devices including the fast growing stent business and Royal Caribbean--a leading company in the cruise industry. We sold our entire positions in Coca-Cola, Philip Morris, Compaq and Cadence Design.

Fundamentally, all of the corporate credits held in the Portfolio are sound. The U.S. holdings are diversified among various industries and individual quality credits. As a group, corporate bonds have come under some price pressure in recent months as the supply of corporate bond issuance has exceeded investor demand. The yield advantage (or spread) for owning corporate bonds wide based on historical standards makes them attractive given the strong business environment in the U.S. and the improving global situation.

OUTLOOK
We are positive on both stocks and bonds. According to our work, bonds are at a two-year high level of attractiveness. Following the slow and painful climb in interest rates over the last 9 months, bonds appear poised for a rally. Inflation is showing no signs of accelerating. The Federal Reserve's hike in the Federal Funds rate could be the flu shot necessary to help put the bond market solidly on the road to recovery.

Stocks will likely be fueled by earnings growth, with little upside expected to come from higher valuations. Currently the outlook for earnings growth is strong, with an expected acceleration in year over year earnings growth. Additionally, the broadening of the stock market leadership is a healthy sign and sets the stage for further long run advances. We continue to be committed to our mission of positioning the Portfolio to meaningfully participate in market advances, while preserving your assets during market declines.

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                            MARKET       % OF STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
Microsoft Corporation.......................................   232,100   $  20,932,519         4.6%
General Electric Company....................................   178,552      20,176,376         4.4%
Cisco Systems, Inc..........................................   265,250      17,108,625         3.7%
Intel.......................................................   261,600      15,565,200         3.4%
Omnicom Group...............................................   188,508      15,080,640         3.3%
                                                                         -------------         ---
                                                                         $  88,863,360        19.4%
                                                                         -------------         ---
                                                                         -------------         ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  ----------
U.S. Treasury...............................................       27.7%
U.S. Government Agencies....................................       23.1%
AAA rated...................................................       10.3%
AA rated....................................................        3.3%
A rated.....................................................       14.2%
BBB rated...................................................       19.5%
BB rated....................................................        2.0%
                                                              ----------
                                                                  100.0%
                                                              ----------
                                                              ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                                29.7%
Common Stocks                        66.2%
Preferred Stocks                      1.5%
Cash and Other
Assets/Liabilities                    2.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000
   GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT LEHMAN BROTHERS AGGREGATE BOND
                         INDEX AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                                 13.95%
Five year                                                17.53%
Ten year                                                 13.24%
                                               Asset Allocation
(Thousands)                                           Portfolio        CPI    Blended Index   Russell 1000 Growth Index
6/30/89                                                 $10,000    $10,000          $10,000                     $10,000
12/31/89                                                $10,740    $10,177          $11,123                     $11,545
12/31/90                                                $11,127    $10,806          $11,529                     $11,515
12/31/91                                                $14,341    $11,128          $15,093                     $16,255
12/31/92                                                $15,383    $11,459          $16,004                     $17,069
12/31/93                                                $16,378    $11,773          $16,915                     $17,562
12/31/94                                                $16,149    $12,103          $16,993                     $18,029
12/31/95                                                $20,188    $12,409          $22,000                     $24,733
12/31/96                                                $22,711    $12,820          $25,294                     $30,451
12/31/97                                                $27,024    $13,046          $30,876                     $39,731
12/31/98                                                $33,414    $13,255          $39,251                     $55,113
6/30/99                                                 $34,677    $13,392          $41,488                     $60,872

    AVERAGE ANNUAL TOTAL RETURN:
One year
Five year
Ten year

(Thousands)                              Lehman Brothers Aggregate Bond Index
6/30/89                                                               $10,000
12/31/89                                                              $10,489
12/31/90                                                              $11,426
12/31/91                                                              $13,254
12/31/92                                                              $14,235
12/31/93                                                              $15,623
12/31/94                                                              $15,167
12/31/95                                                              $17,968
12/31/96                                                              $18,621
12/31/97                                                              $20,419
12/31/98                                                              $22,193
6/30/99                                                               $21,887

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Mortgage Securities
Portfolio seeks a high
level of current income
consistent with prudent
investment risk. The
Mortgage Securities
Portfolio will invest
primarily in
mortgage-related
securities.

MORTGAGE SECURITIES PORTFOLIO

PERFORMANCE
The Mortgage Securities Portfolio generated a total return of 1.14 percent* for the six-month period ended June 30, 1999. The Lehman Brothers Mortgage-Backed Index,** the Portfolio's benchmark, returned .52 percent for the same time period.

PERFORMANCE ANALYSIS
In our last report to you, dated December 31, 1998, we chronicled that investor sentiment--based on global recession and a fear of a bear market in stocks--heavily favored the safety and liquidity of the U.S. Treasury market, resulting in a "flight to quality." Liquidity in the spread sectors (mortgage-backed securities and corporate bonds) all but disappeared as buyers and market makers turned away from these asset classes. Spreads widened to historical levels and trading volume ground to a halt. It was a dark time for the spread sectors (i.e., non-Treasury securities).

Fortunately, the phenomenon was relatively short-lived, and investors have re-engaged in spread sectors. The recovery was due, in part, to a vigilant Federal Reserve. At the end of 1998, the Federal Reserve had just finished cutting key short-term interest rates by .75 percent, clearing the way for other foreign monetary authorities to follow suit. With the global markets awash in liquidity, investor sentiment was on the mend. Add to that the ongoing news of stronger U.S. growth and stability in global markets, and you have all of the necessary ingredients for a "flight from quality" trade.

With the stock market moving back into record territory and consumers appearing to buy anything that was not nailed down, the Federal Reserve switched gears and began to talk tough. Investors sensed the change in monetary policy, which was confirmed in the Federal Reserve's June 30 announcement of a .25 percent increase in the Federal Funds rate to 5 percent. Investors that started the year with expectations of lower rates, lower inflation, and a call for the U.S. to join the global economies in a slow growth dance, revised their forecasts. When the dust settled, the yield on the 10-year Treasury had climbed 1.15 percent to
5.95 percent. Assets that went unloved during the earlier liquidity crisis returned to star status as fundamentals and relative value once again drove valuations and unleashed a powerful wave of spread tightening. At the end of the reporting period, the mortgage market posted the highest returns in the fixed income arena.

Early in the year, the mortgage market enjoyed a stronger start than anticipated. Strong fundamentals and balanced technicals made mortgages an attractive asset class trading at historically wide levels. Agency mortgage securities basked in the warmth of spread tightening to the tune of 30 to 50 basis points. The tightening in spreads helped cushion the blow of higher rates and sent the peak of the refinancing wave into the history books. Many sectors of the non-agency mortgage market (i.e., commercial and investment grade securities) performed even better. They benefited not only from good news on prepayments, but also from diminished credit concerns, improved liquidity, and increased sponsorship.

Throughout the first half of 1999, we were able to opportunistically add to our over weights in non-agency, residential mortgage securities, as well as commercial mortgage securities backed by seasoned loans. Within our core agency holdings, we continue to favor newly issued current coupon mortgage securities due to their attractive yields, liquidity and cash flow stability.

Duration is the key indicator of a portfolio's sensitivity to interest rates. By carrying more duration--about 5 to 7 percent more than the Index during the initial back up in rates-- our relative performance was weakened. However, as indications of above-trend growth appeared, and the Federal Reserve flashed signs of its intent to reenter the monetary game, we took a more neutral stance on the market. We maintained our modest overweight, but decided to postpone any additional purchases of duration.

OUTLOOK
While less undervalued today than at the beginning of the year, we believe the mortgage sector still offers investors an attractive combination of high yield potential and solid credit quality. The potential for capital appreciation also exists should spreads grind back to more normalized historical levels or rates resume their long-term downward trend. With interest rates likely to go nowhere in a hurry, investors will likely continue to reach for higher yielding assets. In this scenario, mortgages are a natural fit, and as we look forward, we expect another good quarter of relative performance for mortgage investors.

Ultimately, we believe the U.S. economy will successfully transition to a more sustainable growth rate on the back of higher nominal interest rates, as the market has already done much of the Federal Reserve's dirty work. If the economy continues to display excessive growth, the Federal Reserve may find it necessary to tighten monetary policy a bit further, perhaps reversing the full .75 percent easing offered up during the liquidity crisis of 1998.

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA rated                               42.5%
AA rated                                21.6%
A rated                                 13.6%
BBB rated                               13.1%
BB rated                                 6.4%
Preferred Stock                          1.3%
Cash and Other Assets/Liabilities        1.5%

SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                           45.1%
Private Placements                       9.0%
Private 144A Issue                      43.1%
Preferred Stock                          1.3%
Cash and Other Assets/Liabilities        1.5%

PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                                1.1%
FNMA MBS                                 7.8%
GNMA MBS                                 5.4%
Vendee MBS                               2.6%
Asset Backed Securities                  1.7%
CMOs/MRBs                                6.5%
Whole Loan MBS                          57.9%
Commercial MBS                          13.4%
Corporate/Agency Bonds                    .8%
Preferred Stock                          1.3%
Cash and Other Assets/Liabilities        1.5%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              Mortgage             Lehman Brothers
                                            Securities                   Mortgage-
(Thousands)                                  Portfolio     Backed Securities Index        CPI
6/30/1989                                       10,000                      10,000     10,000
12/31/1989                                      10,459                      10,572     10,177
12/31/1990                                      11,445                      11,707     10,806
12/31/1991                                      13,307                      13,546     11,128
12/31/1992                                      14,154                      14,487     11,459
12/31/1993                                      15,464                      15,452     11,773
12/31/1994                                      14,942                      15,202     12,103
12/31/1995                                      17,633                      17,755     12,409
12/31/1996                                      18,559                      18,680     12,820
12/31/1997                                      20,256                      20,453     13,046
12/31/1998                                      21,587                      21,876     13,255
6/30/1999                                       21,832                      21,876     13,392
AVERAGE ANNUAL TOTAL RETURN:
One year                                         3.97%
Five year                                        8.13%
Ten year                                         8.12%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

PERFORMANCE UPDATE

[PHOTO]

TERI BRANDT,
SENIOR EQUITY TRADER
The Index 500 Portfolio
seeks investment results
that correspond generally
to the price and yield
performance of the common
stocks included in the
Standard and Poor's
Corporation 500 Composite
Stock Index (S&P 500).+ It
is designed to provide an
economical and convenient
means of maintaining a
broad position in the
equity market as part of
an overall investment
strategy.

INDEX 500 PORTFOLIO

PERFORMANCE
The Index 500 Portfolio generated a total return of 11.97 percent* for the six-month period ended June 30, 1999. This compares to the S&P 500 Index** return of 12.35 percent for the same period.

PERFORMANCE ANALYSIS
Early in the second quarter of 1999, the leadership in the marketplace changed dramatically. The largest stocks in the index came under selling pressure after leading this capitalization-weighted index over the last three years. The "nifty twenty" leadership stocks and the internet darlings broke their steep up-trends when the weight of relatively high valuations and a few earnings disappointments caused investors to re-think their investment strategies. Basic industry, cyclical and value stocks of all kinds jumped to life in a frenzy of rotation in the marketplace.

By the end of the first half of the year the S&P 500 Index** has rallied to a new high, but the leadership has been reassigned to a broader group of stocks. When the Federal Reserve moved the discount rate up and indicated a neutral stance to any additional moves in rates, the markets finished the quarter with a relief rally.

OUTLOOK
Unless long-term interest rates reverse their recent upward trend, we expect that there will not be any room for continued gains in the stock market from valuation changes. Gains from this point will likely come from earnings and continued productivity gains. We do expect the U.S. economy to continue growing with recoveries in both Asia and Europe adding strength to our outlook. Until growth overseas accelerates strongly we don't expect inflation to be a problem for our economy. We believe gains in corporate earnings should give the stock market additional room for some advancement in the second half of 1999.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------   ------------   -----------
Microsoft Corporation.......................................  271,400   $ 24,476,888          4.0%
General Electric Company....................................  174,000     19,662,000          3.2%
International Business Machines.............................   96,600     12,485,550          2.1%
Wal-Mart Stores.............................................  236,200     11,396,650          1.9%
Cisco Systems, Inc..........................................  169,700     10,945,650          1.8%
Lucent Technologies, Inc....................................  161,485     10,890,145          1.8%
Intel.......................................................  176,200     10,483,900          1.7%
Exxon Corporation...........................................  129,500      9,987,688          1.7%
AT&T Corporation............................................  169,827      9,478,468          1.6%
Merck & Co., Inc............................................  125,600      9,294,400          1.5%
                                                                        ------------          ---
                                                                        $129,101,339         21.3%
                                                                        ------------          ---
                                                                        ------------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                     .1%
Depository Receipt                     .9%
Transportation                         .9%
Utilities                             2.8%
Basic Materials                       3.7%
Energy                                5.8%
Capital Goods                         8.1%
Communication Services                9.3%
Consumer Cyclical                     9.8%
Health Care                          10.6%
Consumer Staples                     12.1%
Financial                            15.7%
Technology                           20.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(Thousands)                             Index 500 Portfolio    S & P 500 Index        CPI
6/30/89                                              10,000             10,000     10,000
12/31/89                                             11,241             11,298     10,177
12/31/90                                             10,800             10,943     10,806
12/31/91                                             14,013             14,275     11,128
12/31/92                                             15,048             15,363     11,459
12/31/93                                             16,516             16,913     11,773
12/31/94                                             16,711             17,124     12,103
12/31/95                                             22,866             23,531     12,409
12/31/96                                             27,815             27,983     12,820
12/31/97                                             36,817             37,315     13,046
12/31/98                                             47,119             47,979     13,255
6/30/99                                              52,762             53,904     13,392
AVERAGE ANNUAL TOTAL RETURN:
One year                                             22.23%
Five year                                            27.01%
Ten year                                             18.09%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999. +"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. *Historical results are not an indication of future performance. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. **The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

CLARK WINSLOW, CFA
WINSLOW CAPITAL MANAGEMENT
The Capital Appreciation
Portfolio seeks growth of
capital. Investments will
be made based upon their
potential for capital
appreciation. While
Advantus Capital
Management, Inc. acts as
investment adviser for the
Portfolio, Winslow Capital
Management, Inc. provides
investment advice to the
Capital Appreciation
Portfolio under a
subadvisory agreement.

CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE
Total return for the Capital Appreciation Portfolio was -.13 percent* for the six-month period ended June 30, 1999. The Portfolio underperformed the Russell 1000 Growth Index,** which increased 10.45 percent and the S&P 500 Index,*** which generated a return of 12.35 percent for the same period.

PERFORMANCE ANALYSIS
While the largest market capitalization growth companies and Internet issues dominated the first quarter of 1999, the most recent period saw value stocks and smaller market capitalization companies perform strongly. This can be seen in the excellent performance of the Russell 2000 Index+ and the S&P 600 Small Cap Index++ versus the large cap oriented indices over the last three months.

In the second quarter, the strongest performing sectors in the Portfolio included Technology and Capital Goods. The Portfolio maintained its overweighted position in software companies during the second quarter and it proved to be additive to performance. On average, the technology companies in the Portfolio appreciated nearly 19 percent,* with BMC Software advancing more than 45 percent* in the quarter after a disappointing first quarter return of -17 percent.* The best performing holding in the Capital Goods sector for the three months was Tyco International with a price move of 30 percent.* The Portfolio's average Capital Goods stock appreciated 21 percent* in the last three months after a relatively flat first quarter. During the same time period the Healthcare and Telecommunication sectors detracted from the overall return. Although the Telecommunications sector was the strongest performing area for the first half of 1999 with a return of 20 percent,* the average holding depreciated
2.8 percent* in the last three months. The fear of reduced government payments for hospital services continued to overhang the entire Healthcare sector. For the second quarter and on a year to date basis, healthcare services continue to perform poorly, but the underweighted exposure and positive stock selection in the Portfolio have allowed the Portfolio to outperform the sector.

The Portfolio implements an investment philosophy that is based on the belief that owning companies with consistent and sustainable earnings growth will produce positive investment return potential over the long term. Growth of earnings is a necessity, but relative valuation, what you pay in price/earnings ratio for that future earnings growth stream is also important. This means that we generally will be underweighted in the very largest companies because these types of companies usually cannot achieve earnings growth in excess of 13 percent annually and the P/E ratios on most of the largest growth companies have been unattractive relative to other broad market opportunities.

OUTLOOK
The Winslow Capital Management investment approach focuses on companies with records of consistent sales and earnings growth driven more by company specific strengths than the general rate of economic activity. Self-funding balance sheets, high profitability levels and heavy inside ownership are typical characteristics. These types of companies are well positioned to deliver strong earnings growth, regardless of the general economic outlook.

We expect moderating Gross Domestic Product growth, low inflation and attractive long-term interest rates to continue for the remainder of 1999. Our optimism for the second half of the year performance of the Portfolio is based on the broad market stocks attractive valuations and increased earnings growth visibility from European and Asian economic recoveries. We believe the broad market, which has underperformed relative to the Internet and mega-cap stocks, is attractively valued.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET       % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------  --------------   ----------
Tyco International, Ltd. ...................................  194,400  $   18,419,400      4.8%
Waste Management, Inc. .....................................  322,200      17,318,250      4.5%
Federal National Mortgage Association.......................  228,300      15,610,012      4.1%
Wells Fargo Company.........................................  343,100      14,667,525      3.8%
BMC Software, Inc. .........................................  246,700      13,321,800      3.5%
Home Depot, Inc. ...........................................  196,199      12,642,573      3.3%
MCI Worldcom, Inc. .........................................  144,600      12,471,750      3.2%
Cardinal Health, Inc. ......................................  192,850      12,366,506      3.2%
Tellabs, Inc. ..............................................  177,000      11,958,563      3.1%
Compuware Corporation.......................................  373,100      11,869,244      3.1%
                                                                       --------------      ---
                                                                       $  140,645,623     36.6%
                                                                       --------------      ---
                                                                       --------------      ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    1.6%
Transportation                        2.5%
Communication Services                6.3%
Health Care                           7.9%
Consumer Staples                      8.5%
Capital Goods                        14.5%
Financial                            14.7%
Consumer Cyclical                    16.4%
Technology                           27.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                              7.94%
Five year                                            22.00%
Ten year                                             16.62%
                                       Capital Appreciation    Russell 1000
(Thousands)                                       Portfolio    Growth Index        CPI
6/30/89                                             $10,000         $10,000    $10,000
12/31/89                                            $11,669         $11,545    $10,177
12/31/90                                            $11,429         $11,516    $10,806
12/31/91                                            $16,206         $16,255    $11,128
12/31/92                                            $17,024         $17,069    $11,459
12/31/93                                            $18,800         $17,560    $11,773
12/31/94                                            $19,223         $19,034    $12,103
12/31/95                                            $23,602         $26,114    $12,409
12/31/96                                            $27,759         $32,151    $12,820
12/31/97                                            $35,604         $41,950    $13,046
12/31/98                                            $46,581         $58,190    $13,255
6/30/99                                             $46,522         $64,271    $13,392

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1989 through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. ***The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
++The S&P 600 Small Cap Index is a capitalization-weighted index that measures performance of selected U.S. stocks with a small market capitalization.

PERFORMANCE UPDATE

[PHOTO]

GARY CLEMONS
TEMPLETON INVESTMENT COUNSEL
The International Stock
Portfolio seeks long-term
capital growth. The
Portfolio will invest
primarily in common stocks
of companies and
governments outside the
United States. While
Advantus Capital
Management, Inc. acts as
investment adviser for the
portfolio, Templeton
Investment Counsel, Inc.
provides investment advice
to the International Stock
Portfolio under a
subadvisory agreement.

INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE
International investors displayed a cautious optimism during the first half of 1999, as a recovery in many of the emerging economies appeared more robust. Confidence in international markets emerged with the subdued impact of the Brazilian devaluation at the beginning of the year, giving evidence that the Brazilian economic woes were not as bad as economists had originally anticipated. Across Asia, evidence of economic recovery became more apparent. Japan surprised economists with remarkably strong first quarter growth of 12 percent.

In this environment, the Portfolio benefited from a number of factors, including strong rallies in Asian and Latin American equities, along with a rebound in cyclical stocks and energy companies. For example, one of the Portfolio's largest holdings, British Steel, was also one of the top performers during the period, posting a 75 percent* gain. Overall, for the six-month period ended June 30, 1999, the International Stock Portfolio posted a return of 10.38 percent.* By comparison, an international equity index, the Morgan Stanley Capital EAFE Index,** posted gain of 4.11 percent.

PERFORMANCE ANALYSIS
A rally in Asia continued over the past quarter, with many markets appreciating significantly. Reforms that were at one time unthinkable have been forced by necessity, and in some countries such reforms are gaining acceptance, as they are perceived as the foundation of an economic recovery. In Thailand, for example, foreigners are now able to purchase property for the first time, and bankruptcy laws were established in order to deal with delinquent borrowers. In Indonesia, the elections proved to be far more peaceful than predicted and represented a step towards stability. Corporate restructuring announcements in Japan, along with the strong first quarter growth numbers, lead many investors to believe that the country's business leaders are finally coming to grips with their 11-year malaise. With these forces at work, the equities of the Asian region, representing approximately 16 percent of the Portfolio, generated some of the Portfolio's top performers including Bangkok Bank of Thailand and Hong Kong Telecommunications, which posted gains of 81 percent* and 48 percent,* respectively. We continue to move on a stock-by-stock basis in Asia and Japan, as only time will tell if the promise of reforms equates into increased value for investors.

The European region showed signs of weakness over the first half of the year. Europe currently represents approximately 57 percent of total assets, which equates to a 14.5 percent underweight relative to the EAFE Index. Investors continued to take profits in European equities, with many of the countries' economies showing signs of weakness, the value of the Euro sliding. The weakness in the Euro meant that while most of European markets were up in local currency, the majority of markets reported a loss on a US dollar basis. The notable exceptions were the markets of those countries not yet taking part in the monetary union, such as Sweden, Norway, and the UK, all of which appreciated in both local and US dollar terms for the period. The Portfolio's allocation to the UK, which represents the largest European country weighting at 18 percent, therefore benefited the Portfolio with such names as Barclays PLC, which appreciated 35 percent* during the period.

The equity markets of Latin America continued to recover during the second quarter on the back of improved commodity prices and currency stability. Brazil benefited from benign inflation and a pick up in exports which allowed interest rates to more than halve from their peak this year. Mexico is also gaining from a strong and stable peso, a strong US economy and higher oil prices. Latin America currently represents 7 percent of the Portfolio. We are comfortable with this exposure and find that, in spite the recent rallies in Latin equities, they remain among the most attractive markets globally.

OUTLOOK
So far, 1999 has produced a more favorable outcome for value-oriented investors. The rebound in cyclical and energy related companies as well as rallies in many of the Asian and Latin American equity markets accounted for much of the improved performance of the Portfolio this year. We feel that opportunities remain and will be steadfast in our conviction that Templeton's value-based stock picking approach will likely produce higher return potential for investors over the long-term.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET     % OF STOCK
COMPANY                                                        SHARES       VALUE      PORTFOLIO
------------------------------------------------------------  ---------  -----------  -----------
Merita Bank.................................................  1,085,000  $ 6,184,005      2.1%
British Steel...............................................  2,225,400    5,763,512      2.0%
British Airways.............................................    832,600    5,746,936      1.9%
Rhonc-Poulenc...............................................    122,325    5,606,676      1.9%
Deutsche Bank...............................................     91,166    5,577,970      1.9%
The Nomura Securities Company, Ltd. ........................    463,200    5,415,019      1.8%
Shell Transportation & Trading..............................    703,100    5,274,359      1.8%
Volvo.......................................................    178,500    5,213,609      1.8%
Pioneer International, Ltd..................................  2,024,901    5,199,672      1.8%
Philips Electronics.........................................     52,440    5,188,432      1.8%
                                                                         -----------      ---
                                                                         $55,170,190     18.8%
                                                                         -----------      ---
                                                                         -----------      ---

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                         5.24%
Five year                                       13.12%
Since Inception (May 1, 1992)                   13.09%
                                                                 Morgan
                                         International  Stanley Capital
(Thousands)                            Stock Portfolio             EAFE        CPI
5/01/1992                                      $10,000          $10,000    $10,000
12/31/92                                        $9,319           $8,156    $10,179
12/31/93                                       $13,434          $10,843    $10,458
12/31/94                                       $13,391          $11,722    $10,752
12/31/95                                       $15,296          $13,088    $11,024
12/31/96                                       $18,324          $13,916    $11,388
12/31/97                                       $20,511          $14,198    $11,589
12/31/98                                       $21,866          $17,084    $11,775
6/30/99                                        $24,136          $17,786    $11,897

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio (May 1, 1992) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

PERFORMANCE UPDATE

[PHOTO]

JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO MANAGER
The Small Company Growth
Portfolio seeks long-term
accumulation of capital.
It invests primarily in
common stocks of small
companies, defined in
terms of either market
capitalization or gross
revenues that are less
than $1.5 billion.
Typically, at least 65
percent of the Portfolio
will be invested in stocks
of small companies. In
addition, we will buy
stocks of larger companies
that we feel are growing
significantly faster than
the market overall.

SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE
The Small Company Growth Portfolio returned 4.79 percent* for the six-month period ended June 30, 1999. The Portfolio's benchmark, the Russell 2000 Growth Index,** returned 12.82 percent for the same period.

PERFORMANCE ANALYSIS
After posting one of the most explosive rallies on record during the fourth quarter of 1998, the beginning of 1999 saw small cap growth companies return to the uncertainty that was prevalent throughout most of 1998. Namely, shortfalls in revenues and earnings became more prevalent and stalled any momentum they may have had. Only the Internet stocks maintained their momentum into the second quarter. Investors disillusioned by the troubles in smaller stocks, shifted assets en masse out of small cap funds. The net result was a vicious cycle where portfolio managers sold securities to meet redemptions, which created additional under performance and more outflows. At one point early in the second quarter, small cap stocks trailed the large cap proxy, the S&P 500 Index,+ by 1200 basis points (12 percent). Those were the darkest of times for small cap investors. Since then, the smaller stocks have seen a significant rebound on an absolute and relative basis to the larger stocks. The second quarter saw a rotation away from the large cap companies into both smaller companies and cyclical industries, which should benefit from economic strength. In general, redemptions in small cap funds have shifted to modest inflows and the vicious cycle appears to have been broken.

Positive performance for small cap growth stocks on a year to date basis is really a story of technology. Whether it is data networking, semiconductors or wireless communication, strong performance continues for those companies which provide a valuable component to the explosive technology needs individuals and companies have in today's world. The Internet in particular will continue to change the way people do business. It is clearly a new business paradigm! While we find the Internet opportunities exciting and potentially lucrative, we remain selective in our approach. In practice this means we focus our energies on those companies with business models which are ultimately profitable with solid management who are innovators and or creators of this new space. It is our feeling that our initiatives in the Internet area allow us to invest in very fast moving, leading edge technology companies with higher revenue growth potential currently and significant profitability prospects into the future. Though the Internet stocks have given up a lot of their gains, on an absolute basis they continue to drive performance for the technology area. Importantly, the explosion of Internet use is driving growth in other areas, including telecommunications.

Another area, which has done extremely well for the Portfolio, has been the wireless communications sector. Both the service providers and the equipment manufacturers have had outstanding year to date results. The service providers have been seeing better subscriber growth attributable to better value pricing for the service. Also, during the second quarter, we saw the beginning of the consolidation of some of the smaller wireless providers. These companies know that the best way for them to provide national coverage is to consolidate with other like companies in other parts of the country. Portfolio holdings like Powertel, Aerial, Omnipoint and Voicestream are regional wireless service providers who have seen their stocks at least double year to date.

A weak spot for the Portfolio was in the software and services area. Some of the companies sold off due to their own failings. Others were caught in the wave with competitors, who missed their numbers. Either way it was disappointing to us, and we have lowered our exposure to this area. Another area, healthcare, continues to lag overall market performance with concerns over the tightening going on in the Medicare reimbursement area. The market is not differentiating between companies which are Medicare dependent, and those with predominately private pay revenue bases and not subject to Medicare risks. We are monitoring this area closely while we continue to hold a few of these companies, which have little, or no Medicare related revenues. As always, our focus continues to be on individual companies in areas with substantial and sustainable growth, regardless of the top down macro environment or the overall environment for small cap companies. Our objective is to find these dynamic, fast growing companies on a company by company basis with careful evaluation of their growth prospects, management capabilities and sustainability of the particular business model.

OUTLOOK
We continue to be optimistic looking towards the second half of the year. The second quarter's broadening of the market brought life to both cyclical and small cap stocks. This broadening of the market is very healthy compared to the very narrow, large cap focus we have experienced for a few years. Driven by strong consumer confidence, the solid growth in the U. S. economy continues to provide stability to the earnings outlook while inflation and interest rates appear to be positive and stable despite the recent Federal Reserve rate hike. Most importantly for the small growth companies we invest in, as the above factors favorably impact investor attitude towards small cap companies, the current depressed valuations will likely provide meaningful upside on top of the recent gains.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
DII Group, Inc. ............................................  254,100  $ 9,481,106     5.2%
Acxiom Corporation..........................................  249,100    6,211,931     3.4%
Dycom Industries, Inc. .....................................  103,650    5,804,400     3.2%
Copart, Inc. ...............................................  267,100    5,675,875     3.1%
Fairfield Communities, Inc. ................................  346,700    5,590,537     3.1%
TV Guide, Inc. .............................................  148,900    5,453,462     3.0%
Tropical Sportswear International...........................  162,500    5,179,687     2.9%
Eagle USA Airfreight, Inc. .................................  117,200    4,973,675     2.8%
DuPont Photomasks, Inc. ....................................   97,400    4,663,025     2.6%
Sunrise Assisted Living, Inc. ..............................  130,333    4,545,363     2.5%
                                                                       -----------     ---
                                                                       $57,579,061    31.8%
                                                                       -----------     ---
                                                                       -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    6.5%
Energy                                2.0%
Communication Services                2.5%
Financial                             2.7%
Consumer Staples                      2.8%
Transportation                        3.9%
Basic Materials                       4.1%
Capital Goods                         7.0%
Health Care                          12.6%
Consumer Cyclical                    20.1%
Technology                           35.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                                        -3.03%
Five year                                                       12.72%
Since inception (May 3, 1993)                                   11.93%
(Thousands)                             Small Company Growth Portfolio        CPI   Russell 2000 Growth Index
5/03/93                                                        $10,000    $10,000                     $10,000
12/31/93                                                       $11,733    $10,132                     $12,234
12/31/94                                                       $12,456    $10,416                     $11,938
12/31/95                                                       $16,449    $10,680                     $15,641
12/31/96                                                       $17,509    $11,033                     $17,401
12/31/97                                                       $18,867    $11,227                     $19,654
12/31/98                                                       $19,106    $11,408                     $19,898
6/30/99                                                        $20,021    $11,526                     $22,448

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.
+The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Maturing Government
Bond 2002, 2006 and 2010
Portfolios seek as high of
an investment return as is
consistent with prudent
investment risk for a
specified period of time
ending on a specified
liquidation date. The
Portfolios invest
primarily in U.S.
Government and Agencies
zero coupon fixed income
securities with maturities
near the 2002, 2006 and
2010 liquidation dates of
each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE

For the six-month period ended June 30, 1999, the Maturing Government Bond Portfolio generated the following returns:

Maturing Government Bond 2002 Portfolio................    -1.43 percent*
Maturing Government Bond 2006 Portfolio................    -6.31 percent*
Maturing Government Bond 2010 Portfolio................    -8.39 percent*

For the six-month period ended June 30, 1999, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**.................     -1.55 percent
Ryan Lab's Inc. September 2006 Index**.................     -6.41 percent
Ryan Lab's Inc. September 2010 Index**.................     -8.53 percent

PERFORMANCE ANALYSIS

Our investment activities continue to focus on tracking performance of the respective indices. Over the long run, by selectively using Government Agency securities in concert with U.S. Treasury securities, the Portfolios each benefited from enhanced diversification and also from the receipt of additional income (over that of U.S. Treasury securities).

As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each portfolio is as follows:

Maturing Government Bond 2002 Portfolio................        3.33 years
Maturing Government Bond 2006 Portfolio................        7.18 years
Maturing Government Bond 2010 Portfolio................       11.30 years

OUTLOOK

The secular bull market in interest rates that has graced the capital market since the early 1980s, has most likely reached the mature phase in its cycle. Going forward, returns are not likely to pierce double digits. Instead more moderate returns should prevail as income, and not capital gains, drives returns in the fixed income market.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC Strip                          12.0%
U.S. Treasury Strip                  38.3%
FICO Strip                            9.5%
Israel GTC                            8.4%
TVA Strip                            12.1%
FNMA Strip                           18.5%
Cash and Other
Assets/Liabilities                    1.2%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                  47.0%
FICO Strip                           14.2%
Israel GTC                            5.4%
Israel State Aid Strip                9.3%
RFC Strip                             8.9%
FNMA Strip                           13.5%
Cash and Other
Assets/Liabilities                    1.7%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                  43.8%
FICO Strip                           11.3%
Turkey GTC                            4.6%
Israel State Aid                     14.0%
Israel GTC                            1.2%
RFC Strip                             4.7%
FNMA Strip                           18.9%
Cash and Other
Assets/Liabilities                    1.5%

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

      MATURING
      GOVERNMENT
      BOND PORTFOLIOS
                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                                     3.99%
Five year                                                    8.37%
Since inception (May 2, 1994)                                8.10%
                                                                             Ryan Labs Inc.
                                          Maturing Government Bond           September 2002
                                                                          Index of Treasury
(Thousands)                                         2002 Portfolio                   Strips        CPI
5/02/1994                                                  $10,000                  $10,000    $10,000
12/31/94                                                   $10,028                   $9,952    $10,190
12/31/95                                                   $12,537                  $12,569    $10,447
12/31/96                                                   $12,754                  $12,728    $10,793
12/31/97                                                   $13,838                  $13,897    $10,983
12/31/98                                                   $15,168                  $15,330    $11,160
6/30/99                                                    $14,951                  $15,092    $11,275

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 1999.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                               1.70%
Five year                                             10.23%
Since inception (May 2,1994)                           9.64%
                                                                 Ryan Labs, Inc.
                                         Maturing Government      September 2006
                                                   Bond 2006   Index of Treasury
(Thousands)                                        Portfolio              Strips        CPI
5/02/1994                                             10,000              10,000     10,000
12/31/94                                              10,013               9,988     10,190
12/31/95                                              13,490              13,532     10,447
12/31/96                                              13,327              13,351     10,793
12/31/97                                              15,009              15,116     10,983
12/31/98                                              17,165              17,380     11,160
6/30/99                                               16,082              16,266     11,275

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 1999.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                              -1.87%
Five year                                             11.50%
Since inception (May 2, 1994)                         10.54%
                                         Maturing Government    Ryan Labs, Inc. September 2010
(Thousands)                              Bond 2010 Portfolio          Index of Treasury Strips        CPI
5/2/94                                               $10,000                           $10,000    $10,000
12/31/94                                              $9,970                            $9,931    $10,190
12/31/95                                             $14,080                           $14,313    $10,447
12/31/96                                             $13,599                           $13,880    $10,793
12/31/97                                             $16,028                           $16,251    $10,983
12/31/98                                             $18,317                           $18,824    $11,160
6/30/99                                              $16,779                           $17,218    $11,275

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]

GARY ASTER, CFA
PORTFOLIO MANAGER
The Value Stock Portfolio
seeks long-term
accumulation of capital.
The secondary objective is
the production of income.
The Portfolio invests
primarily in equity
securities of companies,
which, in the opinion of
the Adviser, have market
values, which appear low
relative to their
underlying value or future
growth potential.

VALUE STOCK PORTFOLIO

PERFORMANCE
For the six-month period ended June 30, 1999, investment returns for the first quarter of 1999 bore little resemblance to the second quarter. For the first quarter the Value Stock Portfolio returned -3.87 percent* compared with a positive 1.44 percent for its benchmark, the Russell 1000 Value Index.** For the second quarter the returns were 10.97 percent* and 11.27 percent, respectively. For the full six-month period ended June 30, 1999, the Portfolio posted a total return of 6.67 percent.* In comparison the Russell 1000 Value Index** returned
12.87 percent for the same period.

During the first quarter growth, large caps and earnings momentum stocks provided higher returns than in most areas of the stock market. This trend was reversed during the second quarter as value stocks outperformed their growth counterparts by a wide margin. Also during the second quarter, smaller companies and those with more reasonable valuations participated much more so than in the first quarter.

PERFORMANCE ANALYSIS
Value investors tend to find the current environment more rewarding as careful analysis and stock selection can translate into returns that are competitive with, or even higher to, those of growth and earnings momentum.

The Basic Materials and Energy related economic sectors provided the best relative performance for the Portfolio during the first half of 1999 while Capital Goods and Consumer Staples accounted for most of the performance deficit. In these sectors several companies reported lower than expected quarterly earnings and their stock prices underwent severe selling pressure. Finally, we are maintaining our meaningful under-weighting in banks. We continue to feel this industry, as well as much of the rest of the financial sector, is fully valued and about to experience over capacity.

While many of the Portfolio's holding were either increased or decreased during the six-month period, there were no significant positions eliminated or new positions created.

OUTLOOK
The Portfolio will, no doubt, experience further changes in the future but at the present time we are comfortable with the Portfolio's overall makeup. We will continue to be diligent in our search for companies, which meet our criteria for investing and will not hesitate to add any which appear to have better prospects than any of our current holdings.

We remain committed to our discipline of investing in companies which we believe are being inefficiently priced in the market and have some downside protection in the event of a market decline.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
AT&T Corporation............................................  167,865  $ 9,368,965     4.6%
International Business Machines.............................   72,440    9,362,870     4.6%
American International Group................................   68,740    8,046,876     3.9%
SBC Communications, Inc.....................................  129,010    7,482,580     3.7%
MCI Worldcom, Inc...........................................   85,215    7,349,794     3.6%
Exxon Corporation...........................................   93,600    7,218,900     3.5%
Travelers Group, Inc........................................  144,930    6,884,175     3.4%
BankAmerica Corporation.....................................   74,980    5,496,971     2.7%
Hormel Foods Corporation....................................  133,900    5,389,475     2.7%
Federal National Mortgage Association.......................   71,010    4,855,309     2.4%
                                                                       -----------     ---
                                                                       $71,455,915    35.1%
                                                                       -----------     ---
                                                                       -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    4.9%
Depository Receipt                     .5%
Health Care                            .6%
Capital Goods                         1.7%
Transportation                        2.4%
Technology                            6.2%
Basic Materials                       7.5%
Utilities                             7.5%
Energy                                7.8%
Consumer Cyclical                     9.9%
Consumer Staples                     11.6%
Communication Services               17.6%
Financial                            21.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                               6.09%
Five year                                             19.10%
Since inception (May 2, 1994)                         18.42%
                                                                                     Russell 1000
(Thousands)                            Value Stock Portfolio                   CPI    Value Index
5/2/94                                               $10,000               $10,000        $10,000
12/31/94                                             $10,457               $10,190        $10,209
12/31/95                                             $13,904               $10,448        $14,124
12/31/96                                             $18,207               $10,793        $17,181
12/31/97                                             $22,065               $10,984        $23,223
12/31/98                                             $22,452               $11,160        $26,855
6/30/99                                              $23,949               $11,275        $30,311

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

MARK HENNEMAN, CFA
PORTFOLIO MANAGER
The Small Company Value
Portfolio seeks the
long-term accumulation of
capital. It invests
primarily in the equity
securities of small
companies, defined in
terms of market
capitalization and which
appear to have market
values that are low
relative to their
underlying value or future
earnings and growth
potential.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE
For the six-month period ended June 30, 1999, the Small Company Value Portfolio returned 1.91 percent.* The Russell 2000 Value Index** returned 5.25 percent for the same period.

PERFORMANCE ANALYSIS
After a disappointing first quarter, both small cap and value investing were back in favor in the second quarter. After reading countless articles early this year about the death of traditional value investing and justifications for the massive valuations being placed on the very largest companies, it was reassuring to see once again that the market never changes. Time-honored investment techniques such as value investing can go out of favor (sometimes for years at a time) but will eventually return.

In late March, the Portfolio was down 16 percent* for the year, but has staged a large recovery from there. Year-to-date, the Portfolio had positive absolute returns in all sectors except Consumer Cyclicals, Consumer Staples, and Utilities.

The best performing sector in the Portfolio was Healthcare. The Portfolio generated a 20 percent* return vs. -7 percent return for that sector in the Russell 2000 Value Index.** That was driven mostly by Quest Diagnostics (+54 percent*). Quest recently acquired SmithKlein Clinical Labs which gives the company ample cost cutting opportunities and will cause a rationalization of this business which will lead to better pricing. This has been a long term holding of the Portfolio but has achieved our price target. Shortly after the end of this reporting period we sold most of the position.

We would like to highlight a recent purchase that has demonstrated a positive impact on the Portfolio. ABC Rail had been a perennial poor performer through the years; until it acquired Naco, a well-run private company. The management from Naco was retained to run ABC-Naco and has vastly improved the operating efficiency of the company. Investors noticed this improvement and drove the stock up 62 percent* since we purchased it.

The Portfolio continues to benefit from its Real Estate Investment Trust (REIT) holdings, (currently 15 percent of the Portfolio). The REITs held in the Portfolio outperformed the benchmark (+8 percent* vs. +1 percent). We hold high quality companies that continue to trade at attractive valuations.

The Portfolio struggled in the Consumer sector in the first half. We held some poor performing retail stocks: Just For Feet has had trouble integrating a recent acquisition and was down 63 percent* before we sold the position. Bob Evans Farms is a high quality restaurant chain that continues to show solid same store sales growth. They also have a retail sausage business that was hurt by a recent recovery in hog prices and caused the stock to go down 23 percent.* We recently added to this position as hog prices have moderated, restaurant performance continues to be strong, and the stock is now very attractively priced.

We don't expect any major shifts in the Portfolio going forward. However, we are becoming uncomfortable with the valuations in the Technology sector and are likely to be net sellers of technology stocks.

There were several factors that caused small cap value stocks to perform well in the second quarter:
1.  Low valuation relative to large cap stocks.
2. Investors are becoming comfortable that the Federal Reserve (Fed) will not end the economic expansion. The market got a strong confirmation of that on June 30, 1999 when the Fed raised rates by only 25 basis points (.25 percent) and changed its bias to neutral. This was a clear signal that the Fed does not need to raise interest rates again in the near term. While raising rates are a clear negative for small company stocks, the thought that rates will likely not go any higher was the catalyst needed to get small company stocks moving.
3. Merger and acquisition activity is picking up as larger corporations recognized the undervaluation of small companies. The Portfolio held three stocks that were acquired this year: Westinghouse Air Brakes, BankNorth Group and UST Corp.

OUTLOOK
We continue to have a constructive view of small cap value stocks. We expect the same factors that drove second quarter performance to continue to influence the market. Small cap value stocks still have unusually low valuations relative to large cap stocks. The Fed's recent stance could send the broad market to new highs and we expect merger and acquisition activity to continue, if not accelerate.

Three months of improved performance by small cap value stocks does not guarantee that we are poised for a major leadership change in the market. However, many investors have achieved significant gains in their large cap funds over the last several years and have Portfolios heavily skewed toward large cap funds. We believe this is a good time to look at asset allocation and point out that small cap value stocks can play an important role in a total equity Portfolio.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Wicor, Inc..................................................    8,400  $   234,675     2.2%
Dollar Thrifty Automotive Group, Inc........................    9,200      213,900     2.0%
Pacific Gulf Properties, Inc................................    9,200      208,150     2.0%
Sierra Pacific Resources....................................    5,700      207,338     2.0%
Tower Automotive, Inc.......................................    7,300      185,694     1.8%
Gibraltar Steel Corporation.................................    7,500      185,625     1.7%
A.O. Smith Corporation......................................    6,600      184,800     1.7%
WPS Resources Corporation...................................    6,100      183,000     1.7%
Vishay Intertechnology, Inc.................................    8,625      181,125     1.7%
Zale Corporation............................................    4,500      180,000     1.7%
                                                                       -----------     ---
                                                                       $ 1,964,307    18.5%
                                                                       -----------     ---
                                                                       -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    6.1%
Health Care                           2.1%
Transportation                        3.0%
Basic Materials                       4.3%
Energy                                5.5%
Technology                            7.0%
Consumer Staples                      7.9%
Utilities                             8.8%
Consumer Cyclical                    11.6%
Capital Goods                        14.6%
Financial                            29.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE
          PORTFOLIO, RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                              -8.79%
Since inception (October 1, 1997)                     -1.60%
                                         Small Company Value             Russell
(Thousands)                                        Portfolio    2000 Value Index        CPI
10/1/97                                              $10,000             $10,000    $10,000
12/31/97                                             $10,229             $10,168    $10,019
12/31/98                                              $9,539              $9,513    $10,087
6/30/99                                               $9,721             $10,012    $10,285

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. market.

GLOBAL BOND PORTFOLIO
PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL MANAGEMENT
The Global Bond Portfolio
seeks to maximize current
income consistent with
protection of principal.
The Portfolio pursues its
objective by investing
primarily in debt
securities issued by
issuers located anywhere
in the world. While
Advantus Capital
Management, Inc. acts as
the investment adviser for
the Portfolio, Julius Baer
Investment Management Inc.
provides investment advice
to the Global Bond
Portfolio under a
subadvisory agreement.

PERFORMANCE
The Global Bond Portfolio posted a total return of -8.49 percent* for the six-month period ended June 30, 1999. This compares to the Salomon Brothers World Government Bond Index** return of -7.18 percent for the same period.

PERFORMANCE ANALYSIS
Global: The dominant theme worldwide in the first six months of the year was central bank policy. In early April, the European Central Bank cut interest rates, and in late June the Federal Reserve increased rates. In the UK, rates were cut in successive fashion, while in Japan there was no movement whatsoever on interest rates. The real focus is on the Dow, which continues to defy gravity and influence investors and bond markets alike. The positive returns from core European markets in the first three months were reversed sharply in the second quarter, leaving all except Denmark with negative six-month returns. The Portfolio's exposure to Europe has generally done better than the index because it's exposure to Sweden and Norway helped as these two fell much less than their peers did.

In the dollar bloc, exposure to Australia, Canada and New Zealand helped as these markets turned in the only positive US$ returns for the first half of the year. During the second quarter we also introduced Japan to the portfolio at 1/3 index weight, although an index weight would have been more beneficial as Japanese bonds outperformed European bonds. The strong US dollar drove the Salomon Brothers Non-US World Government Bond Index+ to a -9.11 percent return for the first six months of 1999, far below the comparable time period for 1998.

U.S.: For the six months ended June 30, 1999, yields were roughly one percent higher across the yield curve. This sharp increase in interest rates reflected fixed income investors worries about strong U.S. economic growth, higher oil prices, the Federal Reserve's bias (and actual move) to raise interest rates, and seeds of a global economic recovery. Owning too much duration (longer maturity bonds) hurt the Portfolio's performance. We do not make large bets on interest rate movements, but being five to eight percent longer than the index negatively impacted the relative performance. The overweight in spread sectors, (corporate bonds and mortgage-backed securities) had a positive impact on overall performance as both outperformed U.S. Treasury securities for the first six months of the year.

Fundamentally, all of the corporate credits held in the portfolio are sound. The U.S. holdings are diversified among various industries and individual quality credits. As a group, corporate bonds have come under some price pressure in recent months as the supply of corporate bond issuance has exceeded investor demand. The yield advantage (or spread) for owning corporate bonds is wide based on historical standards making them attractive given the strong business environment in the U.S. and the improving global situation.

OUTLOOK
Global: We view European bonds as the best value at present, as growth prospects are less optimistic than in the US and what we believe to be an overly pessimistic view on monetary tightening in the region. The significant recent underperformance against the US market, as ten-year Bond/Treasury spreads narrowed from 175 basis points to 135 basis points, suggests scope for improvement in the months ahead. In Japan the supply concerns have subsided, replaced by fears of stronger than expected economic growth and the end of the zero interest rate policy from the Bank of Japan. Here again we view the pessimism as too extreme, as the recent growth resulted from the fiscal stimulus package and not 'genuine' economic growth. Although our least favorite market on a medium-term basis, Japanese government bonds have a potential for a rally in the near-term as growth fears are re-assessed.

In terms of currencies, the Euro looks attractive on a fundamental basis, having fallen against the dollar and yen recently. Possible near-term weakness may be felt as dollar parity is increasingly a popular topic, but over the medium-term the currency is set to rebound. The yen looks set to remain rangebound as competing forces are at work. On the one side, the Bank of Japan appears to have drawn a line in the sand above which it will defend the currency with intervention. On the other side, increasing flows into Japan, particularly out of Europe, have been significant, putting pressure on the yen to appreciate further from these levels.

U.S.: The U.S. segment of the Portfolio is well positioned for the second half of 1999. We believe most of the damage to the yield curve has taken place in the past eight months and we will stay the course with duration slightly longer than the index. With credit spreads wide, we will continue to overweight quality corporate bonds and mortgages and gladly accept the incremental income associated with owning these securities.

TEN LARGEST BOND HOLDINGS

                                                                MARKET     % OF BOND
COMPANY                                                          VALUE     PORTFOLIO
------------------------------------------------------------  -----------  ----------
Bundesrepublic (Euro)--6.250%, 04/26/06.....................  $ 2,765,075     9.1%
Bundesrepublic (Euro)--5.250%, 01/04/08.....................    2,750,818     9.1%
Australia (Australian Dollar)--8.750%, 08/15/08.............    1,814,847     6.0%
Sweden (Swedish Krona)--6.500%, 10/25/06....................    1,431,163     4.7%
U.S. Treasury Note (U.S. Dollar)--6.000%, 02/15/26..........    1,335,257     4.4%
UK Treasury (British Sterling Pound)--6.750%, 11/26/04......    1,171,634     3.9%
FNMA (U.S. Dollar)--7.000%, 02/01/29........................      965,410     3.2%
UK Treasury (British Sterling Pound)--8.500%, 12/07/05......      890,237     2.9%
Norway (Norwegian Krone)--6.750%, 01/15/07..................      771,930     2.6%
New Zealand (New Zealand Dollar)--8.000%, 11/15/06..........      719,115     2.4%
                                                              -----------     ---
                                                              $14,615,486    48.3%
                                                              -----------     ---
                                                              -----------     ---

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON
         BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                         1.21%
Since inception (October 1, 1997)                3.61%
                                                                Salomon Brothers
                                                Global            Non-U.S. World
(Thousands)                             Bond Portfolio     Government Bond Index        CPI
10/1/97                                        $10,000                   $10,000    $10,000
12/31/97                                       $10,008                   $10,021    $10,019
12/31/98                                       $11,626                   $11,555    $10,179
6/30/99                                        $10,639                   $10,725    $10,285

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.
+The Salomon Brothers Non-U.S. World Government Bond Index's goal is to include all fixed-rate institutionally traded bonds issued by Australia, Italy, Belgium, Japan, Canada, the Netherlands, Denmark, Spain, France, Sweden, Germany and United Kingdom whose minimum maturity is one year and outstanding balance is at least $25 million U.S. dollars.

PERFORMANCE UPDATE

[PHOTO]
TERI BRANDT,
SENIOR EQUITY TRADER
The Index 400 Mid-Cap
Portfolio seeks to provide
investment results
generally corresponding to
the aggregate price and
dividend performance of
publicly traded common
stocks that comprise the
Standard & Poor's 400
MidCap Index (S&P 400).+
It is designed to provide
an economical and
convenient means of
maintaining a diversified
portfolio in this equity
security area as part of
an over-all investment
strategy.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE
The Index 400 Mid-Cap Portfolio generated a total return of 7.95 percent* for the six-month period ended June 30, 1999. The Portfolio outperformed than the S&P 400 MidCap Index,** which earned 6.88 percent for the same period.

PERFORMANCE ANALYSIS
Early in second quarter 1999 the leadership in the marketplace changed dramatically. The "nifty twenty" leadership stocks and the Internet darlings broke their steep up-trends when the weight of relatively high valuations and a few earnings disappointments caused investors to re-think their investment strategies. Basic industry, cyclical and value stocks of all kinds jumped to life in a frenzy of rotation in the marketplace. During the quarter, smaller stocks performed better than large company shares, and for the first time in years, the MidCap Index stocks outperformed the larger S&P 500 companies.

When the Federal Reserve recently moved the discount rate up and indicated a neutral stance to any additional moves in rates on June 30, 1999, the markets finished the quarter with a relief rally. By the end of the first half of the year the S&P MidCap 400 Index** has rallied to a new high.

OUTLOOK
Unless long-term interest rates reverse their recent upward trend, we expect that there will not be any room for continued gains in the stock market from valuation changes. Gains from this point will come from earnings and continued productivity gains. We do expect the U.S. economy to continue growing with recoveries in both Asia and Europe adding strength to our outlook. Until growth overseas accelerates strongly we don't expect inflation to be a problem for our economy. We believe gains in corporate earnings should give the stock market additional room for some advancement in the second half of 1999. Important questions for the marketplace are; will the change in leadership in the second quarter be sustainable for an extended period, and will the breadth of leadership continue wider than in the past several years. A relatively strong earnings environment for mid-cap companies could provide the backdrop necessary for strong performance for the Index 400 companies. These companies as a whole sell at valuation levels slightly under the S&P 500 Index where larger cap stocks dominate the valuations.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Qualcomm, Inc. .............................................   2,300   $   330,050     2.3%
Best Buy Company, Inc. .....................................   3,200       216,000     1.5%
E*Trade Group, Inc. ........................................   3,900       155,756     1.1%
Linear Technology Corporation...............................   2,300       154,675     1.1%
Biogen, Inc. ...............................................   2,400       154,350     1.1%
Xilinx, Inc. ...............................................   2,500       143,125     1.0%
Maxim Integrated Products...................................   2,100       139,650     0.9%
Lexmark International Group.................................   2,000       132,125     0.9%
Harley-Davidson, Inc. ......................................   2,300       125,062     0.8%
VERITAS Software Corporation................................   1,300       123,419     0.8%
                                                                       -----------  ----------
                                                                       $ 1,674,212    11.5%
                                                                       -----------  ----------
                                                                       -----------  ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    3.5%
Transportation                        1.1%
Communication Services                3.3%
Energy                                4.2%
Basic Materials                       6.0%
Capital Goods                         7.9%
Health Care                           8.4%
Utilities                             8.7%
Consumer Staples                     10.7%
Financial                            11.8%
Consumer Cyclical                    16.7%
Technology                           17.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO, S&P 400 MIDCAP
                         INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                           16.51%
Since inception (October 1, 1997)                  14.15%
(Thousands)                                     Index 400         S&P 400
                                        Mid-Cap Portfolio    MidCap Index        CPI
10/1/97                                           $10,000         $10,000    $10,000
12/31/97                                          $10,006         $10,083    $10,019
12/31/98                                          $11,675         $12,008    $10,179
6/30/99                                           $12,604         $12,834    $10,285

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

PERFORMANCE UPDATE

[PHOTO]

MICHAEL J. KELLY
J.P. MORGAN INVESTMENT MANAGEMENT
The Macro-Cap Value
Portfolio seeks to provide
high total return. It
pursues this objective by
investing in equity
securities that the
sub-adviser believes,
through the use of
dividend discount models,
to be undervalued relative
to their long-term
earnings power, creating a
diversified portfolio of
equity securities which
typically will have a
price/ earnings ratio and
price to book ratio that
reflects a value
orientation. While
Advantus Capital
Management, Inc. acts as
investment advisor for the
Portfolio, J.P. Morgan
Investment Management Inc.
provides investment advice
to the Macro-Cap Value
Portfolio under a
subadvisory agreement.

MACRO-CAP VALUE PORTFOLIO

PERFORMANCE
The Advantus Series Fund Macro-Cap Value Portfolio returned 10.39 percent* for the six-month period ended June 30, 1999. The S&P 500 Index** returned 12.35 percent for the same period.

PERFORMANCE ANALYSIS
U.S. equity markets were pulled in opposing directions during the first half of 1999. Robust first quarter earnings reports suggested that corporate profits would be healthier than originally anticipated; but strong growth prospects sent a chill through the bond market. At the same time, early indications of an improving GLOBAL economic scene shifted Federal Reserve focus from supporting liquidity to preventing domestic over-heating, culminating in a rate hike on the last day of the period. Against this backdrop, cyclical sectors, such as Basic Industry and Capital Goods, suddenly showed surprising vigor. Through this turbulence, however, the strength and consistency of S&P 500 Index** returns remained remarkable: the S&P 500 Index** has now achieved double digit gains on a trailing four quarter basis 17 of the last 18 quarters.

The true hallmark of this period was the dramatic reversal of prevailing trends: the largest stocks underperformed the broader market, and value outperformed growth. Signs of an improving global economy proved the catalyst. Fears of a looming deflationary spiral faded, stimulating investor appetite for more cyclical, economically sensitive sectors. Meanwhile, prospects for global reflation dramatically altered interest rate expectations. Thus, investors were less willing to pay up for growth as it was easier to come by, and was being discounted at higher rates.

Portfolio results benefited from the market's rotation out of the high-priced, mega-cap growth names and into a broader collection of stocks. Our valuation discipline kept the Portfolio concentrated in stocks which our analysts have identified as being the most attractively priced relative to their long-term fundamentals. Conversely, we continued to underweight the "Nifty Fifty" stocks, which underperformed during the period.

Stock selection in the Technology sector led the Portfolio. The tilt toward Internet infrastructure companies, such as SUN MICROSYSTEMS (high-end servers), EMC CORP. (storage), and CISCO SYSTEMS (networking) significantly boosted relative returns. We were also overweight TEXAS INSTRUMENTS, whose more cyclical characteristics and digital signal processor prowess gained favor with investors during the period.

Multi-sector portfolio holdings also outpaced their S&P counterparts. Higher earnings expectations drove TYCO INTERNATIONAL shares higher. Strong earnings and industry consolidation propelled REPUBLIC SERVICES' stock. Results were also helped by not holding GENERAL ELECTRIC, which turned in a comparably dull performance for the six months ended June 30, 1999.

OUTLOOK
Going forward, we expect the market to continue to broaden. The largest stocks still trade at a considerable premium to the rest of the market (37x earnings, versus 26x) at a time when global economic recovery should disproportionately improve prospects for cyclical companies. As valuation creeps back into consideration, we are confident that our research-driven, disciplined investment approach will deliver stellar results.

TEN LARGEST STOCK HOLDINGS

                                                                                       % OF
                                                                         MARKET       STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Tyco International Ltd. ....................................    6,866  $   650,553     3.8%
BankAmerica Corporation.....................................    8,707      638,332     3.7%
SBC Communications, Inc. ...................................    9,700      562,600     3.3%
MCI Worldcom, Inc. .........................................    6,385      549,509     3.2%
Microsoft Corporation.......................................    5,900      532,106     3.1%
Waste Management, Inc. .....................................    9,755      524,331     3.1%
Cisco Systems, Inc. ........................................    7,800      502,613     3.0%
International Business Machines.............................    3,800      491,150     2.9%
Philip Morris Companies, Inc. ..............................   11,100      446,081     2.6%
Procter & Gamble Company....................................    4,700      419,475     2.5%
                                                                       -----------  ----------
                                                                       $ 5,316,750    31.2%
                                                                       -----------  ----------
                                                                       -----------  ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    1.7%
Utilities                             1.6%
Transportation                        2.0%
Energy                                4.9%
Basic Materials                       6.8%
Communication Services                8.3%
Health Care                           8.4%
Consumer Cyclical                     9.9%
Consumer Staples                     10.9%
Capital Goods                        11.1%
Financial                            17.0%
Technology                           17.4%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                        19.86%
Since inception (October 15, 1997)              17.72%
                                             Macro-Cap
(Thousands)                            Value Portfolio     S&P 500 Index        CPI
10/15/97                                       $10,000           $10,000    $10,000
12/31/97                                        $9,787           $10,287    $10,019
12/31/98                                       $11,973           $13,227    $10,179
6/30/99                                        $13,217           $14,860    $10,285

On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through June 30, 1999 and on October 1, 1997 through June 30, 1999 for the S&P 500 Index and the Consumer Price Index. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
[PHOTO]
WILLIAM JEFFREY, III,
KENNETH F. MCCAIN AND
DAVID A. BARATTA
WALL STREET ASSOCIATES
The Micro-Cap Growth
Portfolio seeks long-term
capital appreciation. It
pursues this objective by
investing primarily in
equity securities of
smaller companies which
the sub-adviser believes
are in an early stage or
transitional point in
their development and have
demonstrated or have the
potential for above
average revenue growth. It
will invest primarily in
common stocks and stock
equivalents of micro-cap
companies. While Advantus
Capital Management, Inc.
acts as investment advisor
for the Portfolio, Wall
Street Associates provides
investment advice to the
Micro-Cap Growth Portfolio
under a subadvisory
agreement.

MICRO-CAP GROWTH PORTFOLIO

PERFORMANCE
For the six-month period ended June 30, 1999, the Micro-Cap Growth Portfolio returned 27.10 percent.* The Russell 2000 Index** gained 9.28 percent and the Russell 2000 Growth Index** rose 12.82 percent for the same period. By comparison, for the same period, the S&P 500 Index+ gained 12.35 percent.

PERFORMANCE ANALYSIS
Despite solid earnings growth, investors shunned small-cap stocks for much of the first quarter, sending emerging growth stocks on one of the longest losing streaks on record. Investor's demand for liquidity caused relative valuations to sink to 40-year lows. Small-caps then flourished in the second quarter, earning more than double the return of their larger capitalization counterparts. In the second quarter small-caps outpaced large-cap stocks for the first time in seven quarters.

Stock selection and significant weighting in technology and technology-related stocks drove the Portfolio's performance. Investments in utilities and energy also performed quite well though comprised a smaller portion of Portfolio assets.

OUTLOOK
Over the last three months, small-cap stocks have demonstrated strong performance vis-a-vis larger stocks. Is this the start of the long-awaited small-cap rally? If small-cap earnings remain strong and inflation stays in check, it very well could be.

As we have said repeatedly over the last several quarters, small-cap stocks are very attractively valued, especially relative to larger-cap securities. However, liquidity-driven investors have been hesitant to embrace the bargains found in the small-cap segment of the market. Now, given the declining earnings environment facing larger companies, investors have begun to reexamine small-cap stocks, which are expected to provide higher earnings growth rates. We expect that small-caps should likely continue to outperform as long as they are able to produce strong earnings, relative to large-cap issues.

Current economic conditions are favorable and recent data suggests the economic expansion is under control. Gains in productivity have helped keep a lid on inflation, consumer spending has eased slightly and new construction spending has started to decline. The Federal Reserve raised rates just a quarter percent on June 30, and indicated its outlook on the economy is neutral. As the economy starts to slow, small-cap companies that are able to generate higher earnings growth potential will attract investors and will likely outperform the broader market.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Emulex Corporation..........................................    3,500  $   389,156     3.2%
RF Micro Devices, Inc. .....................................    4,800      358,200     3.0%
Viatel, Inc. ...............................................    6,200      347,975     2.9%
Metromedia Fiber Network....................................    8,600      309,062     2.6%
Pervasive Software, Inc. ...................................   11,600      288,550     2.4%
Applied Micro Circuits Corporation..........................    3,300      271,425     2.2%
Telebanc Financial Corporation..............................    7,000      271,250     2.2%
Concentric Network Corporation..............................    6,800      270,300     2.2%
Genesis Microchip, Inc. ....................................   10,000      236,250     2.0%
Galileo Technology Ltd. ....................................    5,200      235,625     1.9%
                                                                       -----------     ---
                                                                       $ 2,977,793    24.6%
                                                                       -----------     ---
                                                                       -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   11.3%
Transportation                         .3%
Capital Goods                          .8%
Financial                             2.0%
Energy                                3.5%
Consumer Staples                      4.3%
Health Care                           7.4%
Communication Services               10.6%
Consumer Cyclical                    17.6%
Technology                           42.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                          31.95%
Since inception (October 1, 1997)                 13.69%
(Thousands)                                    Micro-Cap    Russell 2000
                                        Growth Portfolio    Growth Index        CPI
10/01/97                                         $10,000         $10,000    $10,000
12/31/97                                          $8,680          $9,181    $10,019
12/31/98                                          $9,846          $9,295    $10,179
6/30/99                                          $12,515         $10,487    $10,285

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.
+The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]
JOE BETLEJ, CFA
PORTFOLIO MANAGER
The Real Estate Securities
Portfolio seeks
above-average income and
long-term growth of
capital. The Portfolio
intends to pursue its
objective by investing
primarily in equity
securities of companies in
the real estate industry.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE
The Real Estate Securities Portfolio returned 6.39 percent* for the six-month period ended June 30, 1999. This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of 6.72 percent for the same period.

PERFORMANCE ANALYSIS
The first six months of 1999 were a transformation for the real estate sector. During the first quarter of 1999, the real estate securities market consolidated in a number of ways. These moves were in response to the poor performance posted by real estate stocks in 1998, including concerns of overbuilding, and a withdrawal of capital from the real estate markets. Investors consolidated into the larger, more liquid real estate stocks that they thought would perform better when capital returned to the group. Construction lenders, who had become more concerned about the amount of new development relative to demand for more real estate, cut back on new fundings. These changes helped the sector turn the corner in early second quarter. Investors recognized the deep discount this sector was trading at relative to the broader market.

The dividend yield for Real Estate Investment Trusts (REITs) was very high. Investors can be assured that the high dividend is in step with safety and quality. New construction numbers continued to turn down. Real estate companies were trading at deep discounts to the underlying value of their real estate. The fundamentals for the underlying real estate as well as real estate securities continued to grow. The companies were also becoming more intelligent by modifying and more clearly stating their business plans of generating long term growth without the need for new equity capital--these companies could sustain growth without new equity offerings.

The market sentiment changed in mid-April. Perhaps the sector valuations became too cheap. Capital started to flow back to real estate securities. Investors began to rally the group, sparked by a well-publicized personal investment in two REITs by Warren Buffet, in effect, legitimizing the investment in real estate securities again. In the second quarter, the Wilshire Associates Real Estate Securities Index** posted a return of 10.62 percent, reflecting the change in investor sentiment. Apartment, Office, and Office/Industrial companies led performance. Apartment companies have continued to generate strong same-store income growth. Office properties have shown substantial gains in rental rates upon expiration and renewal of lease terms. These property types also exhibited multiples that were at a discount to their expected growth rates, providing an opportunity for value investors to profit. We remain cautious regarding these groups as prosperity typically encourages new development. We continue to watch company exposure within submarkets to see that demand keeps pace with new supply.

Weaker performing groups include Hotel REITs, Regional Mall, and Shopping Center Retail companies. The retail companies sold off strong at the beginning of the year with fears that Internet retailing would remove the necessity for site-based retail. These companies began to perform better later in the first half of 1999 after these companies began to show their competitive strengths and investors could not pass up the deep discount valuations. Hotel REITs came under pressure as a few companies announced weaker revenues per available room due to increased amount of new supply, particularly in the limited service hotels. We expect this trend to hold for the balance of the year for the hotel sector until the new supply is absorbed by market demand. We enhanced our holdings in real estate related companies, helping our performance and diversifying a bit from REIT securities. Additions to the portfolio included Home Depot, Newell-Rubbermaid, and Cendant Corporation. Although these companies do not directly own significant amounts of real estate, the quality of their business is driven by the strength of the real estate markets, providing the Portfolio with additional ways to drive performance.

OUTLOOK
Real estate securities have begun retracing some of 1998's losses and have rebuilt confidence in the sector. We believe that these stocks will continue to generate total returns consistent with the low-to-mid teen's range. Earnings quality remains high, rental rates are increasing, companies are becoming more efficient operators, and new construction is slowing down across most property types providing a strong base of fundamentals to drive this sector. The rise in interest rates has diminished the yield premium that REITs have delivered over fixed income investments, perhaps dampening some demand from interest rate sensitive buyers. We do feel, however, that dividend quality remains strong. The real estate companies are showing strong capital management plans by becoming self-sustaining; they are generating new investment capital from asset sales and remaining less dependent on new issuance of equity for growth opportunities. While real estate companies as a group are trading at approximately the underlying value of the assets of these companies, their stock should command a premium for the liquidity and management that the public market format provides. We remain confident in the group going forward.

TEN LARGEST STOCK HOLDINGS

                                                                            MARKET       % OF STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
Public Storage, Inc.........................................     8,316   $     232,848         4.0%
Apartment Investment and Management.........................     5,260         224,865         3.9%
Avalon Bay Communities, Inc.................................     6,050         223,850         3.8%
Catellus Development Corporation............................    13,000         201,500         3.5%
Macerich Company............................................     7,600         199,500         3.4%
Highwoods Properties, Inc...................................     6,700         183,831         3.2%
Starwood Lodging Trust......................................     6,000         183,375         3.2%
Kilroy Realty...............................................     7,400         179,913         3.1%
Meristar Hospitality Corporation............................     8,000         179,500         3.1%
Archstone Communities Trust.................................     7,600         166,725         2.9%
                                                                         -------------         ---
                                                                         $   1,975,907        34.1%
                                                                         -------------         ---
                                                                         -------------         ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    6.0%
Consumer Staples                       .8%
Consumer Cyclical                    14.1%
Financial                            79.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN
One year                                           -5.89%
Since inception (October 1, 1997)                  -8.17%
                                              Real Estate          Wilshire Associates
                                               Securities       Real Estate Securities
(Thousands)                                     Portfolio                        Index        CPI
05/01/98                                          $10,000                      $10,000    $10,000
12/31/98                                           $8,510                       $8,568    $10,098
06/30/99                                           $9,053                       $9,144    $10,203

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(a)
--------                                                      ------------------
COMMON STOCK (98.7%)
  CAPITAL GOODS (11.7%)
    Electrical Equipment (6.5%)
 286,200   General Electric Company.........................     $    32,340,600
                                                              ------------------
    Manufacturing (3.1%)
 167,542   Tyco International, Ltd..........................          15,874,604
                                                              ------------------
    Office Equipment (2.1%)
 162,100   Lexmark International Group, Inc. (b)............          10,708,731
                                                              ------------------
  COMMUNICATION SERVICES (2.5%)
    Telecommunication (2.5%)
 144,958   MCI Worldcom, Inc. (b)...........................          12,502,628
                                                              ------------------
  CONSUMER CYCLICAL (15.7%)
    Auto (1.5%)
 132,900   Danaher Corporation..............................           7,724,812
                                                              ------------------
    Houseware (1.2%)
 213,600   Leggett & Platt, Inc.............................           5,940,750
                                                              ------------------
    Leisure (1.5%)
 173,400   Royal Caribbean Cruises Ltd......................           7,586,250
                                                              ------------------
    Retail (7.0%)
 538,500   Family Dollar Stores.............................          12,924,000
 169,400   Home Depot, Inc..................................          10,915,712
 237,700   Wal-Mart Stores..................................          11,469,025
                                                              ------------------
                                                                      35,308,737
                                                              ------------------
    Service (4.5%)
 194,400   Cendant Corporation (b)..........................           3,985,200
 165,900   Omnicom Group....................................          13,272,000
 133,300   Quintiles Transnational (b)......................           5,598,600
                                                              ------------------
                                                                      22,855,800
                                                              ------------------
  CONSUMER STAPLES (10.9%)
    Entertainment (3.1%)
 172,600   Carnival Corporation.............................           8,371,100
  99,600   Time Warner, Inc.................................           7,320,600
                                                              ------------------
                                                                      15,691,700
                                                              ------------------
    Food & Health (1.3%)
 157,000   U.S. Foodservice (b).............................           6,692,125
                                                              ------------------

                                                                    MARKET
SHARES                                                             VALUE(a)
--------                                                      ------------------
  CONSUMER STAPLES--CONTINUED
    Household Products (2.9%)
 262,500   Dial.............................................     $     9,761,719
  55,900   Procter & Gamble Company.........................           4,989,075
                                                              ------------------
                                                                      14,750,794
                                                              ------------------
    Retail (2.2%)
 219,600   Safeway, Inc. (b)................................          10,870,200
                                                              ------------------
    Service (1.4%)
 158,200   Automatic Data Processing, Inc...................           6,960,800
                                                              ------------------
  FINANCIAL (7.7%)
    Finance--Diversified (2.2%)
 192,600   Federal Home Loan Mortgage Corporation...........          11,170,800
                                                              ------------------
    Insurance (2.8%)
  66,138   American International Group.....................           7,742,280
  58,300   Hartford Life....................................           3,068,037
  75,200   Nationwide Financial Services....................           3,402,800
                                                              ------------------
                                                                      14,213,117
                                                              ------------------
    Investment Bankers/Brokers (2.7%)
 110,400   Knight/Trimark Group, Inc. (b)...................           6,658,500
 175,500   T. Rowe Price Associates.........................           6,734,812
                                                              ------------------
                                                                      13,393,312
                                                              ------------------
  HEALTH CARE (18.9%)
    Drugs (10.7%)
  70,900   American Home Products Corporation...............           4,076,750
 200,200   Bristol-Myers Squibb Company.....................          14,101,587
  49,800   Eli Lilly & Company..............................           3,566,925
 191,900   Merck & Co., Inc.................................          14,200,600
  78,700   Pfizer, Inc......................................           8,637,325
 174,900   Schering Plough Corporation......................           9,269,700
                                                              ------------------
                                                                      53,852,887
                                                              ------------------

              See accompanying notes to investments in securities.

                                                                GROWTH PORTFOLIO
                                           Investments in Securities - continued

                                                                    MARKET
SHARES                                                             VALUE(a)
--------                                                      ------------------
  HEALTH CARE--CONTINUED
    Health Care--Diversified (2.4%)
  82,000   Johnson & Johnson................................     $     8,036,000
  59,100   Warner-Lambert Company...........................           4,100,062
                                                              ------------------
                                                                      12,136,062
                                                              ------------------
    Hospital Management (1.0%)
 436,900   Health Management Associates, Inc. (b)...........           4,915,125
                                                              ------------------
    Medical Products/Supplies (4.8%)
 114,000   Boston Scientific Corporation (b)................           5,008,875
 176,500   Guidant Corporation..............................           9,078,719
 372,200   Sybron International Corporation (b).............          10,258,763
                                                              ------------------
                                                                      24,346,357
                                                              ------------------
  TECHNOLOGY (30.3%)
  94,600   America Online, Inc. (b).........................          10,453,300
  94,600   BMC Software, Inc. (b)...........................           5,108,400
 319,400   Cisco Systems, Inc. (b)..........................          20,601,300
 181,500   Dell Computer Corporation (b)....................           6,715,500

                                                                    MARKET
SHARES                                                             VALUE(a)
--------                                                      ------------------
  TECHNOLOGY--CONTINUED
 173,800   EMC Corporation (b)..............................     $     9,559,000
 184,400   Galileo International, Inc.......................           9,853,875
 291,000   Intel............................................          17,314,500
 230,800   Lucent Technologies, Inc.........................          15,564,575
 324,100   Microsoft Corporation (b)........................          29,229,769
  79,500   Nokia Oyj (c)....................................           7,279,219
 299,300   Nova Corporation (b).............................           7,482,500
  85,400   Sun Microsystems, Inc. (b).......................           5,881,925
 203,000   Unisys Corporation (b)...........................           7,904,313
                                                              ------------------
                                                                     152,948,176
                                                              ------------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
  86,700   AES Corporation (b)..............................           5,039,438
                                                              ------------------
Total common stock (cost: $335,023,511).....................         497,823,805
                                                              ------------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.3%)
$  256,178   Temporary Investment Fund--Temp Fund Portfolio, current rate               256,178
              4.830%.............................................................
 6,370,000   Federal Home Loan Mortgage Corporation............  4.822%  07/14/99     6,358,866
                                                                                   ------------
             Total short-term securities (cost: $6,615,258)......................     6,615,044
                                                                                   ------------
             Total investments in securities (cost: $341,638,769) (d)............  $504,438,849
                                                                                   ------------
                                                                                   ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.4% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $342,661,090. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $167,887,115
Gross unrealized depreciation..........    (6,109,356)
                                         ------------
Net unrealized appreciation............  $161,777,759
                                         ------------
                                         ------------

BOND PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
LONG-TERM DEBT SECURITIES (92.0%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (33.1%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.2%)
$  328,669   .................................................   6.500%  12/01/23     $       318,495
                                                                                   ------------------
    Federal National Mortgage Association (FNMA) (2.3%)
 2,000,000   .................................................   6.000%  05/15/08           1,934,022
   979,091   .................................................   6.000%  09/01/28             921,945
   490,771   .................................................   6.500%  10/01/28             471,420
   750,000   (d)..............................................   7.000%  07/01/29             742,031
                                                                                   ------------------
                                                                                            4,069,418
                                                                                   ------------------
    Government National Mortgage Association (GNMA) (5.3%)
 1,352,121   .................................................   6.000%  07/15/28           1,267,931
 3,713,925   .................................................   6.500%  09/15/28           3,581,598
   576,481   .................................................   7.000%  11/15/23             571,289
   355,309   .................................................   7.000%  10/15/25             351,467
   548,003   .................................................   7.000%  03/15/26             541,777
   417,151   .................................................   7.000%  05/15/26             412,412
   549,242   .................................................   7.500%  06/15/28             555,569
 1,393,611   .................................................   7.500%  10/15/28           1,409,664
   248,150   .................................................   8.000%  09/15/24             255,215
   149,976   .................................................   8.500%  10/15/22             157,305
   151,004   .................................................   8.500%  12/15/22             158,382
                                                                                   ------------------
                                                                                            9,262,609
                                                                                   ------------------
    U.S. Treasury (25.3%)
 7,500,000   U.S. Treasury Bond...............................   5.625%  02/15/06           7,385,160
 4,000,000   U.S. Treasury Bond...............................   5.750%  11/30/02           4,005,000
 5,500,000   U.S. Treasury Bond...............................   5.875%  11/15/05           5,496,563
 6,000,000   U.S. Treasury Bond...............................   6.000%  07/31/02           6,060,000
 2,550,000   U.S. Treasury Bond...............................   6.000%  02/15/26           2,479,875
 8,800,000   U.S. Treasury Bond...............................   6.625%  03/31/02           9,020,000
 8,400,000   U.S. Treasury Note...............................   5.250%  08/15/03           8,253,000
 2,550,000   U.S. Treasury Strip (e)..........................   4.980%  05/15/06           1,697,482
                                                                                   ------------------
                                                                                           44,397,080
                                                                                   ------------------
             Total U.S. government and agencies obligations (cost:
              $59,303,505).......................................................          58,047,602
                                                                                   ------------------
  CORPORATE OBLIGATIONS (58.9%)
    BASIC MATERIALS (10.0%)
      Chemicals (7.6%)
 2,500,000   BF Goodrich Company..............................   6.600%  05/15/09           2,395,150
 4,000,000   BF Goodrich Company..............................   9.625%  07/01/01           4,233,856
 4,000,000   IMC Global, Inc..................................   6.625%  10/15/01           3,985,012
 2,687,003   Novartis AG 144A Issue (c).......................   7.240%  01/02/16           2,658,762
                                                                                   ------------------
                                                                                           13,272,780
                                                                                   ------------------

              See accompanying notes to investments in securities.

                                                                  BOND PORTFOLIO
                                           Investments in Securities - continued

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  CORPORATE OBLIGATIONS--CONTINUED
      Paper and Forest (2.4%)
$4,150,000   International Paper Company......................   6.875%  07/10/00     $     4,168,638
                                                                                   ------------------
    CAPITAL GOODS (2.8%)
      Aerospace/Defense (2.8%)
 1,000,000   Raytheon Company.................................   5.950%  03/15/01             996,272
 4,250,000   Raytheon Company.................................   6.400%  12/15/18           3,827,712
                                                                                   ------------------
                                                                                            4,823,984
                                                                                   ------------------
    COMMUNICATION SERVICES (4.7%)
      Telephone (4.7%)
 5,000,000   AT&T Corporation.................................   6.500%  03/15/29           4,496,930
 4,000,000   GTE Corporation..................................   6.940%  04/15/28           3,803,120
                                                                                   ------------------
                                                                                            8,300,050
                                                                                   ------------------
    CONSUMER CYCLICAL (2.7%)
      Auto (2.7%)
 5,000,000   Meritor Automotive, Inc..........................   6.800%  02/15/09           4,731,245
                                                                                   ------------------
    CONSUMER STAPLES (7.2%)
      Broadcasting (2.6%)
 5,000,000   British Sky Broadcasting.........................   6.875%  02/23/09           4,559,580
                                                                                   ------------------
      Entertainment (2.3%)
 3,500,000   Time Warner, Inc.................................   9.125%  01/15/13           3,989,342
                                                                                   ------------------
      Household Products (2.3%)
 3,850,000   Premark International, Inc.......................  10.500%  09/15/00           4,024,578
                                                                                   ------------------
    ENERGY (2.4%)
      Oil (2.4%)
 4,500,000   Conoco, Inc......................................   6.950%  04/15/29           4,203,144
                                                                                   ------------------
    FINANCIAL (19.5%)
      Asset-Backed Securities (.7%)
 1,350,000   National Collegiate..............................   7.240%  09/20/14           1,271,376
                                                                                   ------------------
      Banks (4.9%)
 5,500,000   PNC Bank Corporation.............................   6.728%  01/25/07           5,524,255
 3,400,000   St. George Bank Capital Note 144A Issue (b)(c)...   8.485%  12/31/49           3,028,026
                                                                                   ------------------
                                                                                            8,552,281
                                                                                   ------------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.3%)
   935,000   California Housing Finance Agency................   8.160%  02/01/28             982,161
 1,200,000   CSFB Finance Company 144A Issue (c)..............   5.969%  11/15/05           1,090,125
 1,544,073   Prudential Home Mortgage Securities..............   6.050%  04/25/24           1,448,649
   588,000   Wyoming Community Development....................   6.850%  06/01/10             588,000
                                                                                   ------------------
                                                                                            4,108,935
                                                                                   ------------------
      Commercial Finance (2.8%)
 5,000,000   General Electric Capital Corporation.............   6.290%  12/15/07           4,998,645
                                                                                   ------------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO
Investments in Securities - continued

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  CORPORATE OBLIGATIONS--CONTINUED
      Insurance (3.8%)
$4,425,000   Conseco Financing Trust II.......................   8.700%  11/15/26     $     4,043,118
 2,950,000   Unum Corporation.................................   6.750%  12/15/28           2,693,152
                                                                                   ------------------
                                                                                            6,736,270
                                                                                   ------------------
      Investment Bankers/Brokers (2.8%)
 5,000,000   Morgan Stanley Dean Witter.......................   6.875%  03/01/07           4,955,290
                                                                                   ------------------
      Real Estate Investment Trust (.5%)
 1,000,000   Security Capital Pacific Trust...................   7.500%  02/15/14             963,371
                                                                                   ------------------
      Savings and Loans (1.7%)
 3,000,000   Bank United Corporation..........................   8.875%  05/01/07           3,002,742
                                                                                   ------------------
    HEALTH CARE (1.6%)
      Medical Products/Supplies (1.6%)
 3,000,000   Tyco International Group.........................   6.875%  01/15/29           2,740,170
                                                                                   ------------------
    UTILITIES (8.0%)
      Electric Companies (5.1%)
 5,000,000   Georgia Power Company............................   5.500%  12/01/05           4,680,995
 4,000,000   Hydro-Quebec Debentures (b)......................   8.000%  02/01/13           4,290,440
                                                                                   ------------------
                                                                                            8,971,435
                                                                                   ------------------
      Natural Gas (2.9%)
 5,250,000   Enron Corporation................................   6.725%  11/15/37           5,103,593
                                                                                   ------------------
             Total corporate obligations (cost: $108,332,998)....................         103,477,449
                                                                                   ------------------
             Total long-term debt securities (cost: $167,636,503)................         161,525,051
                                                                                   ------------------

SHARES
----------
PREFERRED STOCK (5.1%)
  FINANCIAL (5.1%)
    Real Estate Investment Trust (5.1%)
    70,000  Duke Realty Investments, Inc. 7.99%........................................     3,154,375
    35,000  Nationwide Health Properties, Inc. 7.68%...................................     3,198,125
    60,000  Prologis Trust 8.54%.......................................................     2,643,750
                                                                                         ------------
                                                                                            8,996,250
                                                                                         ------------
            Total preferred stock (cost: $9,955,725)...................................     8,996,250
                                                                                         ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.5%)
$2,652,553   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%.......     2,652,553
                                                                                         ------------
             Total short-term securities (cost: $2,652,553)............................     2,652,553
                                                                                         ------------
             Total investments in securities (cost: $180,244,781)(f)...................  $173,173,854
                                                                                         ------------
                                                                                         ------------

              See accompanying notes to investments in securities.

                                                                  BOND PORTFOLIO
                                           Investments in Securities - continued

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 4.2% of net assets in foreign securities at June 30, 1999.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1999, which includes acquisition date and cost, is as follows:

                                            ACQUISITION
SECURITY                                       DATE         COST
------------------------------------------  -----------  ----------
CSFB Financial Company 144A Issue.........   05/15/96    $1,167,750
Novartis AG 144A Issue....................   12/24/96     2,687,003
St. George Bank 144A Issue................   06/12/97     3,400,000
                                                         ----------
                                                         $7,254,753
                                                         ----------
                                                         ----------

(d) At June 30, 1999 the total cost of investments issued on a when-issued or forward commitment basis is $740,625.
(e) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(f) At June 30, 1999 the cost of securities for federal income tax purposes was $180,405,120. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........................  $    69,304
Gross unrealized depreciation..........................   (7,300,570)
                                                         -----------
Net unrealized depreciation............................  $(7,231,266)
                                                         -----------
                                                         -----------

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
COMMERCIAL PAPER (99.4%)
  BASIC MATERIALS (14.6%)
    Agriculture Products (5.5%)
$1,045,000   Archer-Daniels Midland Company...................  5.056%  07/13/99     $     1,043,266
 4,255,000   Archer-Daniels Midland Company...................  4.908%  08/12/99           4,231,106
 2,410,000   Cargill, Inc.....................................  5.093%  02/02/00           2,339,225
                                                                                  ------------------
                                                                                           7,613,597
                                                                                  ------------------
    Chemicals (9.1%)
 6,015,000   E.I. DuPont De Nemours & Company.................  5.005%  11/23/99           5,897,732
 1,160,000   Monsanto Company (c).............................  4.966%  07/06/99           1,159,211
 4,590,000   Monsanto Company (c).............................  5.005%  09/15/99           4,542,660
 1,000,000   Monsanto Company (c).............................  5.031%  10/07/99             986,672
                                                                                  ------------------
                                                                                          12,586,275
                                                                                  ------------------
  CAPITAL GOODS (3.8%)
    Electrical Equipment (3.8%)
 1,285,000   Emerson Electric Company.........................  5.473%  01/18/00           1,247,312
 2,540,000   Emerson Electric Company.........................  5.441%  01/21/00           2,464,831
 1,655,000   Emerson Electric Company.........................  5.475%  01/27/00           1,604,285
                                                                                  ------------------
                                                                                           5,316,428
                                                                                  ------------------
  COMMUNICATION SERVICES (12.3%)
    Telephone (12.3%)
 1,235,000   AT&T Corporation.................................  4.903%  07/15/99           1,232,682
 5,915,000   AT&T Corporation.................................  4.864%  07/26/99           5,895,359
 3,025,000   Bellsouth Telecommunications.....................  5.234%  08/24/99           3,001,758
 1,765,000   Bellsouth Telecommunications.....................  5.331%  09/13/99           1,746,129
 1,190,000   Bellsouth Telephone..............................  4.927%  07/19/99           1,187,115
 3,910,000   GTE Funding......................................  5.107%  07/16/99           3,901,811
                                                                                  ------------------
                                                                                          16,964,854
                                                                                  ------------------
  CONSUMER CYCLICAL (4.1%)
    Publishing (4.1%)
 2,730,000   McGraw-Hill Companies, Inc.......................  4.894%  07/14/99           2,725,250
 3,035,000   McGraw-Hill Companies, Inc.......................  5.031%  09/09/99           3,005,996
                                                                                  ------------------
                                                                                           5,731,246
                                                                                  ------------------
  CONSUMER STAPLES (21.6%)
    Beverage (4.8%)
 1,000,000   Coca-Cola Enterprises............................  4.870%  07/16/99             998,003
 2,045,000   Coca-Cola Enterprises............................  4.874%  07/20/99           2,039,824
 2,635,000   Coca-Cola Enterprises............................  4.946%  09/03/99           2,612,344
 1,040,000   Coca-Cola Enterprises............................  5.475%  01/20/00           1,009,187
                                                                                  ------------------
                                                                                           6,659,358
                                                                                  ------------------

              See accompanying notes to investments in securities.

                                                          MONEY MARKET PORTFOLIO
                                           Investments in Securities - continued

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
  CONSUMER STAPLES--CONTINUED
    Entertainment (4.4%)
$5,130,000   Walt Disney Company..............................  4.871%  07/28/99     $     5,111,580
 1,015,000   Walt Disney Company..............................  4.959%  11/17/99             996,188
                                                                                  ------------------
                                                                                           6,107,768
                                                                                  ------------------
    Food (7.3%)
 2,005,000   Bestfood (c).....................................  5.038%  07/14/99           2,001,409
 2,000,000   General Mills, Inc...............................  5.091%  11/19/99           1,961,422
 4,975,000   General Mills, Inc...............................  5.238%  02/01/00           4,825,534
 1,275,000   HJ Heinz Company.................................  4.956%  08/04/99           1,269,141
                                                                                  ------------------
                                                                                          10,057,506
                                                                                  ------------------
    Household Products (5.1%)
 5,340,000   Clorox Company...................................  4.931%  07/08/99           5,334,955
 1,675,000   Clorox Company...................................  4.892%  07/21/99           1,670,522
                                                                                  ------------------
                                                                                           7,005,477
                                                                                  ------------------
  ENERGY (2.2%)
    Oil & Gas (2.2%)
 3,025,000   Shell Oil........................................  4.959%  08/10/99           3,008,648
                                                                                  ------------------
  FINANCIAL (21.2%)
    Auto Finance (2.8%)
 1,010,000   Ford Motor Credit................................  4.957%  08/06/99           1,005,162
 1,195,000   Ford Motor Credit................................  5.155%  08/31/99           1,184,792
 1,625,000   General Motors Acceptance Corporation............  4.993%  08/26/99           1,612,647
                                                                                  ------------------
                                                                                           3,802,601
                                                                                  ------------------
    Commercial Finance (9.9%)
 6,730,000   Bell Atlantic Corporation........................  4.918%  07/06/99           6,725,469
 4,830,000   G.E. Capital Corporation.........................  4.959%  08/02/99           4,809,094
 2,170,000   G.E. Capital Corporation.........................  5.083%  11/22/99           2,127,340
                                                                                  ------------------
                                                                                          13,661,903
                                                                                  ------------------
    Consumer Finance (7.0%)
 2,325,000   Associates Corporation of North America..........  5.029%  01/24/00           2,260,339
 4,715,000   Ciesco LP........................................  4.887%  07/12/99           4,708,067
 2,720,000   Ciesco LP........................................  5.111%  09/07/99           2,694,343
                                                                                  ------------------
                                                                                           9,662,749
                                                                                  ------------------
    Finance--Diversified (1.5%)
 2,075,000   American General Corporation.....................  4.472%  07/23/99           2,069,422
                                                                                  ------------------
  HEALTH CARE (11.5%)
    Drugs (6.7%)
 1,660,000   American Home Products Corporation (c)...........  4.905%  07/29/99           1,653,777
 1,085,000   American Home Products Corporation (c)...........  5.103%  08/16/99           1,078,067
 1,295,000   American Home Products Corporation (c)...........  4.927%  08/20/99           1,286,319

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO
Investments in Securities - continued

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
  HEALTH CARE--CONTINUED
$1,960,000   Schering Corporation.............................  4.905%  07/07/99     $     1,958,421
 3,310,000   Schering Corporation.............................  4.863%  07/21/99           3,301,204
                                                                                  ------------------
                                                                                           9,277,788
                                                                                  ------------------
    Health Care--Diversified (4.8%)
 2,315,000   Johnson & Johnson (c)............................  4.922%  08/18/99           2,300,113
 2,755,000   Johnson & Johnson (c)............................  4.945%  10/04/99           2,719,993
 1,705,000   Johnson & Johnson (c)............................  4.933%  10/20/99           1,679,799
                                                                                  ------------------
                                                                                           6,699,905
                                                                                  ------------------
  TECHNOLOGY (1.0%)
 1,435,000   Motorola, Inc....................................  4.905%  07/02/99           1,434,807
                                                                                  ------------------
  UTILITIES (7.1%)
    Electric Companies (7.1%)
 2,485,000   Alabama Power Company............................  4.993%  07/09/99           2,482,284
 2,055,000   Alabama Power Company............................  5.000%  07/13/99           2,051,627
 1,005,000   Alabama Power Company............................  5.140%  07/22/99           1,002,036
 2,020,000   Carolina Power & Light Company...................  4.935%  07/09/99           2,017,817
 2,318,000   MidAmerican Energy...............................  4.993%  07/09/99           2,315,466
                                                                                  ------------------
                                                                                           9,869,230
                                                                                  ------------------
             Total commercial paper (cost: $137,529,562)........................         137,529,562
                                                                                  ------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.8%)
 2,500,000   Federal Home Loan Bank...........................  5.000%  10/28/99           2,500,000
                                                                                  ------------------
             Total U.S. government obligations (cost: $2,500,000)...............           2,500,000
                                                                                  ------------------

SHORT-TERM SECURITIES (4.8%)
 6,631,780   Temporary Investment Fund--Temp Fund Portfolio, current rate                  6,631,780
              4.830%............................................................
                                                                                  ------------------
             Total short-term securities (cost: $6,631,780).....................           6,631,780
                                                                                  ------------------
             Total investments in securities (cost: $146,661,342) (b)...........     $   146,661,342
                                                                                  ------------------
                                                                                  ------------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 1999.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

                                                      ASSET ALLOCATION PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
COMMON STOCK (66.2%)
  CAPITAL GOODS (6.4%)
    Electrical Equipment (3.0%)
       178,552    General Electric Company..................................................  $    20,176,376
                                                                                              ---------------
    Manufacturing (2.0%)
       144,598    Tyco International, Ltd. .................................................       13,700,660
                                                                                              ---------------
    Office Equipment (1.4%)
       140,600    Lexmark International Group, Inc. (b).....................................        9,288,387
                                                                                              ---------------
  COMMUNICATION SERVICES (1.4%)
    Telecommunication (1.4%)
       109,170    MCI Worldcom, Inc. (b)....................................................        9,415,912
                                                                                              ---------------
  CONSUMER CYCLICAL (11.2%)
    Auto (1.0%)
       123,300    Danaher Corporation.......................................................        7,166,812
                                                                                              ---------------
    Building Materials (.1%)
        25,000    D.R. Horton, Inc..........................................................          415,625
        25,000    Standard Pacific Corporation..............................................          323,437
                                                                                              ---------------
                                                                                                      739,062
                                                                                              ---------------
    Houseware (.8%)
       185,200    Leggett & Platt, Inc......................................................        5,150,875
                                                                                              ---------------
    Leisure (1.0%)
       153,400    Royal Caribbean Cruises Ltd. (c)..........................................        6,711,250
                                                                                              ---------------
    Lodging--Hotel (.5%)
        63,458    Host Marriott Corporation.................................................          753,564
        50,700    Meristar Hospitality Corporation..........................................        1,137,581
        18,500    Promus Hotel Corporation (b)..............................................          573,500
        34,700    Starwood Lodging Trust....................................................        1,060,519
                                                                                              ---------------
                                                                                                    3,525,164
                                                                                              ---------------

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  CONSUMER CYCLICAL--CONTINUED
    Retail (3.9%)
       481,400    Family Dollar Stores......................................................  $    11,553,600
       141,000    Home Depot, Inc...........................................................        9,085,687
       117,000    Wal-Mart Stores...........................................................        5,645,250
                                                                                              ---------------
                                                                                                   26,284,537
                                                                                              ---------------
    Service (3.9%)
       275,300    Cendant Corporation (b)...................................................        5,643,650
        31,100    Fairfield Communities, Inc. (b)...........................................          501,487
       188,508    Omnicom Group.............................................................       15,080,640
       117,900    Quintiles Transnational (b)...............................................        4,951,800
                                                                                              ---------------
                                                                                                   26,177,577
                                                                                              ---------------
  CONSUMER STAPLES (6.6%)
    Entertainment (1.1%)
       152,600    Carnival Corporation......................................................        7,401,100
                                                                                              ---------------
    Food & Health (.6%)
       101,200    U.S. Foodservice (b)......................................................        4,313,650
                                                                                              ---------------
    Household Products (1.9%)
       227,200    Dial......................................................................        8,449,000
         5,700    Newell Company............................................................          265,050
        45,610    Procter & Gamble Company..................................................        4,070,692
                                                                                              ---------------
                                                                                                   12,784,742
                                                                                              ---------------
    Retail (1.5%)
       203,984    Safeway, Inc. (b).........................................................       10,097,208
                                                                                              ---------------
    Service (.9%)
       135,500    Automatic Data Processing, Inc............................................        5,962,000
                                                                                              ---------------
    Tobacco (.6%)
       100,600    Philip Morris Companies, Inc..............................................        4,042,862
                                                                                              ---------------
  FINANCIAL (9.9%)
    Finance--Diversified (1.8%)
        18,000    Asset Investors Corporation...............................................          268,875
        38,600    Crescent Real Estate Equipment Company....................................          916,750

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
Investments in Securities - continued

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  FINANCIAL--CONTINUED
       165,200    Federal Home Loan Mortgage Corporation....................................  $     9,581,600
        36,600    Simon Property Group, Inc. ...............................................          928,725
        25,700    Trammell Crow Company (b).................................................          422,444
                                                                                              ---------------
                                                                                                   12,118,394
                                                                                              ---------------
    Insurance (2.3%)
        78,043    American International Group..............................................        9,135,909
        54,300    Hartford Life.............................................................        2,857,537
        77,100    Nationwide Financial Services, Inc. ......................................        3,488,775
                                                                                              ---------------
                                                                                                   15,482,221
                                                                                              ---------------
    Investment Bankers/Brokers (1.7%)
        98,500    Knight/Trimark Group, Inc. (b)............................................        5,940,781
         2,088    Reckson Service Industries (b)............................................           31,581
       151,700    T. Rowe Price Associates..................................................        5,821,487
                                                                                              ---------------
                                                                                                   11,793,849
                                                                                              ---------------
    Real Estate (.2%)
        79,800    Catellus Development Corporation (b)......................................        1,236,900
                                                                                              ---------------
    Real Estate Investment Trust (3.9%)
        32,100    Apartment Investment & Management Company.................................        1,372,275
        45,800    Archstone Communities Trust...............................................        1,004,737
        19,400    Arden Realty Group, Inc...................................................          477,725
        37,300    Avalon Bay Communities, Inc...............................................        1,380,100
        11,800    Boston Properties, Inc....................................................          423,325
        35,900    Carramerica Realty Corporation............................................          897,500

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  FINANCIAL--CONTINUED
         9,000    Central Parking Corporation...............................................  $       308,250
         5,000    Charles E. Smith Realty, Inc..............................................          169,687
        33,200    Developers Diversified Realty Corporation.................................          551,950
        14,200    Equity Office Properties Trust............................................          363,875
         5,700    Equity Residential Property Trust.........................................          256,856
        23,300    Essex Property Trust......................................................          824,237
        24,100    Felcor Lodging Trust, Inc.................................................          500,075
        15,500    First Industrial Realty Trust.............................................          425,281
        22,200    Franchise Finance Corporation of America..................................          488,400
        34,800    Gables Residential Trust..................................................          839,550
        24,400    Glenborough Realty Trust, Inc. ...........................................          427,000
        11,920    Golf Trust of America, Inc. ..............................................          291,295
        41,600    Highwoods Properties, Inc.................................................        1,141,400
        39,800    HRPT Properties Trust.....................................................          609,437
        93,100    Innkeepers USA Trust......................................................          931,000
        44,900    Kilroy Realty.............................................................        1,091,631
         5,100    Kimco Realty Corporation Senior Notes.....................................          199,538
        31,920    Koger Equity..............................................................          588,525
         3,800    Lennar Corporation........................................................           91,200
        20,800    Liberty Property Trust....................................................          517,400
        20,200    LNR Property Corporation..................................................          431,775
        46,000    Macerich Company..........................................................        1,207,500
        21,400    Mack-Cali Realty..........................................................          662,063
        37,480    New Plan Excel Realty Trust...............................................          674,640

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           Investments in Securities - continued

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  FINANCIAL--CONTINUED
        23,100    Pacific Gulf Properties, Inc..............................................  $       522,638
        44,000    Pan Pacific Retail Properties.............................................          855,250
         9,900    Parkway Properties........................................................          327,938
        34,900    Philips International Realty..............................................          588,938
        15,300    Post Properties, Inc......................................................          627,300
        54,064    Public Storage, Inc.......................................................        1,513,792
         7,500    Reckson Associates Realty Corporation.....................................          176,250
         7,379    Reckson Associates Realty Corporation, Class B (b)........................          176,174
        15,800    Regency Realty Corporation................................................          346,613
        25,600    SL Green Realty Corporation...............................................          523,200
        31,900    Summit Properties, Inc....................................................          630,025
        19,700    Trinet Corporation........................................................          545,444
        21,500    Urban Shopping Centers, Inc. .............................................          677,250
                                                                                              ---------------
                                                                                                   26,659,039
                                                                                              ---------------
  HEALTH CARE (12.1%)
    Drugs (6.5%)
        45,900    American Home Products Corporation........................................        2,639,250
       177,600    Bristol-Myers Squibb Company..............................................       12,509,700
        36,900    Eli Lilly & Company.......................................................        2,642,963
       177,100    Merck & Co., Inc..........................................................       13,105,400
        58,400    Pfizer, Inc. .............................................................        6,409,400
       130,600    Schering Plough Corporation...............................................        6,921,800
                                                                                              ---------------
                                                                                                   44,228,513
                                                                                              ---------------
    Health Care--Diversified (2.0%)
        64,700    Abbott Laboratories.......................................................        2,943,850
        73,400    Johnson & Johnson.........................................................        7,193,200
        53,600    Warner-Lambert Company....................................................        3,718,500
                                                                                              ---------------
                                                                                                   13,855,550
                                                                                              ---------------

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  HEALTH CARE--CONTINUED
    Hospital Management (.6%)
       364,800    Health Management Associates, Inc. (b)....................................  $     4,104,000
                                                                                              ---------------
    Medical Products/Supplies (3.0%)
        99,300    Boston Scientific Corporation (b).........................................        4,362,994
       156,600    Guidant Corporation.......................................................        8,055,113
       282,400    Sybron International Corporation (b)......................................        7,783,650
                                                                                              ---------------
                                                                                                   20,201,757
                                                                                              ---------------
  TECHNOLOGY (18.0%)
        64,600    America Online, Inc. (b)..................................................        7,138,300
        84,500    BMC Software, Inc. (b)....................................................        4,563,000
       265,250    Cisco Systems, Inc. (b)...................................................       17,108,625
       120,700    Dell Computer Corporation (b).............................................        4,465,900
       176,600    EMC Corporation (b).......................................................        9,713,000
       151,300    Galileo International, Inc................................................        8,085,094
       261,600    Intel.....................................................................       15,565,200
       139,000    Lucent Technologies, Inc..................................................        9,373,813
       232,100    Microsoft Corporation (b).................................................       20,932,519
        69,000    Nokia Oyj (c).............................................................        6,317,813
       260,600    Nova Corporation (b)......................................................        6,515,000
        73,800    Sun Microsystems, Inc. (b)................................................        5,082,975
       174,900    Unisys Corporation (b)....................................................        6,810,169
                                                                                              ---------------
                                                                                                  121,671,408
                                                                                              ---------------
  UTILITIES (.6%)
    Electric Companies (.6%)
        73,700    AES Corporation (b).......................................................        4,283,813
                                                                                              ---------------
Total common stock
 (cost: $288,320,145).......................................................................      448,573,618
                                                                                              ---------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
Investments in Securities - continued

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
PREFERRED STOCK (1.5%)
  FINANCIAL (1.5%)
    Real Estate Investment Trust (1.5%)
       102,000    Duke Realty Investments, Inc.-- 7.99%.....................................  $     4,596,375
        39,000    Nationwide Health Properties, Inc.-- 7.68%................................        3,563,625

                                                                                                  MARKET
SHARES                                                                                           VALUE(a)
--------------                                                                                ---------------
  FINANCIAL--CONTINUED
        50,000    Prologis Trust-- 8.54%....................................................  $     2,203,125
                                                                                              ---------------
                                                                                                   10,363,125
                                                                                              ---------------
Total preferred stock
 (cost: $11,467,385)........................................................................       10,363,125
                                                                                              ---------------

PRINCIPAL
--------------
LONG-TERM DEBT SECURITIES (29.7%)
  GOVERNMENT OBLIGATIONS (15.0%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.3%)
$    1,459,016    ...................................................    6.500%    02/01/29         1,412,590
       989,228    ...................................................    6.500%    12/01/23           958,606
                                                                                              ---------------
                                                                                                    2,371,196
                                                                                              ---------------
    Federal National Mortgage Association (FNMA) (2.8%)
     2,354,120    ...................................................    6.000%    04/01/14         2,273,722
       979,091    ...................................................    6.000%    09/01/28           921,945
       617,230    ...................................................    6.000%    02/01/29           581,204
       749,279    ...................................................    6.000%    05/01/29           705,192
     1,217,645    ...................................................    6.500%    03/15/14         1,201,226
     2,958,198    ...................................................    6.500%    10/01/28         2,841,557
     1,942,477    ...................................................    6.500%    11/01/28         1,880,135
     1,952,757    ...................................................    6.500%    12/01/28         1,890,085
     2,483,024    ...................................................    6.500%    02/01/29         2,385,119
     1,476,019    ...................................................    6.500%    02/01/29         1,428,647
       391,197    ...................................................    7.000%    03/01/14           392,955
       813,648    ...................................................    7.000%    04/01/14           817,304
     1,593,918    ...................................................    7.000%    04/01/14         1,600,963
                                                                                              ---------------
                                                                                                   18,920,054
                                                                                              ---------------
    Government National Mortgage Association (GNMA) (3.5%)
       882,542    ...................................................    6.000%    08/15/28           827,590
       473,373    ...................................................    6.500%    01/15/29           456,319
     3,249,531    ...................................................    7.000%    05/15/26         3,212,610
       979,193    ...................................................    7.000%    06/15/28           967,836
     1,892,916    ...................................................    7.000%    07/15/28         1,870,962
     2,010,667    ...................................................    7.000%    12/15/28         1,987,347
     2,509,398    ...................................................    7.000%    01/15/29         2,479,712
     1,408,379    ...................................................    7.000%    01/15/29         1,391,718
       390,091    ...................................................    7.000%    01/15/29           385,476
     3,197,406    ...................................................    7.000%    02/15/29         3,159,580
     1,598,783    ...................................................    7.000%    05/15/29         1,579,869

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           Investments in Securities - continued

                                                                                                  MARKET
PRINCIPAL                                                                                        VALUE(a)
--------------                                                                                ---------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$      124,217    ...................................................    7.500%    06/20/02   $       125,552
        57,169    ...................................................    7.500%    07/20/02            57,783
       373,875    ...................................................    7.500%    05/15/24           378,776
       704,428    ...................................................    7.500%    06/15/28           712,542
     2,119,721    ...................................................    7.500%    09/15/28         2,144,138
     1,795,068    ...................................................    7.500%    10/15/28         1,815,745
                                                                                              ---------------
                                                                                                   23,553,555
                                                                                              ---------------
    State and Local Government Obligations (.2%)
     1,470,000    Wyoming Community Development......................    6.850%    06/01/10         1,470,000
                                                                                              ---------------
    U.S. Treasury (8.2%)
    20,750,000    Strip (f)..........................................    4.913%    05/15/06        13,812,839
     4,375,000    ...................................................    5.500%    08/15/28         3,994,922
     1,000,000    ...................................................    5.625%    02/15/06           984,688
     3,150,000    ...................................................    5.750%    11/30/02         3,153,938
     3,250,000    ...................................................    5.875%    11/15/05         3,247,969
    14,800,000    ...................................................    6.000%    07/31/02        14,948,000
    10,250,000    ...................................................    6.000%    02/15/26         9,968,125
     1,500,000    ...................................................    7.000%    07/15/06         1,589,063
     3,900,000    ...................................................    5.250%    08/15/03         3,831,750
                                                                                              ---------------
                                                                                                   55,531,294
                                                                                              ---------------
                  Total government obligations (cost: $105,849,810)........................       101,846,099
                                                                                              ---------------
  CORPORATE OBLIGATIONS (14.7%)
    BASIC MATERIALS (1.9%)
      Chemicals (1.3%)
     4,836,605    Ciba Geigy Corporation 144A Issue (d)..............    7.240%    01/02/16         4,785,772
     4,000,000    IMC Global, Inc....................................    6.625%    10/15/01         3,985,012
                                                                                              ---------------
                                                                                                    8,770,784
                                                                                              ---------------
      Paper and Forest (.6%)
     4,000,000    International Paper Company........................    6.875%    07/10/00         4,017,964
                                                                                              ---------------
    COMMUNICATION SERVICES (.7%)
      Telephone (.7%)
     1,000,000    AT&T Corporation...................................    6.500%    03/15/29           899,386
     3,700,000    GTE Corporation....................................    6.940%    04/15/28         3,517,886
                                                                                              ---------------
                                                                                                    4,417,272
                                                                                              ---------------
    CONSUMER CYCLICAL (.7%)
      Auto (.7%)
     5,000,000    Meritor Automotive, Inc............................    6.800%    02/15/09         4,731,245
                                                                                              ---------------
    CONSUMER STAPLES (2.1%)
      Broadcasting (.6%)
     4,300,000    British Sky Broadcasting...........................    6.875%    02/23/09         3,921,239
                                                                                              ---------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
Investments in Securities - continued

                                                                                                  MARKET
PRINCIPAL                                                                                        VALUE(a)
--------------                                                                                ---------------
  CORPORATE OBLIGATIONS--CONTINUED
      Entertainment (.7%)
$    4,250,000    Time Warner, Inc...................................    9.125%    01/15/13   $     4,844,201
                                                                                              ---------------
      Household Products (.8%)
     4,900,000    Premark International, Inc.........................   10.500%    09/15/00         5,122,191
                                                                                              ---------------
    FINANCIAL (6.6%)
      Banks (1.6%)
     7,178,000    PNC Bank Corporation...............................    6.728%    01/25/07         7,209,655
     4,000,000    St. George Bank 144A Issue (c)(d)..................    8.485%    12/31/49         3,562,384
                                                                                              ---------------
                                                                                                   10,772,039
                                                                                              ---------------
      Commercial Finance (.8%)
     5,250,000    General Electric Capital Corporation...............    6.290%    12/15/07         5,248,577
                                                                                              ---------------
      Commercial Mortgage-Backed Securities (.5%)
     1,818,265    Chase Mortgage Finance Corporation.................    6.750%    02/25/25         1,764,990
     1,327,472    Citicorp Mortgage Securities, Inc..................    6.500%    10/25/23         1,309,298
                                                                                              ---------------
                                                                                                    3,074,288
                                                                                              ---------------
      Finance--Diversified (.2%)
     3,300,000    Guangdong Enterprises 144A Issue (c)(d)............    8.875%    05/22/07         1,056,000
                                                                                              ---------------
      Insurance (.5%)
     3,850,000    Unum Corporation...................................    6.750%    12/15/28         3,514,792
                                                                                              ---------------
      Investment Bankers/Brokers (.9%)
     6,196,000    Morgan Stanley Dean Witter.........................    6.875%    03/01/07         6,140,595
                                                                                              ---------------
      Real Estate Investment Trust (.2%)
     1,500,000    Security Capital Pacific Trust.....................    7.500%    02/15/14         1,445,057
                                                                                              ---------------
      Savings and Loans (.4%)
     2,950,000    Bank United Corporation............................    8.875%    05/01/07         2,952,696
                                                                                              ---------------
      Whole Loan Mortgage-Backed (1.5%)
     1,082,057    Banco Hipotecario Nacional (c).....................    7.916%    07/25/09           968,779
     1,079,561    Paine Webber Mortgage Acceptance Corporation.......    6.930%    02/25/24         1,035,807
     5,042,282    Prudential Home Mortgage Securities................    6.500%    10/25/23         4,882,442
     1,000,000    Prudential Home Mortgage Securities 144A Issue                                    1,009,400
                   (e)...............................................    7.900%    04/28/22
     2,467,942    Residential Funding Mortgage.......................    7.000%    10/25/23         2,422,532
                                                                                              ---------------
                                                                                                   10,318,960
                                                                                              ---------------
    HEALTH CARE (.5%)
      Medical Products/Supplies (.5%)
     3,600,000    Tyco International Group...........................    6.875%    01/15/29         3,288,204
                                                                                              ---------------

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           Investments in Securities - continued

                                                                                                  MARKET
PRINCIPAL                                                                                        VALUE(a)
--------------                                                                                ---------------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (2.2%)
      Electric Companies (1.4%)
$    5,000,000    Georgia Power Company 1st Mortgage Bond............    5.500%    12/01/05   $     4,680,995
     4,800,000    Hydro-Quebec Debentures (c)........................    8.000%    02/01/13         5,148,528
                                                                                              ---------------
                                                                                                    9,829,523
                                                                                              ---------------
      Natural Gas (.8%)
     5,715,000    Enron Corporation..................................    6.725%    11/15/37         5,555,626
                                                                                              ---------------
                  Total corporate obligations (cost: $105,046,719).........................        99,021,253
                                                                                              ---------------
                  Total long-term debt securities (cost: $210,896,529).....................       200,867,352
                                                                                              ---------------

SHORT-TERM SECURITIES (2.1%)
    13,942,234    Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%......        13,942,234
                                                                                              ---------------
                  Total short-term securities (cost: $13,942,234)..........................        13,942,234
                                                                                              ---------------
                  Total investments in securities (cost: $524,626,293) (g).................   $   673,746,329
                                                                                              ---------------
                                                                                              ---------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.6% of net assets in foreign securities as of June 30, 1999.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1999, which includes acquisition date and cost, is as follows:

                                            ACQUISITION
SECURITY                                      DATE           COST
------------------------------------------  ---------   ---------------
Ciba Geigy Corporation 144A Issue.........   various    $     4,871,179
Guangdong Enterprises 144A Issue..........   various          3,406,194
St. George Bank 144A Issue................   6/12/97          4,000,000
                                                        ---------------
                                                        $    12,277,373
                                                        ---------------
                                                        ---------------

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(g) At June 30, 1999 the cost of securities for federal income tax purposes was $527,697,817. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation............................  $   166,498,738
Gross unrealized depreciation............................      (20,450,226)
                                                           ---------------
Net unrealized appreciation..............................  $   146,048,512
                                                           ---------------
                                                           ---------------

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                   MARKET
PRINCIPAL                                                                                         VALUE(a)
----------                                                                                   ------------------
LONG-TERM DEBT SECURITIES (97.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.9%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.1%)
$1,485,453   ...........................................................   6.500%  12/01/23     $     1,439,471
                                                                                             ------------------
    Federal National Mortgage Association (FNMA) (7.8%)
 2,300,000   (c)........................................................   6.500%  07/01/29           2,223,093
   307,380   ...........................................................   6.500%  02/01/17             298,762
 1,029,668   ...........................................................   6.500%  03/01/17             999,755
 1,489,166   ...........................................................   6.500%  09/01/28           1,441,372
 1,454,577   ...........................................................   6.500%  03/15/29           1,407,893
   500,000   ...........................................................   6.500%  06/01/29             483,616
 1,852,199   ...........................................................   7.000%  02/01/29           1,823,695
 1,218,082   ...........................................................   8.000%  07/15/16           1,265,575
     7,270   ...........................................................   8.000%  05/01/22               7,498
                                                                                             ------------------
                                                                                                      9,951,259
                                                                                             ------------------
    Government National Mortgage Association (GNMA) (5.4%)
 2,000,000   ...........................................................   4.000%  10/20/25           1,852,202
 1,268,655   ...........................................................   6.500%  03/15/29           1,222,949
   997,891   ...........................................................   6.500%  04/15/29             961,940
   500,000   (c)........................................................   7.000%  07/15/28             493,750
   500,000   (c)........................................................   7.500%  07/15/28             505,312
   500,000   (c)........................................................   7.500%  07/15/29             505,312
     2,009   ...........................................................   8.500%  03/15/22               2,108
   691,859   ...........................................................   6.500%  03/15/29             666,933
   749,253   ...........................................................   6.500%  05/15/29             722,260
                                                                                             ------------------
                                                                                                      6,932,766
                                                                                             ------------------
    Vendee Administration (Vendee) (2.6%)
 1,484,614   Vendee Mortgage Trust Participation Certificates (b).......   7.793%  02/15/25           1,528,523
 1,717,135   Vendee Mortgage Trust Participation Certificates (b).......   8.293%  12/15/26           1,784,505
                                                                                             ------------------
                                                                                                      3,313,028
                                                                                             ------------------
             Total U.S. government and agencies obligations (cost: $21,720,986)............          21,636,524
                                                                                             ------------------
  CORPORATE OBLIGATIONS (.8%)
 1,000,000   Security Capital Pacific Trust.............................   7.500%  02/15/14             963,371
                                                                                             ------------------
             Total corporate obligations (cost: $1,000,000)................................             963,371
                                                                                             ------------------
  OTHER MORTGAGE-BACKED SECURITIES (79.5%)
    Asset Backed (1.7%)
   652,319   Structured Mortgage Asset Residential Trust 144A Issue                                     195,696
              (d).......................................................   8.240%  03/15/06
 2,000,000   Team Fleet Financing 144A Issue (e)........................   7.800%  05/15/03           2,011,250
                                                                                             ------------------
                                                                                                      2,206,946
                                                                                             ------------------

              See accompanying notes to investments in securities.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           Investments in Securities - continued

                                                                                                   MARKET
PRINCIPAL                                                                                         VALUE(a)
----------                                                                                   ------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (6.5%)
$  850,446   American Housing Trust.....................................   8.125%  06/25/18     $       865,940
   350,893   Black Diamond Mortgage Trust 144A Issue (e)................   6.732%  01/29/13             340,366
 3,000,000   California Housing Finance Agency..........................   7.760%  08/01/25           3,151,350
 1,275,000   California Housing Finance Agency..........................   8.160%  02/01/28           1,339,311
   527,544   Countrywide Funding........................................   7.000%  06/25/24             488,701
 1,000,000   Pennsylvania Housing Finance...............................   7.410%  10/01/17             994,889
 1,153,600   Wyoming Community Development..............................   6.850%  06/01/10           1,153,600
                                                                                             ------------------
                                                                                                      8,334,157
                                                                                             ------------------
    Commercial Mortgage-Backed Securities (13.4%)
        --   Asset Securitization Corporation (d)(f)....................   9.174%  08/13/29           2,060,702
        --   Asset Securitization Corporation 144A Issue (d)(f).........   9.174%  08/13/29           1,880,073
 1,275,000   Covenant Retirement Community..............................   6.250%  12/01/22           1,252,972
 3,336,000   FFCA Secured Lending Corporation 144A Issue (e)............   8.910%  06/15/14           3,329,745
 1,821,236   Huntoon Page (d)...........................................   7.000%  06/01/21           1,823,512
 2,690,979   New York Dorm Authority (d)................................   7.750%  04/01/28           2,778,170
 1,733,950   Pleasant Hill Revenue Bond.................................   7.950%  09/20/15           1,805,671
 2,262,529   Rosewood Care Center.......................................   7.250%  11/01/13           2,320,495
                                                                                             ------------------
                                                                                                     17,251,340
                                                                                             ------------------
    Whole Loan Mortgage-Backed (57.9%)
 3,976,069   Banco Hipotecario Nacional 144A Issue (d)(g)...............   7.916%  07/25/09           3,559,824
    74,862   Bank of America Corporation................................   8.375%  05/01/07              74,578
 3,349,619   Bear Stearns Mortgage Securities, Inc......................   6.750%  04/30/30           3,281,254
 1,290,064   Bear Stearns Mortgage Securities, Inc......................   8.000%  11/25/29           1,317,827
 2,835,925   Chase Manhattan Corporation................................   6.750%  03/25/25           2,710,081
 2,958,563   Chase Mortgage Finance Corporation 144A Issue (e)..........   6.622%  03/28/25           2,850,724
 3,008,706   Chase Mortgage Finance Corporation 144A Issue (e)..........   6.622%  03/28/25           2,899,038
 1,241,335   Chase Mortgage Finance Corporation 144A Issue (e)..........   6.957%  08/28/24           1,210,689
   691,166   Country Wide Home Loan 144A Issue (e)......................   7.500%  03/25/27             613,078
 2,850,000   CSFB Finance Company 144A Issue (d)........................   5.969%  11/15/05           2,589,047
   979,145   CSFB Mortgage Securities 144A Issue (e)....................   7.763%  05/30/23             990,466
   139,825   First Bank Systems.........................................   3.190%  03/25/08             123,510
   818,612   First Union Residential....................................   7.000%  09/25/26             782,527
   326,656   First Union Residential....................................   7.000%  09/25/26             317,340
 1,044,684   GE Capital Mortgage Services 144A Issue (e)................   6.000%  10/25/08           1,012,048
 1,081,043   GE Capital Mortgage Services 144A Issue (d)................   6.000%  12/25/08           1,044,028
 2,670,583   GE Capital Mortgage Services 144A Issue (e)................   6.500%  04/25/24           2,556,149
 1,115,473   GE Capital Mortgage Services, Inc. (e).....................   6.500%  09/25/23           1,017,520
 2,128,227   GE Capital Mortgage Services, Inc. (e).....................   6.500%  04/25/24           2,068,828
 1,865,435   GE Capital Mortgage Services, Inc. (e).....................   6.500%  05/25/24           1,729,608
 1,256,980   International Capital Markets 144A Issue (d)...............   8.250%  09/01/15           1,263,265
 1,573,125   Lehman Structured Securities 144A Issue (e)................   6.594%  04/28/24           1,502,853
 3,488,040   Metropolitan Asset Funding 144A Issue (e)..................   6.980%  05/20/12           3,430,269
 2,205,403   Metropolitan Asset Funding 144A Issue (e)..................   7.130%  06/20/12           2,159,917

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO
Investments in Securities - continued

                                                                                                   MARKET
PRINCIPAL                                                                                         VALUE(a)
----------                                                                                   ------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$3,163,167   Morgan Stanley Capital 144A Issue (e)......................   6.975%  06/29/26     $     3,048,502
 2,049,384   Morgan Stanley Capital 144A Issue (e)......................   6.975%  06/29/26           1,928,983
 1,611,037   Paine Webber Mortgage Acceptance Corporation...............   6.750%  01/25/24           1,518,096
   644,843   Paine Webber Mortgage Acceptance Corporation 144A Issue                                    647,474
              (d).......................................................   8.125%  07/25/09
 1,733,879   Prudential Home Mortgage...................................   6.050%  04/25/24           1,626,725
 2,150,000   Prudential Home Mortgage...................................   6.500%  10/25/23           2,994,901
   400,000   Prudential Home Mortgage...................................   8.000%  09/25/22             404,424
   321,848   Prudential Home Mortgage 144A Issue (e)....................   7.500%  08/25/07             323,836
 1,000,000   Prudential Home Mortgage 144A Issue (e)....................   7.900%  04/28/22             998,870
   938,690   Prudential Home Mortgage 144A Issue (e)....................   7.900%  04/28/22             940,662
 1,500,000   Prudential Home Mortgage 144A Issue (e)....................   7.900%  04/28/22           1,514,100
 3,000,000   Prudential Home Mortgage 144A Issue (e)....................   7.900%  04/28/22           3,011,700
 1,813,749   Prudential Home Mortgage 144A Issue (e)....................   8.000%  06/25/22           1,827,352
 1,200,000   Prudential Home Mortgage Securities........................   7.000%  06/25/23           1,194,552
 1,458,928   Prudential Home Mortgage Securities 144A Issue (e).........   7.341%  09/28/24           1,334,058
   913,562   Prudential Home Mortgage Securities 144A Issue (e).........   7.250%  09/25/25             846,689
 2,976,179   Residential Funding Mortgage Securities....................   7.000%  09/25/23           2,924,751
   986,511   Residential Funding Mortgage Securities....................   7.000%  10/25/23             968,804
 3,855,136   Securitized Asset Sales, Inc. 144A Issue (e)...............   6.808%  11/28/23           3,532,076
 1,701,331   Tyron Mortgage Funding.....................................   7.750%  12/20/09           1,719,810
                                                                                             ------------------
                                                                                                     74,410,833
                                                                                             ------------------
             Total other mortgage-backed securities (cost: $103,686,740)...................         102,203,276
                                                                                             ------------------
             Total long-term debt securities (cost: $126,407,726)..........................         124,803,171
                                                                                             ------------------

SHARES
----------
PREFERRED STOCK (1.3%)
  FINANCIAL (1.3%)
    Real Estate Investment Trust (1.3%)
    39,000   Duke Realty Investment, Inc. 7.99%..................................................     1,757,437
                                                                                                   ------------
          Total preferred stock
          (cost: $1,958,360).....................................................................     1,757,437
                                                                                                   ------------

PRINCIPAL
-----------
SHORT-TERM SECURITIES (2.4%)
$ 3,062,186   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%................     3,062,186
                                                                                                   ------------
              Total short-term securities (cost: $3,062,186).....................................     3,062,186
                                                                                                   ------------
              Total investments in securities (cost: $131,428,272) (h)...........................  $129,622,794
                                                                                                   ------------
                                                                                                   ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 1999.
(c) At June 30, 1999 the total cost of investments issued on a when-issued or forward commitment basis is $3,714,266.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           Investments in Securities - continued

Notes to Investments in Securities-continued
----------------------------------------------
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1999 including acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Asset Securitization Corporation.......   11/05/98     $  2,171,645
Asset Securitization Corporation 144A      Various        1,960,452
 Issue*................................
Banco Hipotecario Nacional 144A            Various        3,576,793
 Issue*................................
CSFB Finance Company 144A Issue*.......   06/28/95        2,833,875
Huntoon Page...........................   10/28/97        1,828,065
GE Capital Mortgage Services 144A         02/07/98        1,058,318
 Issue*................................
International Capital Markets 144A         Various        1,215,556
 Issue*................................
New York Dorm Authority................   05/02/98        2,773,744
Paine Webber Mortgage Acceptance          06/17/98          662,180
 Corporation 144A Issue*...............
Structured Mortgage Asset Residential     03/03/97          652,319
 Trust 144A Issue*.....................
                                                       ------------
                                                       $ 18,732,947
                                                       ------------
                                                       ------------
*A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities
 Act of 1933.

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) At June 30, 1999 the Portfolio held 2.8% of net assets in foreign securities.
(h) At June 30, 1999 the cost of securities for federal income tax purposes was $131,535,964. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $   949,794
Gross unrealized depreciation..........   (2,862,964)
                                         -----------
Net unrealized depreciation............  $(1,913,170)
                                         -----------
                                         -----------

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
COMMON STOCK (99.0%)
  BASIC MATERIALS (3.7%)
    Agriculture Products (.2%)
     31,413   Archer Daniels Midland Company...............................................  $    484,938
     12,700   Pioneer Hi-Bred International................................................       494,506
                                                                                             ------------
                                                                                                  979,444
                                                                                             ------------
    Aluminum (.3%)
     11,975   Alcan Aluminum Limited (c)...................................................       382,452
     19,800   Aluminum Company of America..................................................     1,225,125
      3,400   Reynolds Metals Company......................................................       200,600
                                                                                             ------------
                                                                                                1,808,177
                                                                                             ------------
    Chemicals (1.8%)
     12,200   Air Products and Chemicals, Inc..............................................       491,050
      4,000   BF Goodrich Company..........................................................       170,000
     11,700   Dow Chemical Company.........................................................     1,484,437
     60,100   DuPont.......................................................................     4,105,581
      4,125   Eastman Chemical Company.....................................................       213,469
      6,900   Ecolab, Inc..................................................................       301,012
      6,587   Engelhard Corporation........................................................       149,031
      1,700   FMC Corporation (b)..........................................................       116,131
      3,100   Great Lakes Chemical Corporation.............................................       142,794
      5,300   Hercules, Inc................................................................       208,356
      5,600   International Flavors & Fragrances...........................................       248,500
     33,700   Monsanto Company.............................................................     1,329,044
      3,400   Nalco Chemical Company.......................................................       176,375
      9,300   PPG Industries, Inc..........................................................       549,281
      8,400   Praxair, Inc.................................................................       411,075
     11,381   Rohm and Haas Company........................................................       487,960
      5,300   Sigma-Aldrich................................................................       182,519

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  BASIC MATERIALS--CONTINUED
      7,100   Union Carbide Corporation....................................................  $    346,125
      3,700   W.R. Grace & Company (b).....................................................        67,987
                                                                                             ------------
                                                                                               11,180,727
                                                                                             ------------
    Iron and Steel (.1%)
     10,162   Allegheny Teledyne, Inc......................................................       229,915
      6,900   Bethlehem Steel Corporation (b)..............................................        53,044
      4,600   Nucor Corporation............................................................       218,212
      4,640   USX--U.S. Steel Group, Inc...................................................       125,280
      4,800   Worthington Industries.......................................................        78,900
                                                                                             ------------
                                                                                                  705,351
                                                                                             ------------
    Mining (.3%)
      2,000   Asarco, Inc..................................................................        37,625
     20,700   Barrick Gold Corporation (c).................................................       401,062
     12,100   Battle Mountain Gold.........................................................        29,494
      4,800   Cyprus Amax Minerals Company.................................................        72,900
      8,600   Freeport-McMoran Copper......................................................       154,262
     13,800   Homestake Mining Company.....................................................       112,987
     10,200   Inco, Ltd. (c)...............................................................       183,600
      8,822   Newmont Mining Corporation...................................................       175,337
      3,100   Phelps Dodge Corporation.....................................................       192,006
     17,300   Placer Dome, Inc. (c)........................................................       204,356
                                                                                             ------------
                                                                                                1,563,629
                                                                                             ------------
    Paper and Forest (1.0%)
      2,800   Bemis Company, Inc...........................................................       111,300
      2,966   Boise Cascade Corporation....................................................       127,538
      5,100   Champion International Corporation...........................................       244,162
     11,800   Fort James Corporation.......................................................       446,925

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  BASIC MATERIALS--CONTINUED
      9,100   Georgia-Pacific Corporation..................................................  $    431,112
     22,000   International Paper Company..................................................     1,111,000
     28,400   Kimberly Clark Corporation...................................................     1,618,800
      5,700   Louisiana-Pacific Corporation................................................       135,375
      5,400   Mead Corporation.............................................................       225,450
      1,600   Potlatch Corporation.........................................................        70,300
      2,900   Temple-Inland, Inc...........................................................       197,925
      5,300   Westvaco Corporation.........................................................       153,700
     10,600   Weyerhaeuser Company.........................................................       728,750
      5,900   Willamette Industries, Inc...................................................       271,769
                                                                                             ------------
                                                                                                5,874,106
                                                                                             ------------
  CAPITAL GOODS (8.1%)
    Aerospace/Defense (1.7%)
     29,600   Allied-Signal, Inc...........................................................     1,864,800
      6,800   General Dynamics Corporation.................................................       465,800
     21,038   Lockheed Martin Corporation..................................................       783,665
      3,700   Northrop Grumman Corporation.................................................       245,356
     18,000   Raytheon Company (c).........................................................     1,266,750
     10,100   Rockwell International Corporation...........................................       613,575
      8,000   Textron, Inc.................................................................       658,500
     52,030   The Boeing Company...........................................................     2,299,076
     25,600   United Technologies Corporation..............................................     1,835,200
                                                                                             ------------
                                                                                               10,032,722
                                                                                             ------------
    Containers--Metal/Glass (.1%)
      1,700   Ball Corporation.............................................................        71,825
      6,400   Crown Cork & Seal Company, Inc...............................................       182,400

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CAPITAL GOODS--CONTINUED
      8,300   Owens-Illinois, Inc. (b).....................................................  $    271,306
                                                                                             ------------
                                                                                                  525,531
                                                                                             ------------
    Electrical Equipment (4.1%)
     38,000   CBS Corporation (b)..........................................................     1,650,625
      5,100   Cooper Industries, Inc.......................................................       265,200
     23,300   Emerson Electric Company.....................................................     1,464,987
    174,000   General Electric Company.....................................................    19,662,000
      6,700   Honeywell, Inc...............................................................       776,362
      4,100   Raychem Corporation..........................................................       151,700
     13,400   Solectron Corporation (b)....................................................       893,612
      8,300   Thermo Electron Corporation (b)..............................................       166,519
                                                                                             ------------
                                                                                               25,031,005
                                                                                             ------------
    Engineering/Construction (.2%)
     19,000   Caterpillar, Inc.............................................................     1,140,000
      4,000   Fluor Corporation............................................................       162,000
      2,100   Foster Wheeler Corporation...................................................        29,662
                                                                                             ------------
                                                                                                1,331,662
                                                                                             ------------
    Machinery (.3%)
      1,300   Briggs & Stratton Corporation................................................        75,075
      4,000   Case Corporation.............................................................       192,500
      1,900   Cincinnati Milacron, Inc.....................................................        35,150
     12,400   Deere & Company..............................................................       491,350
     11,300   Dover Corporation............................................................       395,500
      8,800   Ingersoll Rand Company.......................................................       568,700
        500   NACCO Industries, Inc........................................................        36,750
                                                                                             ------------
                                                                                                1,795,025
                                                                                             ------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CAPITAL GOODS--CONTINUED
    Manufacturing (1.1%)
      6,100   Avery Dennison Corporation...................................................  $    368,287
     13,300   Illinois Tool Works, Inc.....................................................     1,090,600
      4,500   Johnson Controls.............................................................       311,906
      2,300   Millipore Corporation........................................................        93,294
      2,100   National Service Industries, Inc.............................................        75,600
      6,599   Pall Corporation.............................................................       146,415
      5,800   Parker Hannifin Corporation..................................................       265,350
      4,412   Sealed Air (b)...............................................................       286,228
      9,000   Tenneco, Inc.................................................................       214,875
     43,831   Tyco International, Ltd......................................................     4,152,987
                                                                                             ------------
                                                                                                7,005,542
                                                                                             ------------
    Metal Fabrication ( -- )
      3,200   Timken Company...............................................................        62,400
                                                                                             ------------
    Office Equipment (.2%)
      7,900   Ikon Office Solutions........................................................       118,500
     14,400   Pitney Bowes, Inc............................................................       925,200
                                                                                             ------------
                                                                                                1,043,700
                                                                                             ------------
    Trucks and Parts (.1%)
      2,200   Cummins Engine Company, Inc..................................................       125,675
      3,550   Navistar International Corporation (b).......................................       177,500
      4,080   Paccar, Inc..................................................................       217,770
                                                                                             ------------
                                                                                                  520,945
                                                                                             ------------
    Waste Management (.3%)
      8,400   Browning-Ferris Industries...................................................       361,200
     32,530   Waste Management, Inc........................................................     1,748,488
                                                                                             ------------
                                                                                                2,109,688
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  COMMUNICATION SERVICES (9.3%)
    Cellular (.7%)
     15,700   Nextel Communications, Inc. (b)..............................................  $    787,944
     16,700   Vodafone Airtouch PLC (c)....................................................     3,289,900
                                                                                             ------------
                                                                                                4,077,844
                                                                                             ------------
    Telecommunication (2.0%)
     99,875   MCI Worldcom, Inc. (b).......................................................     8,614,219
     46,400   Sprint Corporation...........................................................     2,450,500
     23,450   Sprint Corporation (b).......................................................     1,339,581
                                                                                             ------------
                                                                                               12,404,300
                                                                                             ------------
    Telephone (6.6%)
     15,100   Alltel Corporation...........................................................     1,079,650
     58,200   Ameritech Corporation........................................................     4,277,700
    169,827   AT&T Corporation.............................................................     9,478,468
     82,618   Bell Atlantic Corporation....................................................     5,401,152
    100,700   Bellsouth Corporation........................................................     4,720,312
      7,400   Century Telephone Enterprise.................................................       294,150
      9,200   Frontier Corporation.........................................................       542,800
     51,600   GTE Corporation..............................................................     3,908,700
     32,300   MediaOne, Inc. (b)...........................................................     2,402,312
    104,212   SBC Communications, Inc......................................................     6,044,296
     26,903   U.S. West Communications Group...............................................     1,580,554
                                                                                             ------------
                                                                                               39,730,094
                                                                                             ------------
  CONSUMER CYCLICAL (9.8%)
    Auto (1.5%)
      3,900   Cooper Tire & Rubber Company.................................................        92,137
      8,759   Dana Corporation.............................................................       403,479
      7,200   Danaher Corporation..........................................................       418,500

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
     30,099   Delphi Automotive Systems Corporation........................................  $    558,713
      3,900   Eaton Corporation............................................................       358,800
     64,400   Ford Motor Company...........................................................     3,634,575
     34,400   General Motors Corporation...................................................     2,270,400
      8,200   Goodyear Tire & Rubber Company...............................................       482,262
      4,700   ITT Industries...............................................................       179,187
      3,450   Snap-On, Inc.................................................................       124,847
      6,400   TRW, Inc.....................................................................       351,200
                                                                                             ------------
                                                                                                8,874,100
                                                                                             ------------
    Building Materials (.2%)
      2,100   Armstrong World Industries, Inc..............................................       121,406
      3,100   Centex Corporation...........................................................       116,444
      3,650   Crane Company................................................................       114,747
      1,800   Fleetwood Enterprises, Inc...................................................        47,587
      2,500   Kaufman & Broad Home Corporation.............................................        62,187
     18,000   Masco Corporation............................................................       519,750
      2,900   Owens Corning................................................................        99,687
      2,300   Pulte Corporation............................................................        53,044
                                                                                             ------------
                                                                                                1,134,852
                                                                                             ------------
    Distribution Durables (.1%)
      9,550   Genuine Parts Company........................................................       334,250
                                                                                             ------------
    Hardware and Tools (.1%)
      4,600   Black & Decker...............................................................       290,375
      4,700   The Stanley Works............................................................       151,281
                                                                                             ------------
                                                                                                  441,656
                                                                                             ------------
    Houseware (.3%)
     12,900   Corning, Inc.................................................................       904,612
      4,700   Maytag Corporation...........................................................       327,531
      4,000   Whirlpool Corporation........................................................       296,000
                                                                                             ------------
                                                                                                1,528,143
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
    Leisure (.2%)
      4,900   Brunswick Corporation........................................................  $    136,587
     10,350   Hasbro, Inc..................................................................       289,153
     22,141   Mattel, Inc..................................................................       585,353
                                                                                             ------------
                                                                                                1,011,093
                                                                                             ------------
    Lodging--Hotel (.1%)
     13,700   Hilton Hotels Corporation....................................................       194,369
     13,200   Marriott International.......................................................       493,350
                                                                                             ------------
                                                                                                  687,719
                                                                                             ------------
    Photography/Imagery (.5%)
     17,200   Eastman Kodak Company........................................................     1,165,300
      2,300   Polaroid Corporation.........................................................        63,537
     35,200   Xerox Corporation............................................................     2,079,000
                                                                                             ------------
                                                                                                3,307,837
                                                                                             ------------
    Publishing (.6%)
      4,800   Dow Jones & Company, Inc.....................................................       254,700
     15,000   Gannett Company..............................................................     1,070,625
      4,200   Knight Ridder, Inc...........................................................       230,737
     10,500   McGraw-Hill Companies, Inc...................................................       566,344
      2,800   Meredith Corporation.........................................................        96,950
      9,400   New York Times Company.......................................................       346,037
      7,000   R.R. Donnelly & Sons Company.................................................       259,437
      3,900   The Times Mirror Company.....................................................       231,075
      6,300   Tribune Company..............................................................       548,887
                                                                                             ------------
                                                                                                3,604,792
                                                                                             ------------
    Retail (5.5%)
      3,600   American Greetings Corporation...............................................       108,450
      7,900   Autozone, Inc. (b)...........................................................       237,987
     10,800   Best Buy Company, Inc. (b)...................................................       729,000
      5,300   Circuit City Stores, Inc.....................................................       492,900

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
      5,800   Consolidated Stores Corporation (b)..........................................  $    156,600
     11,600   Costco Companies, Inc. (b)...................................................       928,725
     23,500   Dayton Hudson Corporation....................................................     1,527,500
      5,700   Dillards, Inc................................................................       200,212
     11,687   Dollar General Corporation...................................................       338,923
     11,100   Federated Department Stores (b)..............................................       587,606
     45,650   Gap, Inc.....................................................................     2,299,619
      3,800   Harcourt General, Inc........................................................       195,937
     78,772   Home Depot, Inc..............................................................     5,075,871
     14,000   JC Penny Company.............................................................       679,875
      1,700   Jostens, Inc.................................................................        35,806
     26,200   K Mart Corporation (b).......................................................       430,662
      8,600   Kohl's Corporation (b).......................................................       663,812
     19,800   Lowe's Companies, Inc........................................................     1,122,412
     17,850   May Department Stores Company................................................       729,619
     15,100   Nike, Inc....................................................................       956,019
      7,500   Nordstrom, Inc...............................................................       251,250
     19,900   Office Depot, Inc. (b).......................................................       439,044
      2,800   Pep Boys.....................................................................        60,550
      2,900   Reebok International, Ltd. (b)...............................................        54,012
     20,400   Sears, Roebuck & Company.....................................................       909,075
      9,000   Sherwin-Williams Company.....................................................       249,750
     24,700   Staples, Inc. (b)............................................................       764,156
     10,200   Tandy Corporation............................................................       498,525
     11,300   The Limited, Inc.............................................................       512,737
     17,200   TJX Companies, Inc...........................................................       572,975
     13,250   Toys R Us (b)................................................................       274,109
    236,200   Wal-Mart Stores..............................................................    11,396,650
                                                                                             ------------
                                                                                               33,480,368
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
    Service (.6%)
     40,682   Cendant Corporation (b)......................................................  $    833,981
      7,600   Equifax, Inc.................................................................       271,225
      5,100   H & R Block, Inc.............................................................       255,000
      6,700   Harrah's Entertainment (b)...................................................       147,400
      7,500   Interpublic Group Company....................................................       649,687
     10,600   Mirage Resorts, Inc. (b).....................................................       177,550
      9,500   Omnicom Group................................................................       760,000
     14,500   Service Corporation International............................................       279,125
                                                                                             ------------
                                                                                                3,373,968
                                                                                             ------------
    Textiles (.1%)
      3,800   Fruit of the Loom (b)........................................................        37,050
      3,300   Liz Claiborne, Inc...........................................................       120,450
      1,700   Russell Corporation..........................................................        33,150
        900   Springs Industries, Inc......................................................        39,262
      6,300   V.F. Corporation.............................................................       269,325
                                                                                             ------------
                                                                                                  499,237
                                                                                             ------------
  CONSUMER STAPLES (12.1%)
    Beverage (2.5%)
      1,900   Adolph Coors Company.........................................................        94,050
     25,400   Anheuser-Busch...............................................................     1,801,812
      3,700   Brown-Forman, Inc............................................................       241,194
    131,900   Coca-Cola Company............................................................     8,243,750
     22,700   Coca-Cola Enterprises........................................................       698,025
     78,400   PepsiCo, Inc.................................................................     3,033,100
     22,900   Seagram Company, Ltd. (c)....................................................     1,153,587
                                                                                             ------------
                                                                                               15,265,518
                                                                                             ------------
    Broadcasting (.5%)
     17,700   Clear Channel Communications (b).............................................     1,220,194
     42,800   Comcast Corporation..........................................................     1,645,125
                                                                                             ------------
                                                                                                2,865,319
                                                                                             ------------

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER STAPLES--CONTINUED
    Entertainment (1.9%)
     32,800   Carnival Corporation.........................................................  $  1,590,800
      3,800   King World Productions, Inc. (b).............................................       132,287
     63,300   Time Warner, Inc.............................................................     4,652,550
     36,660   Viacom (b)...................................................................     1,613,040
    110,046   Walt Disney Company..........................................................     3,390,792
                                                                                             ------------
                                                                                               11,379,469
                                                                                             ------------
    Food (1.7%)
     15,000   Best Foods...................................................................       742,500
     23,200   Campbell Soup Company........................................................     1,075,900
     26,050   Conagra, Inc.................................................................       693,581
      8,200   General Mills, Inc...........................................................       659,075
      7,400   Hershey Foods Corporation....................................................       439,375
     19,100   HJ Heinz Company.............................................................       957,387
     21,600   Kellogg Company..............................................................       712,800
      7,200   Quaker Oats Company..........................................................       477,900
     17,300   Ralston-Purina Group.........................................................       526,569
     17,400   RJR Nabisco Holdings Corporation.............................................       340,387
     48,300   Sara Lee Corporation.........................................................     1,095,806
     30,542   Unilever N.V. (c)............................................................     2,130,305
      6,100   Wm. Wrigley Jr. Company......................................................       549,000
                                                                                             ------------
                                                                                               10,400,585
                                                                                             ------------
    Food & Health (.1%)
     17,700   SYSCO Corporation............................................................       527,681
                                                                                             ------------
    Household Products (2.2%)
      6,300   Clorox Company...............................................................       672,919
     15,700   Colgate Palmolive Company....................................................     1,550,375
     59,300   Gillette Company.............................................................     2,431,300
     21,600   Minnesota Mining and Manufacturing...........................................     1,877,850
     15,085   Newell Company...............................................................       701,453
     70,868   Procter & Gamble Company.....................................................     6,324,969

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER STAPLES--CONTINUED
      3,000   Tupperware Corporation.......................................................  $     76,500
                                                                                             ------------
                                                                                               13,635,366
                                                                                             ------------
    Personal Care (.1%)
      2,900   Alberto-Culver Company.......................................................        77,212
     14,000   Avon Products................................................................       777,000
                                                                                             ------------
                                                                                                  854,212
                                                                                             ------------
    Restaurants (.6%)
      7,100   Darden Restaurants, Inc......................................................       154,869
     72,400   McDonalds Corporation........................................................     2,991,025
      8,130   Tricon Global Restaurants (b)................................................       440,036
      6,500   Wendy's International, Inc...................................................       184,031
                                                                                             ------------
                                                                                                3,769,961
                                                                                             ------------
    Retail (1.2%)
     22,417   Albertson's, Inc.............................................................     1,155,877
     20,900   CVS Corporation..............................................................     1,068,512
     42,400   Kroger Company (b)...........................................................     1,184,550
      2,100   Longs Drug Stores Corporation................................................        72,581
     13,700   Rite Aid Corporation.........................................................       337,362
     26,400   Safeway, Inc. (b)............................................................     1,306,800
      6,200   Super Valu, Inc..............................................................       159,263
      2,000   The Great Atlantic & Pacific.................................................        67,625
     53,200   Walgreen Company.............................................................     1,562,750
      7,900   Winn-Dixie Stores, Inc.......................................................       291,806
                                                                                             ------------
                                                                                                7,207,126
                                                                                             ------------
    Service (.3%)
     32,900   Automatic Data Processing, Inc...............................................     1,447,600
      7,600   Ceridian Corporation (b).....................................................       248,425
      4,100   Deluxe Corporation...........................................................       159,644
                                                                                             ------------
                                                                                                1,855,669
                                                                                             ------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER STAPLES--CONTINUED
    Tobacco (1.0%)
      8,900   Fortune Brands, Inc..........................................................  $    368,238
    129,200   Philip Morris Companies, Inc.................................................     5,192,225
      9,400   UST, Inc.....................................................................       274,950
                                                                                             ------------
                                                                                                5,835,413
                                                                                             ------------
  ENERGY (5.8%)
    Oil (4.7%)
      4,800   Amerada Hess Corporation.....................................................       285,600
     34,800   Chevron Corporation..........................................................     3,312,525
    129,500   Exxon Corporation............................................................     9,987,688
     41,700   Mobil Corporation............................................................     4,128,300
     18,600   Occidental Petroleum Corporation.............................................       392,925
     13,400   Phillips Petroleum Company...................................................       674,188
    114,500   Royal Dutch Petroleum (c)....................................................     6,898,625
     28,700   Texaco, Inc..................................................................     1,793,750
     12,900   Unocal Corporation...........................................................       511,163
     16,400   USX--Marathon Group..........................................................       534,025
                                                                                             ------------
                                                                                               28,518,789
                                                                                             ------------
    Oil & Gas (1.1%)
      6,400   Anadarko Petroleum Corporation...............................................       235,600
      6,000   Apache Corporation...........................................................       234,000
      3,900   Ashland, Inc.................................................................       156,488
     17,200   Atlantic Richfield Company...................................................     1,437,275
     17,400   Baker Hughes, Inc............................................................       582,900
      9,380   Burlington Resources, Inc....................................................       405,685
      1,200   Eastern Enterprises..........................................................        47,700
     23,300   Halliburton Company..........................................................     1,054,325
      2,600   Helmerich & Payne............................................................        61,913
      4,603   Kerr-McGee Corporation.......................................................       231,013
      3,100   McDermott International, Inc.................................................        87,575
      4,400   Rowan Company (b)............................................................        81,125
     29,100   Schlumberger, Ltd............................................................     1,853,306

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  ENERGY--CONTINUED
      4,800   Sunoco, Inc..................................................................  $    144,900
     13,300   Union Pacific Resources Group................................................       216,956
                                                                                             ------------
                                                                                                6,830,761
                                                                                             ------------
  FINANCIAL (15.7%)
    Auto Finance (.2%)
     30,360   Fleet Financial Group, Inc...................................................     1,347,225
                                                                                             ------------
    Banks (6.5%)
      9,300   Amsouth Bancorp Debentures...................................................       215,644
     15,900   Bank of Boston Corporation...................................................       812,888
     40,400   Bank of New York, Inc........................................................     1,482,175
     62,629   Bank One Corporation.........................................................     3,730,340
     92,778   BankAmerica Corporation......................................................     6,801,754
     16,800   BB&T Corporation.............................................................       616,350
     45,068   Chase Manhattan Corporation..................................................     3,904,016
      8,350   Comerica.....................................................................       496,303
     14,350   Fifth Third Bancorp..........................................................       955,172
     51,508   First Union Corporation......................................................     2,420,876
     35,100   Firstar Corporation..........................................................       982,800
     11,090   Huntington Bancshares........................................................       388,150
      9,400   J.P. Morgan & Company, Inc...................................................     1,320,700
     23,900   KeyCorp......................................................................       767,788
     27,600   Mellon Bank Corporation......................................................     1,003,950
      8,300   Mercantile Bancorporation....................................................       474,138
     16,800   National City Corporation....................................................     1,100,400
      6,000   Northern Trust Corporation...................................................       582,000
     16,200   PNC Bank Corporation.........................................................       933,525
     11,900   Regions Financial Corporation................................................       457,406

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  FINANCIAL--CONTINUED
      5,600   Republic New York Corporation................................................  $    381,850
      8,900   Southtrust Corporation.......................................................       341,538
      8,500   State Street Corporation.....................................................       725,688
      9,100   Summit Bancorp...............................................................       380,494
     17,200   Suntrust Banks, Inc..........................................................     1,194,325
     14,400   Synovus Financial Corporation................................................       286,200
     38,584   U.S. Bancorp.................................................................     1,311,856
      7,500   Union Planters Corporation...................................................       335,156
     10,800   Wachovia Corporation.........................................................       924,075
     88,160   Wells Fargo Company..........................................................     3,768,840
                                                                                             ------------
                                                                                               39,096,397
                                                                                             ------------
    Commercial Finance ( -- )
      8,660   Dun & Bradstreet Corporation.................................................       306,889
                                                                                             ------------
    Consumer Finance (1.4%)
     24,000   American Express Company.....................................................     3,123,000
     38,778   Associates First Capital Corporation.........................................     1,718,350
     10,400   Capital One Financial Corporation............................................       579,150
     25,493   Household International, Inc.................................................     1,207,724
     42,531   MBNA Corporation.............................................................     1,302,497
      8,700   SILM Holding Corporation.....................................................       398,569
                                                                                             ------------
                                                                                                8,329,290
                                                                                             ------------
    Finance--Diversified (1.6%)
     13,356   American General Corporation.................................................     1,006,709
     21,550   Charles Schwab Corporation...................................................     2,367,806
     36,900   Federal Home Loan Mortgage Corporation.......................................     2,140,200

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  FINANCIAL--CONTINUED
     54,400   Federal National Mortgage Association........................................  $  3,719,600
      5,800   MGIC Investment Corporation..................................................       282,025
                                                                                             ------------
                                                                                                9,516,340
                                                                                             ------------
    Insurance (4.8%)
      7,455   Aetna, Inc...................................................................       666,757
     14,300   AFLAC, Inc...................................................................       684,613
     43,114   Allstate Corporation.........................................................     1,546,715
     66,180   American International Group.................................................     7,747,196
     13,650   Aon Corporation..............................................................       563,063
      8,700   Chubb Corporation............................................................       604,650
     10,800   Cigna Corporation............................................................       961,200
      8,700   Cincinnati Financial Corporation.............................................       326,794
     17,282   Conseco, Inc.................................................................       526,021
     12,000   ITT Hartford Group...........................................................       699,750
      5,600   Jefferson-Pilot Corporation..................................................       370,650
     10,600   Lincoln National Corporation.................................................       554,513
      5,800   Loews Corporation............................................................       458,925
     14,050   Marsh & McLennen.............................................................     1,060,775
      5,300   MBIA, Inc....................................................................       343,175
      4,000   Progressive Corporation......................................................       580,000
      7,200   Provident Companies, Inc.....................................................       288,000
      7,600   Providian Financial..........................................................       710,600
      7,300   Safeco Corporation...........................................................       322,113
     12,117   St. Paul Companies, Inc......................................................       385,483
      7,100   Torchmark Corporation........................................................       242,288
      6,600   Transamerica Corporation.....................................................       495,000
    178,971   Travelers Group, Inc.........................................................     8,501,123
      7,500   Unum Corporation.............................................................       410,625
      3,600   Wellpoint Health Networks, Inc. (b)..........................................       305,550
                                                                                             ------------
                                                                                               29,355,579
                                                                                             ------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  FINANCIAL--CONTINUED
    Investment Bankers/Brokers (1.0%)
      6,100   Bear Stearns Companies.......................................................  $    285,175
     13,400   Franklin Resources, Inc......................................................       544,375
      6,300   Lehman Brothers Holdings, Inc................................................       392,175
     19,500   Merrill Lynch & Co., Inc.....................................................     1,558,781
     30,230   Morgan Stanley Dean Witter...................................................     3,098,575
      7,600   Paine Webber Group, Inc......................................................       355,300
                                                                                             ------------
                                                                                                6,234,381
                                                                                             ------------
    Savings and Loans (.2%)
      3,000   Golden West Financial Corporation............................................       294,000
     31,755   Washington Mutual, Inc.......................................................     1,123,333
                                                                                             ------------
                                                                                                1,417,333
                                                                                             ------------
    Public Finance ( -- )
      6,000   Countrywide Credit Industries................................................       256,500
                                                                                             ------------
  HEALTH CARE (10.6%)
    Biotechnology (.3%)
     27,100   Amgen, Inc. (b)..............................................................     1,649,713
                                                                                             ------------
    Drugs (6.4%)
     69,600   American Home Products Corporation...........................................     4,002,000
    105,800   Bristol-Myers Squibb Company.................................................     7,452,288
     14,450   Cardinal Health, Inc.........................................................       926,606
     58,400   Eli Lilly & Company..........................................................     4,182,900
    125,600   Merck & Co., Inc.............................................................     9,294,400
     68,800   Pfizer, Inc..................................................................     7,550,800
     27,055   Pharmacia & Upjohn...........................................................     1,537,062
     78,400   Schering Plough Corporation..................................................     4,155,200

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  HEALTH CARE--CONTINUED
      5,100   Watson Pharmaceuticals (b)...................................................  $    178,819
                                                                                             ------------
                                                                                               39,280,075
                                                                                             ------------
    Health Care--Diversified (2.4%)
     81,200   Abbott Laboratories..........................................................     3,694,600
      3,600   Allergan, Inc................................................................       399,600
     22,000   HealthSouth Rehabilitation Company (b).......................................       328,625
     71,700   Johnson & Johnson............................................................     7,026,600
     45,200   Warner-Lambert Company.......................................................     3,135,750
                                                                                             ------------
                                                                                               14,585,175
                                                                                             ------------
    Hospital Management (.2%)
     30,206   Columbia/HCA Healthcare Corporation..........................................       689,074
     16,500   Tenet Healthcare Corporation (b).............................................       306,281
                                                                                             ------------
                                                                                                  995,355
                                                                                             ------------
    Managed Care (.2%)
      5,900   HCR Manor Care (b)...........................................................       142,706
      8,800   Humana (b)...................................................................       113,850
     14,799   McKesson Corporation.........................................................       475,418
      9,200   United Health Care...........................................................       576,150
                                                                                             ------------
                                                                                                1,308,124
                                                                                             ------------
    Medical Products/Supplies (1.1%)
      5,300   Alza Corporation (b).........................................................       269,638
      3,000   Bausch & Lomb, Inc...........................................................       229,500
     15,700   Baxter International, Inc....................................................       951,813
     13,200   Becton Dickinson & Company...................................................       396,000
      5,900   Biomet, Inc..................................................................       234,525
     21,100   Boston Scientific Corporation (b)............................................       927,081
      2,700   C.R. Bard....................................................................       129,094
      3,000   Fresenius Medical Care (b)...................................................            45
     16,100   Guidant Corporation..........................................................       828,144
      3,800   Mallinckrodt, Inc............................................................       138,225

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  HEALTH CARE--CONTINUED
     31,100   Medtronic, Inc...............................................................  $  2,421,913
      4,500   St. Jude Medical, Inc. (b)...................................................       160,313
                                                                                             ------------
                                                                                                6,686,291
                                                                                             ------------
  TECHNOLOGY (20.2%)
     19,300   3 Com (b)....................................................................       515,069
      3,300   Adobe Systems, Inc...........................................................       271,116
      7,700   Advanced Micro Devices, Inc. (b).............................................       139,081
     57,700   America Online, Inc. (b).....................................................     6,375,850
      4,300   Andrew Corporation (b).......................................................        81,431
      8,400   Apple Computer, Inc. (b).....................................................       389,025
     19,700   Applied Materials, Inc. (b)..................................................     1,455,338
      3,100   Autodesk, Inc................................................................        91,644
     12,400   BMC Software, Inc. (b).......................................................       669,600
      9,100   Cabletron Systems, Inc. (b)..................................................       118,300
    169,700   Cisco Systems, Inc. (b)......................................................    10,945,650
     90,464   Compaq Computer Corporation..................................................     2,142,866
     28,487   Computer Associates International............................................     1,566,785
      8,400   Computer Sciences Corporation (b)............................................       581,175
     19,500   Compuware Corporation (b)....................................................       620,344
      2,700   Data General (b).............................................................        39,319
    135,400   Dell Computer Corporation (b)................................................     5,009,800
      2,400   EG&G, Inc....................................................................        85,500
     26,300   Electronic Data Systems Corporation..........................................     1,487,594
     53,900   EMC Corporation (b)..........................................................     2,964,500
     23,000   First Data Corporation.......................................................     1,125,563
      8,400   Gateway 2000 (b).............................................................       495,600

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  TECHNOLOGY--CONTINUED
      9,200   General Instrument Corporation (b)...........................................  $    391,000
      4,200   Harris Corporation...........................................................       164,588
     54,000   Hewlett-Packard Company......................................................     5,427,000
     16,900   IMS Health, Inc..............................................................       528,125
    176,200   Intel........................................................................    10,483,900
     96,600   International Business Machines..............................................    12,485,550
      4,600   KLA-Tencor Corporation (b)...................................................       298,425
      7,600   LSI Logic Corporation (c)....................................................       350,550
    161,485   Lucent Technologies, Inc.....................................................    10,890,145
     13,300   Micron Technology, Inc. (b)..................................................       536,156
    271,400   Microsoft Corporation (b)....................................................    24,476,888
     32,100   Motorola, Inc................................................................     3,041,475
      8,900   National Semiconductor Corporation (b).......................................       225,281
      3,800   Network Appliance Incorporated (b)...........................................       212,325
     35,300   Northern Telecom Limited (b).................................................     3,064,481
     17,800   Novell, Inc. (b).............................................................       471,700
     76,662   Oracle Corporation (b).......................................................     2,846,077
     14,400   Parametric Technology Corporation (b)........................................       199,800
     13,000   Paychex, Inc.................................................................       414,375
     12,700   Peoplesoft, Inc. (b).........................................................       219,075
      2,800   Perkin-Elmer Corporation.....................................................       321,300
      3,900   Scientific-Atlanta, Inc......................................................       140,400
     12,000   Seagate Technology, Inc. (b).................................................       307,500
      1,500   Shared Medical Systems.......................................................        97,875
      9,900   Silicon Graphics, Inc. (b)...................................................       162,113

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  TECHNOLOGY--CONTINUED
     41,200   Sun Microsystems, Inc. (b)...................................................  $  2,837,650
      2,500   Tektronix, Inc...............................................................        75,469
     20,900   Tellabs, Inc. (b)............................................................     1,412,056
     20,900   Texas Instruments, Inc.......................................................     3,030,500
      3,000   Thomas & Betts Corporation...................................................       141,750
     14,400   Unisys Corporation (b).......................................................       560,700
      5,000   W.W. Grainger, Inc...........................................................       269,063
                                                                                             ------------
                                                                                              123,254,442
                                                                                             ------------
  TRANSPORTATION (.9%)
    Air Freight (.1%)
     15,900   Federal Express Corporation (b)..............................................       862,575
                                                                                             ------------
    Airlines (.3%)
      8,100   AMR Corporation (b)..........................................................       552,825
      7,400   Delta Air Lines, Inc.........................................................       426,425
     17,850   Southwest Airlines Company...................................................       555,581
      3,900   U.S. Airways Group, Inc. (b).................................................       169,894
                                                                                             ------------
                                                                                                1,704,725
                                                                                             ------------
    Railroads (.5%)
     25,119   Burlington Northern Santa Fe.................................................       778,689
     11,600   CSX Corporation..............................................................       525,625
      5,900   Kansas City Southern Industries..............................................       376,494
     20,400   Norfolk Southern Corporation.................................................       614,550
     13,100   Union Pacific Corporation....................................................       763,894
                                                                                             ------------
                                                                                                3,059,252
                                                                                             ------------
    Transport Services ( -- )
     17,700   Laidlaw, Inc. (c)............................................................       130,538
                                                                                             ------------
    Trucking ( -- )
      3,800   Ryder System, Inc............................................................        98,800
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  UTILITIES (2.8%)
    Electric Companies (2.1%)
     10,100   AES Corporation (b)..........................................................  $    587,063
      7,300   Ameren Corporation...........................................................       280,138
     10,200   American Electric Power Company..............................................       383,138
      7,900   Baltimore Gas & Electric Company.............................................       234,038
      8,100   Carolina Power & Light Company...............................................       346,781
     11,400   Central & Southwest Corporation..............................................       266,475
      8,432   Cinergy......................................................................       269,824
      6,300   CMS Energy Corporation.......................................................       263,813
     12,100   Consolidated Edison, Inc.....................................................       547,525
     10,250   Dominion Resources, Inc......................................................       443,953
      7,700   DTE Energy Company...........................................................       308,000
     19,450   Duke Energy Corporation......................................................     1,057,594
     18,600   Edison International.........................................................       497,550
     13,200   Entergy Corporation..........................................................       412,500
     12,500   FirstEnergy Corporation......................................................       387,500
      5,100   Florida Progress Corporation.................................................       210,694
      9,600   FPL Group, Inc...............................................................       524,400
      6,700   GPU, Inc.....................................................................       282,656
     15,822   Houston Industries, Inc......................................................       437,083
      6,100   New Century Energies, Inc....................................................       236,756
      9,900   Niagara Mohawk Power Corporation (b).........................................       159,019
      8,100   Northern States Power Company................................................       195,919
     20,500   Pacific Gas & Electric Company...............................................       666,250
     16,000   Pacificorp...................................................................       294,000
     10,200   Peco Energy Company..........................................................       427,125
      8,400   PP&L Resources, Inc..........................................................       258,300

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  UTILITIES--CONTINUED
     11,650   Public Service Enterprise Group..............................................  $    476,194
     37,200   Southern Company.............................................................       985,800
     15,062   Texas Utilities Company......................................................       621,308
     11,600   Unicom Corporation...........................................................       447,325
                                                                                             ------------
                                                                                               12,508,721
                                                                                             ------------
    Natural Gas (.7%)
     11,300   Coastal Corporation..........................................................       452,000
      4,350   Columbia Gas System, Inc.....................................................       272,691
      5,100   Consolidated Natural Gas Company.............................................       309,825
     18,900   Enron Corporation............................................................     1,545,075
      2,500   Nicor, Inc...................................................................        95,156
      1,700   Oneok, Inc...................................................................        53,975

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  UTILITIES--CONTINUED
      1,800   Peoples Energy Corporation...................................................  $     67,838
     12,766   Sempra Energy................................................................       288,831
      5,800   Sonat, Inc...................................................................       192,125
     23,300   The Williams Company.........................................................       991,706
                                                                                             ------------
                                                                                                4,269,222
                                                                                             ------------
Total common stock (cost: $306,168,274)....................................................   601,258,718
                                                                                             ------------

DEPOSITORY RECEIPT (.9%)
     38,000   S&P 500 Depository Receipt...................................................     5,204,219
                                                                                             ------------
Total depository receipt
 (cost: $4,504,679)........................................................................     5,204,219
                                                                                             ------------

PRINCIPAL
-----------
SHORT-TERM SECURITIES (.2%)
$ 1,157,877   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%..........     1,157,877
                                                                                             ------------
              Total short-term securities (cost: $1,157,877)...............................     1,157,877
                                                                                             ------------
              Total investments in securities (cost: $311,830,830) (d).....................  $607,620,814
                                                                                             ------------
                                                                                             ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.7% of net assets in foreign securities at June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $315,323,802. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $302,830,151
Gross unrealized depreciation.....................   (10,533,139)
                                                    ------------
Net unrealized appreciation.......................  $292,297,012
                                                    ------------
                                                    ------------

CAPITAL APPRECIATION PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
COMMON STOCK (98.4%)
  CAPITAL GOODS (14.5%)
    Electrical Equipment (5.4%)
   265,100   CBS Corporation (b)..........................................................  $ 11,515,281
    83,400   General Electric Company.....................................................     9,424,200
                                                                                            ------------
                                                                                              20,939,481
                                                                                            ------------
    Manufacturing (4.7%)
   194,400   Tyco International, Ltd......................................................    18,419,400
                                                                                            ------------
    Waste Management (4.4%)
   322,200   Waste Management, Inc........................................................    17,318,250
                                                                                            ------------
  COMMUNICATION SERVICES (6.3%)
    Cellular (.9%)
    16,950   Vodafone AirTouch PLC (c)....................................................     3,339,150
                                                                                            ------------
    Telecommunication (3.2%)
   144,600   MCI Worldcom, Inc. (b).......................................................    12,471,750
                                                                                            ------------
    Telephone (2.2%)
   153,300   AT&T Corporation.............................................................     8,556,056
                                                                                            ------------
  CONSUMER CYCLICAL (16.4%)
    Building Materials (1.4%)
   189,400   Masco Corporation............................................................     5,468,925
                                                                                            ------------
    Retail (8.7%)
   207,375   Dollar General Corporation (b)...............................................     6,013,875
   196,199   Home Depot, Inc..............................................................    12,642,573
   476,400   Office Depot, Inc. (b).......................................................    10,510,575
    97,600   Wal-Mart Stores..............................................................     4,709,200
                                                                                            ------------
                                                                                              33,876,223
                                                                                            ------------
    Service (4.8%)
   398,600   Cendant Corporation (b)......................................................     8,171,300
   247,800   Quintiles Transnational (b)..................................................    10,407,600
                                                                                            ------------
                                                                                              18,578,900
                                                                                            ------------
    Textiles (1.5%)
    80,500   Tommy Hilfiger Corporation (b)...............................................     5,916,750
                                                                                            ------------

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  CONSUMER STAPLES (8.5%)
    Broadcasting (1.5%)
    85,857   Clear Channel Communications.................................................  $  5,918,767
                                                                                            ------------
    Entertainment (3.0%)
   237,800   Carnival Corporation.........................................................    11,533,300
                                                                                            ------------
    Restaurants (1.5%)
   159,200   Starbucks Corporation (b)....................................................     5,979,950
                                                                                            ------------
    Retail (2.5%)
   192,300   CVS Corporation..............................................................     9,831,337
                                                                                            ------------
  FINANCIAL (14.7%)
    Banks (5.4%)
    89,852   BankAmerica Corporation......................................................     6,587,307
   343,100   Wells Fargo Company..........................................................    14,667,525
                                                                                            ------------
                                                                                              21,254,832
                                                                                            ------------
    Consumer Finance (2.4%)
   301,950   MBNA Corporation.............................................................     9,247,219
                                                                                            ------------
    Finance--Diversified (4.6%)
   228,300   Federal National Mortgage Association........................................    15,610,012
    49,600   MGIC Investment Corporation..................................................     2,411,800
                                                                                            ------------
                                                                                              18,021,812
                                                                                            ------------
    Insurance (2.3%)
    97,300   Providian Financial Corporation..............................................     9,097,550
                                                                                            ------------
  HEALTH CARE (7.9%)
    Drugs (4.1%)
   192,850   Cardinal Health, Inc.........................................................    12,366,506
    33,200   Pfizer, Inc..................................................................     3,643,700
                                                                                            ------------
                                                                                              16,010,206
                                                                                            ------------
    Health Care--Diversified (2.4%)
   137,000   Warner-Lambert Company.......................................................     9,504,375
                                                                                            ------------
    Special Services (1.4%)
   428,500   Omnicare, Inc................................................................     5,409,812
                                                                                            ------------

              See accompanying notes to investments in securities.

                                                  CAPITAL APPRECIATION PORTFOLIO
                                           Investments in Securities - continued

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  TECHNOLOGY (27.6%)
   156,700   ADC Telecommunications, Inc. (b).............................................  $  7,139,644
    42,400   America Online, Inc. (b).....................................................     4,685,200
   246,700   BMC Software, Inc. (b).......................................................    13,321,800
   112,350   Cisco Systems, Inc. (b)......................................................     7,246,575
   373,100   Compuware Corporation (b)....................................................    11,869,244
   131,400   Dell Computer Corporation (b)................................................     4,861,800
   263,400   Fiserv (b)...................................................................     8,247,713
   146,000   Intel........................................................................     8,687,000
    53,800   Microsoft Corporation (b)....................................................     4,852,088

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  TECHNOLOGY--CONTINUED
   106,200   Oracle Corporation (b).......................................................  $  3,942,675
   315,100   Sterling Commerce, Inc. (b)..................................................    11,501,150
   174,800   Synopsys, Inc. (b)...........................................................     9,646,775
   177,000   Tellabs, Inc. (b)............................................................    11,958,563
                                                                                            ------------
                                                                                             107,960,227
                                                                                            ------------
  TRANSPORTATION (2.5%)
    Railroads (2.5%)
   151,100   Kansas City Southern Industries..............................................     9,642,069
                                                                                            ------------
Total common stock
 (cost: $272,028,165).....................................................................   384,296,341
                                                                                            ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (2.0%)
$2,220,000   Federal Home Loan Mortgage Corporation.....................  4.822%  07/14/99     2,216,119
 5,826,840   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%..........     5,826,840
                                                                                            ------------
             Total short-term securities (cost: $8,043,034)...............................     8,042,959
                                                                                            ------------
             Total investments in securities (cost: $280,071,199) (d).....................  $392,339,300
                                                                                            ------------
                                                                                            ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held .9% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $281,000,343. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation...............................  $121,957,788
  Gross unrealized depreciation...............................   (10,618,831)
                                                                ------------
  Net unrealized appreciation.................................  $111,338,957
                                                                ------------
                                                                ------------

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
COMMON STOCK (89.0%)
  ARGENTINA (.6%)
    Telephone (.6%)
   61,330   Telefonica De Argentina ADR.........................................  $  1,924,229
                                                                                  ------------
  AUSTRALIA (3.7%)
    Air Freight (.8%)
  752,100   Mayne Nickless, Ltd.................................................     2,593,448
    Insurance (.5%)
1,840,000   Reinsurance Australia Corporation...................................     1,546,322
    Manufacturing (1.6%)
2,024,901   Pioneer International, Ltd..........................................     5,199,672
    Telephone (.8%)
1,203,360   Cable & Wireless Optus (b)..........................................     2,760,994
                                                                                  ------------
                                                                                    12,100,436
                                                                                  ------------
  AUSTRIA (.9%)
    Engineering/Construction (.3%)
   10,850   Va Technologie 144A Issue (c).......................................       985,962
    Oil & Gas (.4%)
    8,400   Evn.................................................................     1,232,095
    Real Estate (.2%)
   12,980   Boehler Uddeholm 144A Issue (c).....................................       644,338
                                                                                  ------------
                                                                                     2,862,395
                                                                                  ------------
  BERMUDA (1.4%)
    Insurance (1.4%)
   83,200   Xl Capital Ltd. ....................................................     4,700,800
                                                                                  ------------
  BRAZIL (.7%)
    Telecommunication (.7%)
   99,200   Telesp Part ADR.....................................................     2,269,200
                                                                                  ------------
  CANADA (3.8%)
    Agriculture Products (.6%)
  212,200   Agrium, Inc. .......................................................     1,870,012
    Banks (.4%)
   50,000   Imperial Bank Canada................................................     1,200,000
    Oil & Gas (2.1%)
  470,100   Ranger Oil, Ltd. ...................................................     2,321,119
  343,100   Renaissance Energy Ltd. (b).........................................     4,645,046

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  CANADA--CONTINUED
    Transport Services (.7%)
  321,015   Laidlaw, Inc. ......................................................  $  2,367,486
                                                                                  ------------
                                                                                    12,403,663
                                                                                  ------------
  CHILE (1.1%)
    Electric Companies (.7%)
  132,366   Gener SA............................................................     2,349,497
    Telecommunication (.4%)
   59,500   Cia Telecom Chile ADR...............................................     1,472,625
                                                                                  ------------
                                                                                     3,822,122
                                                                                  ------------
  CHINA (.4%)
    Textiles (.4%)
5,313,800   Yizheng Chemical Fibre Company, LTD. ...............................     1,386,977
                                                                                  ------------
  FINLAND (2.8%)
    Banks (2.5%)
1,085,000   Merita Bank.........................................................     6,184,005
  177,073   Stora Enso-Oyj......................................................     1,930,294
    Paper and Forest (.3%)
  107,500   Metsa-Serla B.......................................................       916,272
                                                                                  ------------
                                                                                     9,030,571
                                                                                  ------------
  FRANCE (7.6%)
    Aluminum (.3%)
   40,894   Pechiney ADR........................................................       874,109
    Banks (.9%)
   35,000   Banque Nationale De Paris ADR 144A Issue (c)........................     2,916,428
    Chemicals (3.0%)
   27,862   Elf Aquitaine.......................................................     4,101,150
  122,325   Rhone-Poulenc.......................................................     5,606,676
    Investment Bankers/Brokers (1.6%)
   42,227   AXA.................................................................     5,167,298
    Mining (.1%)
    7,000   Pechiney............................................................       301,797
    Telecommunication (1.7%)
   97,000   Alcatel ADR.........................................................     2,752,375
   19,365   Alcatel Alsthom.....................................................     2,734,253
                                                                                  ------------
                                                                                    24,454,086
                                                                                  ------------
  GERMANY (4.5%)
    Banks (1.7%)
   91,166   Deutsche Bank.......................................................     5,577,970
    Chemicals (1.4%)
   49,400   Bayer...............................................................     2,061,859
   54,500   Hoechst.............................................................     2,474,854

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           Investments in Securities - continued

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  GERMANY--CONTINUED
    Electric Companies (1.4%)
   79,300   Veba................................................................  $  4,675,591
                                                                                  ------------
                                                                                    14,790,274
                                                                                  ------------
  HONG KONG (6.4%)
    Aerospace/Defense (.5%)
  821,900   Hong Kong Aircraft Engineering......................................     1,589,093
    Airlines (1.0%)
  674,000   Swire Pacific A.....................................................     3,336,032
    Banks (1.0%)
   89,014   HSBC Holdings.......................................................     3,247,011
    Electric Companies (1.0%)
  965,000   Hong Kong Electric Holdings.........................................     3,109,613
    Houseware (.7%)
  448,568   Jardine Strategic Holding...........................................     1,166,277
1,519,800   Swire Pacific B.....................................................     1,136,197
    Investment Bankers/Brokers ( -- )
  113,000   Peregrine Investment Holdings.......................................            --
    Publishing (.2%)
1,109,000   South China Morning Post Holdings...................................       621,813
    Real Estate (.6%)
  221,000   Hutchison Whampoa...................................................     2,001,141
    Restaurants (.4%)
3,201,000   Cafe De Coral Holdings..............................................     1,402,825
    Telecommunication (1.0%)
1,222,000   Hong Kong Telecom...................................................     3,173,842
                                                                                  ------------
                                                                                    20,783,844
                                                                                  ------------
  INDONESIA (.4%)
    Telecommunication (.4%)
   62,600   PT Indosat ADR......................................................     1,220,700
                                                                                  ------------
  ISRAEL (1.2%)
    Drugs (1.2%)
   78,700   Teva Pharmaceutical.................................................     3,856,300
                                                                                  ------------
  ITALY (2.2%)
    Auto (.6%)
  639,760   Fiat SPA............................................................     2,031,627
    Telecommunication (1.6%)
  278,000   Sirti SPA...........................................................     1,345,796
  694,300   Telecom Italia SPA..................................................     3,777,647
                                                                                  ------------
                                                                                     7,155,070
                                                                                  ------------

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  JAPAN (6.5%)
    Drugs (1.1%)
  105,000   Ono Pharmaceutical..................................................  $  3,638,314
    Electrical Equipment (1.3%)
   40,000   Sony Corporation....................................................     4,306,575
    Investment Bankers/Brokers (1.7%)
  463,200   The Nomura Securities Company, Ltd. ................................     5,415,019
    Telecommunication (1.3%)
      375   NTT.................................................................     4,362,264
    Water Utilities (1.1%)
  201,000   Kurita Water Industries Ltd. .......................................     3,598,465
                                                                                  ------------
                                                                                    21,320,637
                                                                                  ------------
  MEXICO (2.0%)
    Mining (.7%)
  540,000   Grupo Mexico Series B...............................................     2,313,462
    Telecommunication (1.3%)
   53,610   Telefonos De Mexico ADR.............................................     4,332,358
                                                                                  ------------
                                                                                     6,645,820
                                                                                  ------------
  NETHERLANDS (4.0%)
    Electrical Equipment (1.6%)
   52,440   Philips Electronics.................................................     5,188,432
    Insurance (.7%)
   29,608   Aegon...............................................................     2,154,575
    Investment Bankers/Brokers (1.6%)
   94,687   Ing Groep...........................................................     5,142,072
    Retail (.1%)
   16,703   Vendex..............................................................       447,489
                                                                                  ------------
                                                                                    12,932,568
                                                                                  ------------
  NEW ZEALAND (.6%)
    Airlines ( -- )
   52,000   Air New Zealand B...................................................       108,356
    Health Care -- Diversified (.6%)
1,654,000   Carter Holt Harvey..................................................     1,997,243
                                                                                  ------------
                                                                                     2,105,599
                                                                                  ------------
  NORWAY (.9%)
    Aluminum (.4%)
   78,000   Elkem...............................................................     1,388,430
    Oil & Gas (.5%)
   98,000   Saga Petroleum......................................................     1,650,985
                                                                                  ------------
                                                                                     3,039,415
                                                                                  ------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO
Investments in Securities - continued

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  PHILIPPINES (.5%)
    Telecommunication (.5%)
   54,000   Philippine Long Distance............................................  $  1,626,750
                                                                                  ------------
  PORTUGAL (.6%)
    Investment Bankers/Brokers (.6%)
   85,560   BPI-SGPS, SA........................................................     1,801,041
                                                                                  ------------
  SINGAPORE (.2%)
    Air Freight (.2%)
   78,000   Singapore Airlines..................................................       743,294
                                                                                  ------------
  SOUTH AFRICA (.6%)
    Metal Fabrication (.6%)
   78,879   Anglo American Platinum.............................................     1,848,409
                                                                                  ------------
  SOUTH KOREA (.6%)
    Telecommunication (.6%)
   45,900   Korea Telecom ADR (b)...............................................     1,836,000
                                                                                  ------------
  SPAIN (6.0%)
    Banks (2.0%)
  108,000   Argentaria Bancaria ADR.............................................     4,968,000
   45,800   Banco de Andalucia..................................................     1,610,768
    Electric Companies (1.9%)
  110,000   Endesa..............................................................     2,353,053
  250,000   Iberdrola...........................................................     3,819,522
    Oil & Gas (1.1%)
  171,000   Repsol..............................................................     3,502,272
    Telecommunication (1.0%)
   70,600   Telefonica De Esp...................................................     3,411,168
                                                                                  ------------
                                                                                    19,664,783
                                                                                  ------------
  SWEDEN (4.6%)
    Auto (1.4%)
  109,900   Autoliv, Inc. ......................................................     3,324,475
   35,000   Autoliv, Inc. ......................................................     1,074,116
    Banks (1.1%)
  286,500   Svenska Handlesbanken A.............................................     3,462,646
    Publishing (.5%)
  114,500   Esselte.............................................................     1,153,208
  114,500   Meto (b)............................................................       571,177
    Trucks and Parts (1.6%)
  178,500   Volvo...............................................................     5,213,609
                                                                                  ------------
                                                                                    14,799,231
                                                                                  ------------

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  SWITZERLAND (3.9%)
    Banks (1.0%)
   18,525   Credit Suisse Group.................................................  $  3,215,606
    Electrical Equipment (.8%)
    1,730   Asea Brown Boveri (b)...............................................     2,567,594
    Investment Bankers/Brokers (1.5%)
    8,350   Zurich Allied.......................................................     4,763,115
    Telecommunication (.6%)
    5,185   Swisscom............................................................     1,957,298
                                                                                  ------------
                                                                                    12,503,613
                                                                                  ------------
  THAILAND (.8%)
    Banks (.8%)
  699,600   Bangkok Bank........................................................     2,623,500
                                                                                  ------------
  UNITED KINGDOM (18.4%)
    Airlines (1.8%)
  832,600   British Airways.....................................................     5,746,936
    Auto (1.1%)
  829,900   Rolls-Royce.........................................................     3,513,531
    Banks (1.1%)
  118,943   Barclays............................................................     3,462,138
    Chemicals (2.2%)
1,775,000   Medeva..............................................................     2,910,754
  575,580   Nycomed Amersham....................................................     4,098,217
    Construction (.2%)
  257,100   Hepworth............................................................       798,623
    Electric Companies (.5%)
  208,775   National Power......................................................     1,520,877
    Electrical Equipment (1.6%)
1,083,213   Invensys PLC........................................................     5,128,267
    Engineering/Construction (.1%)
  190,368   Fairview Holdings...................................................       403,729
    Food (1.2%)
  387,833   Somerfield..........................................................     1,819,305
  322,900   Tate & Lyle.........................................................     2,028,944
    Houseware (.4%)
  690,000   Elementis...........................................................     1,147,824
    Iron and Steel (1.8%)
2,225,400   British Steel.......................................................     5,763,512
    Natural Gas (.5%)
  738,990   Centrica PLC........................................................     1,736,195
    Oil & Gas (1.6%)
  703,100   Shell Transportation & Trading......................................     5,274,359
    Retail (1.9%)
  534,300   Marks & Spencer.....................................................     3,091,897
1,460,200   Storehouse..........................................................     3,142,815
    Telecommunication (1.3%)
  260,000   British Telecom.....................................................     4,357,931

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           Investments in Securities - continued

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  UNITED KINGDOM--CONTINUED
    Water Utilities (1.1%)
  168,500   Hyder PLC...........................................................  $  1,990,011
  104,762   Thames Water........................................................     1,661,788
                                                                                  ------------
                                                                                    59,597,653
                                                                                  ------------
  VENEZUELA (1.1%)
    Telecommunication (1.1%)
  130,900   Cia Anonima Telefonos ADR...........................................     3,567,025
                                                                                  ------------
Total common stock
 (cost: $235,553,511)...........................................................   289,416,005
                                                                                  ------------

PREFERRED STOCK (1.5%)
  BRAZIL (1.2%)
    Oil & Gas (.7%)
  137,900   Petrobras...........................................................     2,123,398

                                                                                     MARKET
SHARES                                                                              VALUE(a)
---------                                                                         ------------
  BRAZIL--CONTINUED
    Telecommunication (.5%)
  113,800   Embratel Part ADR...................................................  $  1,578,975
                                                                                  ------------
                                                                                     3,702,373
                                                                                  ------------
  FRANCE ( -- )
    Aluminum ( -- )
    2,000   Pechiney SA.........................................................        81,097
                                                                                  ------------
  GERMANY (.2%)
    Houseware (.2%)
   46,192   Moebel Walther......................................................       719,104
                                                                                  ------------
  UNITED KINGDOM (.1%)
    Water Utilities (.1%)
  137,700   Hyder PLC...........................................................       238,836
                                                                                  ------------
Total preferred stock
 (cost: $9,275,886).............................................................     4,741,410
                                                                                  ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (9.0%)
$8,602,000   Norwest Advantage Cash Investment Fund, current rate 5.059%........     8,602,000
 1,930,000   U.S. Treasury Bill...............................  4.220%  07/22/99    11,899,326
 7,600,000   U.S. Treasury Bill...............................  4.240%  08/05/99     7,567,948
   707,000   U.S. Treasury Bill...............................  4.440%  09/02/99       701,457
   500,000   U.S. Treasury Bill...............................  4.790%  11/12/99       491,178
                                                                                  ------------
             Total short-term securities (cost: $29,260,914)....................    29,261,909
                                                                                  ------------
             Total investments in securities (cost: $274,090,311)...............  $323,419,324
                                                                                  ------------
                                                                                  ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1999 includes acquisition date and cost, is as follows:

                                                   ACQUISITION
SECURITY                                              DATE           COST
-------------------------------------------------  -----------   ------------
Bohler-Uddeholm 144A Issue.......................    Various     $    824,910
Va Technologie 144A Issue........................    Various        1,026,767
Banque Nationale De Paris ADR 144A Issue.........    Various        1,470,320
                                                                 ------------
                                                                 $  3,321,997
                                                                 ------------
                                                                 ------------

(d) At June 30, 1999 the cost of securities for federal income tax purposes was $278,000,082. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 74,602,366
Gross unrealized depreciation..........   (29,183,124)
                                         ------------
Net unrealized appreciation............  $ 45,419,242
                                         ------------
                                         ------------

SMALL COMPANY GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
COMMON STOCK (93.5%)
  BASIC MATERIALS (4.1%)
    Agriculture Products (2.2%)
   114,750   NCO Group, Inc. (b)..........................................................  $  4,360,500
                                                                                            ------------
    Chemicals (1.9%)
   139,978   Cambrex Corporation..........................................................     3,674,422
                                                                                            ------------
  CAPITAL GOODS (7.0%)
    Aerospace/Defense (1.0%)
    83,000   HEICO Corporation............................................................     2,012,750
                                                                                            ------------
    Engineering/Construction (5.0%)
   103,650   Dycom Industries, Inc. (b)...................................................     5,804,400
   130,900   United Rentals, Inc. (b).....................................................     3,861,550
                                                                                            ------------
                                                                                               9,665,950
                                                                                            ------------
    Manufacturing (1.0%)
    67,000   Graco, Inc...................................................................     1,968,125
                                                                                            ------------
  COMMUNICATION SERVICES (2.5%)
    Cellular (2.5%)
   121,700   Aerial Communications, Inc. (b)..............................................     1,642,950
    42,000   Omnipoint Corporation (b)....................................................     1,215,375
    29,800   Powertel, Inc. (b)...........................................................       890,275
    24,300   VoiceStream Wireless Corporation (b).........................................       691,031
    15,600   Western Wireless Corporation (b).............................................       421,200
                                                                                            ------------
                                                                                               4,860,831
                                                                                            ------------
  CONSUMER CYCLICAL (20.1%)
    Auto (1.1%)
    80,200   CSK Auto Corporation (b).....................................................     2,165,400
                                                                                            ------------
    Distribution Durables (.3%)
    59,200   MSC Industrial Direct Company (b)............................................       606,800
                                                                                            ------------
    Leisure (1.0%)
    76,110   National R V Holdings, Inc. (b)..............................................     1,869,452
                                                                                            ------------

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
    Retail (5.2%)
    85,500   Abercrombie & Fitch Company (b)..............................................  $  4,104,000
   128,700   David's Bridal, Inc. (b).....................................................     2,002,894
    24,200   Kohl's Corporation (b).......................................................     1,867,937
     5,800   Media Metrix, Inc. (b).......................................................       308,850
    45,000   Steven Madden, Ltd. (b)......................................................       610,312
    42,800   Tuesday Morning Corporation (b)..............................................     1,091,400
                                                                                            ------------
                                                                                               9,985,393
                                                                                            ------------
    Service (9.8%)
   249,100   Acxiom Corporation (b).......................................................     6,211,931
   267,100   Copart, Inc. (b).............................................................     5,675,875
   346,700   Fairfield Communities, Inc. (b)..............................................     5,590,537
    66,800   Metamor Worldwide, Inc. (b)..................................................     1,607,375
                                                                                            ------------
                                                                                              19,085,718
                                                                                            ------------
    Textiles (2.7%)
   162,500   Tropical Sportswear International (b)........................................     5,179,687
                                                                                            ------------
  CONSUMER STAPLES (2.8%)
    Broadcasting (2.8%)
   148,900   TV Guide, Inc. (b)...........................................................     5,453,462
                                                                                            ------------
    Food & Health ( -- )
       500   Valley Medica, Inc. (b)......................................................         7,437
                                                                                            ------------
  ENERGY (2.0%)
    Oil (.9%)
   190,400   Newpark Resources, Inc. (b)..................................................     1,689,800
                                                                                            ------------
    Oil & Gas (1.1%)
    59,300   Global Marine (b)............................................................       915,444
    85,900   Tuboscope, Inc. (b)..........................................................     1,175,756
                                                                                            ------------
                                                                                               2,091,200
                                                                                            ------------
  FINANCIAL (2.7%)
    Commercial Finance (1.0%)
    59,300   Health Care Financial Partners (b)...........................................     2,031,025
                                                                                            ------------

              See accompanying notes to investments in securities.

                                                  SMALL COMPANY GROWTH PORTFOLIO
                                           Investments in Securities - continued

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  FINANCIAL--CONTINUED
    Insurance (.8%)
    46,650   Reinsurance Group of America, Inc............................................  $  1,644,412
                                                                                            ------------
    Investment Bankers/Brokers (.4%)
    11,400   Knight/Trimark Group, Inc. (b)...............................................       687,562
                                                                                            ------------
    Savings and Loans (.5%)
    23,200   Telebanc Financial Corporation (b)...........................................       899,000
                                                                                            ------------
  HEALTH CARE (12.6%)
    Biotechnology (2.3%)
    34,900   Gilead Sciences, Inc. (b)....................................................     1,823,525
    96,500   Pharmaceutical Product Development, Inc. (b).................................     2,641,687
                                                                                            ------------
                                                                                               4,465,212
                                                                                            ------------
    Drugs (1.0%)
   104,400   Cygnus, Inc. (b).............................................................     1,357,200
    54,500   United Therapeutics Corporation (b)..........................................       647,188
                                                                                            ------------
                                                                                               2,004,388
                                                                                            ------------
    Hospital Management (2.3%)
   130,333   Sunrise Assisted Living, Inc. (b)............................................     4,545,363
                                                                                            ------------
    Managed Care (2.4%)
   170,984   Concentra Managed Care, Inc. (b).............................................     2,532,701
    43,600   TLC The Laser Center, Inc. (b)...............................................     2,092,800
                                                                                            ------------
                                                                                               4,625,501
                                                                                            ------------
    Medical Products/Supplies (4.6%)
   121,800   Hanger Orthopedic Group (b)..................................................     1,728,038
    99,900   Patterson Dental Company (b).................................................     3,471,525
   133,100   Sybron International Corporation (b).........................................     3,668,573
                                                                                            ------------
                                                                                               8,868,136
                                                                                            ------------
  TECHNOLOGY (35.8%)
    60,600   Alpha Industries, Inc. (b)...................................................     2,886,075
    81,000   ANADIGICS, Inc. (b)..........................................................     2,997,000

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  TECHNOLOGY--CONTINUED
    35,000   Ancor Communications (b).....................................................  $  1,133,125
    38,400   Cree Research, Inc. (b)......................................................     2,954,400
   254,100   DII Group, Inc. (b)..........................................................     9,481,106
    97,400   DuPont Photomasks, Inc. (b)..................................................     4,663,025
    22,000   E-Tek Dynamics, Inc. (b).....................................................       945,567
    21,500   Galileo Technology Ltd. (b)(c)...............................................       974,219
   178,400   GaSonics International Corporation (b).......................................     2,497,600
   117,250   Global Imaging Systems, Inc. (b).............................................     2,139,813
    87,300   Infinium Software, Inc. (b)..................................................       458,325
   150,900   IntraNet Solutions, Inc. (b).................................................     1,273,219
    50,200   ISS Group, Inc. (b)..........................................................     1,895,050
     2,900   Juniper Networks, Inc. (b)...................................................       432,100
    82,250   Mastech Corporation (b)......................................................     1,531,906
   126,700   Maximus, Inc. (b)............................................................     3,642,625
    67,400   MedQuist, Inc. (b)...........................................................     2,948,750
    79,100   Orbotech, Ltd. (b)(c)........................................................     4,123,088
    66,600   Peapod, Inc. (b).............................................................       528,638
    21,300   PMC-Sierra, Inc. (b).........................................................     1,255,369
    53,000   Powerwave Technologies, Inc. (b).............................................     1,709,250
    14,500   Sapient Corporation (b)......................................................       821,063
   113,400   Saville Systems PLC ADR (b)(c)...............................................     1,644,300
    23,800   Sawtek, Inc. (b).............................................................     1,091,825
   126,300   Secure Computing Corporation (b).............................................       307,856
   175,200   Softworks, Inc. (b)..........................................................     1,927,200
    45,700   Terayon Communication Systems (b)............................................     2,553,488
    70,500   The Bisys Group, Inc. (b)....................................................     4,124,250
    17,900   Transwitch Corporation (b)...................................................       820,633
    13,600   Uniphase Corporation (b).....................................................     2,257,600
    49,300   Vitesse Semiconductor Corporation (b)........................................     3,324,669
                                                                                            ------------
                                                                                              69,343,134
                                                                                            ------------

              See accompanying notes to investments in securities.

SMALL COMPANY GROWTH PORTFOLIO
Investments in Securities - continued

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  TRANSPORTATION (3.9%)
    Air Freight (2.6%)
   117,200   Eagle USA Airfreight, Inc. (b)...............................................  $  4,973,675
                                                                                            ------------
    Airlines (.9%)
    68,500   Skywest, Inc.................................................................     1,708,219
                                                                                            ------------

                                                                                               MARKET
SHARES                                                                                        VALUE(a)
----------                                                                                  ------------
  TRANSPORTATION--CONTINUED
    Transport Services (.4%)
    35,900   Preview Travel, Inc. (b).....................................................  $    787,556
                                                                                            ------------
Total common stock
 (cost: $126,585,382).....................................................................   181,260,110
                                                                                            ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (7.8%)
$6,365,026   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%..........     6,365,026
 2,665,000   Federal National Mortgage Association......................  5.107%  08/06/99     2,652,155
 1,670,000   U.S. Treasury Bill.........................................  4.322%  07/15/99     1,667,675
 1,005,000   U.S. Treasury Bill.........................................  4.532%  08/19/99       998,927
 3,560,000   U.S. Treasury Bill.........................................  4.797%  09/23/99     3,522,040
                                                                                            ------------
             Total short-term securities (cost: $15,203,307)..............................    15,205,823
                                                                                            ------------
             Total investments in securities (cost: $141,788,689) (d).....................  $196,465,933
                                                                                            ------------
                                                                                            ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.5% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $145,153,078. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $59,965,122
Gross unrealized depreciation..........   (8,652,267)
                                         -----------
Net unrealized appreciation............  $51,312,855
                                         -----------
                                         -----------

                                         MATURING GOVERNMENT BOND 2002 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                                                    VALUE(a)
----------                                                                                  ----------
LONG-TERM DEBT SECURITIES (98.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.8%)
$1,085,000   Federal Home Loan Mortgage Corporation Strip (b)...........  4.835%  08/15/02  $  903,497
   500,000   Financial Corporation Strip (b)............................  7.040%  06/27/02     418,234
   360,000   Financial Corporation Strip (b)............................  6.362%  09/07/02     297,558
   525,000   FNMA Strip (b).............................................  7.600%  02/01/02     450,948
   281,000   FNMA Strip (b).............................................  5.370%  05/29/03     221,568
   425,000   FNMA Strip (b).............................................  6.367%  08/01/03     331,432
   500,000   FNMA Strip (b).............................................  5.250%  08/15/03     388,999
   182,000   Israel Government Trust Certificates (b)...................  7.030%  05/15/02     153,877
   325,000   Israel Government Trust Certificates (b)...................  5.946%  05/15/02     274,781
   250,000   Israel Government Trust Certificates (b)...................  5.530%  11/15/02     205,350
 1,150,000   Tennessee Valley Authority Strip (b).......................  7.400%  04/15/03     912,340
   190,000   U.S. Treasury Principal Strip (c)..........................  5.868%  02/15/03     154,711
   925,000   U.S. Treasury Strip (b)....................................  6.173%  08/15/02     776,037
 2,410,000   U.S. Treasury Strip (b)....................................  5.744%  02/15/03   1,958,243
                                                                                            ----------
             Total long-term debt securities (cost: $7,447,782)...........................   7,447,575
                                                                                            ----------
SHORT-TERM SECURITIES (1.2%)
    87,443   Trust for Federal Securities--Federal Trust Fund, current rate 4.780%........      87,443
                                                                                            ----------
             Total short-term securities (cost: $87,443)..................................      87,443
                                                                                            ----------
             Total investments in securities (cost: $7,535,225) (d).......................  $7,535,018
                                                                                            ----------
                                                                                            ----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) For principal only issues (strips) the interest rate disclosed represents current yield based upon estimated future cash flows.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $7,542,514. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 88,585
Gross unrealized depreciation..........   (96,081)
                                         --------
Net unrealized depreciation............  $ (7,496)
                                         --------
                                         --------

MATURING GOVERNMENT BOND 2006 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                                                    VALUE(a)
----------                                                                                  ----------
LONG-TERM DEBT SECURITIES (98.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.3%)
$  686,000   Financial Corporation Strip (b)............................  5.142%  11/11/06  $  430,403
   921,000   Financial Corporation Strip (b)............................  7.647%  09/07/07     547,156
   810,000   FNMA Strip (b).............................................  7.620%  08/01/05     554,136
   613,000   FNMA Strip (b).............................................  5.745%  04/08/07     375,903
   553,000   Israel Government Trust Certificate (b)....................  7.440%  11/15/05     373,601
 1,000,000   Israel State Aid Strip (b).................................  6.578%  11/15/06     637,539
 1,000,000   Resolution Funding Corporation Strip (b)...................  7.461%  07/15/07     613,849
 3,475,000   U.S. Treasury Strip (b)....................................  6.149%  11/15/06   2,245,750
 1,560,000   U.S. Treasury Strip (b)....................................  5.576%  02/15/07     991,768
                                                                                            ----------
             Total long-term debt securities (cost: $6,615,034)...........................   6,770,105
                                                                                            ----------
SHORT-TERM SECURITIES (1.5%)
   101,433   Trust for Federal Securities--Federal Trust Fund, current rate 4.780%........     101,433
                                                                                            ----------
             Total short-term securities (cost: $101,433).................................     101,433
                                                                                            ----------
             Total investments in securities (cost: $6,716,467) (c).......................  $6,871,538
                                                                                            ----------
                                                                                            ----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1999 the cost of securities for federal income tax purposes was $6,750,050. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 241,255
Gross unrealized depreciation..........   (119,767)
                                         ---------
Net unrealized appreciation............  $ 121,488
                                         ---------
                                         ---------

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                                                    VALUE(a)
----------                                                                                  ----------
LONG-TERM DEBT SECURITIES (98.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.5%)
$  412,000   Financial Corporation Strip (b)............................  5.490%  11/02/10  $  194,991
   945,000   Financial Corporation Strip (b)............................  7.920%  08/08/11     423,624
   719,000   FNMA Strip (b).............................................  6.000%  11/29/09     366,035
   444,000   FNMA Strip (b).............................................  5.870%  05/29/10     218,363
   950,000   FNMA Strip (b).............................................  5.695%  09/23/10     457,016
   132,000   Israel Government Trust Certificate (b)....................  7.660%  05/15/10      65,778
   515,000   Israel State Aid Strip (b).................................  8.264%  03/15/10     261,722
 1,100,000   Israel State Aid Strip (b).................................  6.850%  08/15/11     507,088
   550,000   Resolution Funding Corporation Strip (b)...................  6.537%  04/15/11     260,672
   524,000   Turkey Government Trust Certificate (b)....................  6.687%  11/15/10     252,332
 1,880,000   U.S. Treasury Strip (b)....................................  5.916%  05/15/10     963,874
 1,800,000   U.S. Treasury Strip (b)....................................  6.279%  02/15/11     878,218
 1,205,000   U.S. Treasury Strip (b)....................................  6.212%  08/15/11     568,698
                                                                                            ----------
             Total long-term debt securities (cost: $5,393,417)...........................  $5,418,411
                                                                                            ----------

SHORT-TERM SECURITIES (1.3%)
    70,623   Trust for Federal Securities--Federal Trust Fund, current rate 4.780%........      70,623
                                                                                            ----------
             Total short-term securities (cost: $70,623)..................................      70,623
                                                                                            ----------
             Total investments in securities (cost: $5,464,040) (c).......................  $5,489,034
                                                                                            ----------
                                                                                            ----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1999 the cost of securities for federal income tax purposes was $5,483,753. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 198,389
Gross unrealized depreciation..........   (193,108)
                                         ---------
Net unrealized appreciation............  $   5,281
                                         ---------
                                         ---------

VALUE STOCK PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
COMMON STOCK (94.6%)
  BASIC MATERIALS (7.5%)
    Chemicals (2.6%)
     38,450   E.I. DuPont De Nemours & Company.............................................  $  2,626,616
     88,340   Sigma-Aldrich................................................................     3,042,209
                                                                                             ------------
                                                                                                5,668,825
                                                                                             ------------
    Paper and Forest (4.9%)
    102,055   Fort James Corporation.......................................................     3,865,333
     29,200   International Paper Company..................................................     1,474,600
    125,600   Louisianna-Pacific Corporation...............................................     2,983,000
     56,050   Mead Corporation.............................................................     2,340,087
                                                                                             ------------
                                                                                               10,663,020
                                                                                             ------------
  CAPITAL GOODS (1.7%)
    Electrical Equipment (.5%)
     18,500   Emerson Electric Company.....................................................     1,163,187
                                                                                             ------------
    Machinery (1.2%)
     55,500   Case Corporation.............................................................     2,670,937
                                                                                             ------------
  COMMUNICATION SERVICES (17.6%)
    Telecommunication (3.4%)
     85,215   MCI Worldcom, Inc. (b).......................................................     7,349,794
                                                                                             ------------
    Telephone (14.2%)
    167,865   AT&T Corporation.............................................................     9,368,965
     66,540   Bell Atlantic Corporation....................................................     4,350,052
     95,550   Bellsouth Corporation........................................................     4,478,906
     36,970   GTE Corporation..............................................................     2,800,477
     28,850   Mediaone, Inc. (b)...........................................................     2,145,719
    129,010   SBC Communications, Inc......................................................     7,482,580
                                                                                             ------------
                                                                                               30,626,699
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  CONSUMER CYCLICAL (9.9%)
    Auto (2.9%)
     58,813   Delphi Automotive Systems Corporation........................................  $  1,091,716
     63,665   Ford Motor Company...........................................................     3,593,093
     23,940   General Motors Corporation...................................................     1,580,040
                                                                                             ------------
                                                                                                6,264,849
                                                                                             ------------
    Publishing (1.3%)
     70,145   Reader's Digest Association..................................................     2,788,264
                                                                                             ------------
    Retail (3.3%)
    135,880   Consolidated Stores Corporation (b)..........................................     3,668,760
     63,125   Federated Department Stores (b)..............................................     3,341,680
                                                                                             ------------
                                                                                                7,010,440
                                                                                             ------------
    Service (2.4%)
    119,475   Cendant Corporation (b)......................................................     2,449,237
     55,595   H & R Block, Inc.............................................................     2,779,750
                                                                                             ------------
                                                                                                5,228,987
                                                                                             ------------
  CONSUMER STAPLES (11.6%)
    Beverage (1.0%)
     29,000   Anheuser-Busch...............................................................     2,057,187
                                                                                             ------------
    Food (2.5%)
    133,900   Hormel Foods Corporation.....................................................     5,389,475
                                                                                             ------------
    Household Products (2.1%)
     97,250   Newell Company...............................................................     4,522,125
                                                                                             ------------
    Retail (2.0%)
    359,980   Food Lion, Inc...............................................................     4,274,763
                                                                                             ------------
    Service (1.9%)
    104,560   Deluxe Corporation...........................................................     4,071,305
                                                                                             ------------
    Tobacco (2.1%)
    111,825   Philip Morris Companies, Inc.................................................     4,493,967
                                                                                             ------------
  ENERGY (7.8%)
    Oil (7.2%)
     28,820   Chevron Corporation..........................................................     2,743,304
     93,600   Exxon Corporation............................................................     7,218,900

              See accompanying notes to investments in securities.

                                                           VALUE STOCK PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  ENERGY--CONTINUED
     38,490   Mobil Corporation............................................................  $  3,810,510
     26,215   Texaco, Inc..................................................................     1,638,438
                                                                                             ------------
                                                                                               15,411,152
                                                                                             ------------
    Oil & Gas (.6%)
     15,575   Atlantic Richfield Company...................................................     1,301,486
                                                                                             ------------
  FINANCIAL (21.8%)
    Auto Finance (.5%)
     25,335   Fleet Financial Group, Inc...................................................     1,124,241
                                                                                             ------------
    Banks (6.9%)
     30,700   Bank of New York Company, Inc................................................     1,126,306
     63,430   Bank One Corporation.........................................................     3,778,049
     74,980   BankAmerica Corporation......................................................     5,496,971
     40,615   Chase Manhattan Corporation..................................................     3,518,274
     15,220   National City Corporation....................................................       996,910
                                                                                             ------------
                                                                                               14,916,510
                                                                                             ------------
    Consumer Finance (2.2%)
     35,715   American Express Company.....................................................     4,647,414
                                                                                             ------------
    Finance--Diversified (2.3%)
     71,010   Federal National Mortgage Association........................................     4,855,309
                                                                                             ------------
    Insurance (8.6%)
     68,740   American International Group.................................................     8,046,876
     32,800   Aon Corporation..............................................................     1,353,000
     65,390   Everest Reinsurance Holdings.................................................     2,133,349
    144,930   Travelers Group, Inc.........................................................     6,884,175
                                                                                             ------------
                                                                                               18,417,400
                                                                                             ------------
    Investment Bankers/Brokers (1.3%)
     27,305   Morgan Stanley Dean Witter...................................................     2,798,763
                                                                                             ------------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-----------                                                                                  ------------
  HEALTH CARE (.6%)
    Drugs (.6%)
     23,400   Pharmacia & Upjohn, Inc......................................................  $  1,329,413
                                                                                             ------------
  TECHNOLOGY (6.2%)
     16,820   Hewlett-Packard Company......................................................     1,690,410
     72,440   International Business Machines..............................................     9,362,870
     95,850   Nova Corporation (b).........................................................     2,396,250
                                                                                             ------------
                                                                                               13,449,530
                                                                                             ------------
  TRANSPORTATION (2.4%)
    Air Freight (1.0%)
     75,980   Airborne Freight Corporation.................................................     2,103,696
                                                                                             ------------
    Railroads (1.4%)
     53,045   Union Pacific Corporation....................................................     3,093,187
                                                                                             ------------
  UTILITIES (7.5%)
    Electric Companies (4.9%)
     52,900   AES Corporation (b)..........................................................     3,074,813
     59,900   Duke Energy Corporation......................................................     3,257,063
    102,030   Texas Utilities Company......................................................     4,208,738
                                                                                             ------------
                                                                                               10,540,614
                                                                                             ------------
    Natural Gas (2.6%)
     87,085   El Paso Energy Corporation...................................................     3,064,303
     29,800   Enron Corporation............................................................     2,436,150
                                                                                             ------------
                                                                                                5,500,453
                                                                                             ------------
Total common stock
 (cost: $164,222,624)......................................................................   203,732,992
                                                                                             ------------

DEPOSITORY RECEIPT (.5%)
      8,200   S&P 500 Depository Receipt...................................................     1,123,016
                                                                                             ------------
Total depository receipt
 (cost: $1,104,030)........................................................................     1,123,016
                                                                                             ------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO
Investments in Securities - continued

MARKETVALUE(a)PRINCIPAL
-----------
SHORT-TERM SECURITIES (7.2%)
$7,389,834   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%...........  $  7,389,834
 7,965,000   U.S. Treasury Bill.........................................   4.404%  07/15/99     7,953,913
                                                                                             ------------
             Total short-term securities (cost: $15,341,519)...............................    15,343,747
                                                                                             ------------
             Total investments in securities (cost: $180,668,173) (c)......................  $220,199,755
                                                                                             ------------
                                                                                             ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1999 the cost of securities for federal income tax purposes was $180,734,925. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $42,046,959
Gross unrealized depreciation..........   (2,582,129)
                                         -----------
Net unrealized appreciation............  $39,464,830
                                         -----------
                                         -----------

                                                   SMALL COMPANY VALUE PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
COMMON STOCK (93.9%)
  BASIC MATERIALS (4.3%)
    Chemicals (2.7%)
   2,500   Minerals Technologies, Inc................................................  $   139,531
   5,900   Quest Diagnostics, Inc. (b)...............................................      161,512
                                                                                       -----------
                                                                                           301,043
                                                                                       -----------
    Iron and Steel (.9%)
   6,400   Steel Dynamics, Inc. (b)..................................................       99,000
                                                                                       -----------
    Paper and Forest (.7%)
   4,700   Wausau-Mosinee Paper Corporation..........................................       84,600
                                                                                       -----------
  CAPITAL GOODS (14.6%)
    Aerospace/Defense (.5%)
   2,900   BE Aerospace, Inc.........................................................       54,194
                                                                                       -----------
    Electrical Equipment (2.9%)
   8,625   Vishay Intertechnology, Inc. (b)..........................................      181,125
   8,800   Watsco, Inc...............................................................      144,100
                                                                                       -----------
                                                                                           325,225
                                                                                       -----------
    Machinery (2.5%)
   2,800   Tecumseh Products Company.................................................      169,575
   4,200   Westinghouse Air Brake Company............................................      108,937
                                                                                       -----------
                                                                                           278,512
                                                                                       -----------
    Manufacturing (4.0%)
   6,600   A.O. Smith Corporation....................................................      184,800
   4,900   Aptargroup, Inc...........................................................      147,000
   5,400   United Dominion Industries................................................      130,950
                                                                                       -----------
                                                                                           462,750
                                                                                       -----------
    Metal Fabrication (4.7%)
   7,800   ABC-NACO, Inc. (b)........................................................      159,900
   7,500   Gibraltar Steel Corporation (b)...........................................      185,625
   7,300   Tower Automotive, Inc. (b)................................................      185,694
                                                                                       -----------
                                                                                           531,219
                                                                                       -----------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  CONSUMER CYCLICAL (11.6%)
    Auto (2.2%)
   1,900   Arvin Industries, Inc.....................................................  $    71,962
   5,200   Dura Automotive Systems, Inc. (b).........................................      172,900
                                                                                       -----------
                                                                                           244,862
                                                                                       -----------
    Building Materials (1.5%)
  10,100   D.R. Horton, Inc..........................................................      167,912
                                                                                       -----------
    Lodging--Hotel (1.3%)
   6,700   Meristar Hospitality Corporation..........................................      150,331
                                                                                       -----------
    Publishing (.6%)
   2,900   Journal Register Company (b)..............................................       65,250
                                                                                       -----------
    Retail (4.1%)
   2,700   Ames Department Stores (b)................................................      123,187
   4,700   Shopko Stores (b).........................................................      170,375
   4,500   Zale Corporation (b)......................................................      180,000
                                                                                       -----------
                                                                                           473,562
                                                                                       -----------
    Textiles (1.9%)
   2,200   American Woodmark Corporation.............................................       77,550
   4,200   Tropical Sportswear International Corporation (b).........................      133,875
                                                                                       -----------
                                                                                           211,425
                                                                                       -----------
  CONSUMER STAPLES (7.9%)
    Beverage (2.2%)
   1,500   Adolph Coors Company......................................................       74,250
   4,800   Robert Mondovi Corporation (b)............................................      174,600
                                                                                       -----------
                                                                                           248,850
                                                                                       -----------
    Food (1.5%)
   6,500   Earthgrains Company.......................................................      167,781
                                                                                       -----------
    Food & Health (1.5%)
   5,900   International Multifoods Corporation......................................      133,119
   4,600   Merkert American Corporation (b)..........................................       43,700
                                                                                       -----------
                                                                                           176,819
                                                                                       -----------

              See accompanying notes to investments in securities.

SMALL COMPANY VALUE PORTFOLIO
Investments in Securities - continued

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  CONSUMER STAPLES--CONTINUED
    Household Products (.9%)
   2,600   National Presto Industries, Inc...........................................  $    99,450
                                                                                       -----------
    Restaurants (1.0%)
   5,600   Bob Evans Farms...........................................................      111,300
                                                                                       -----------
    Retail (.3%)
   1,000   Longs Drug Stores Corporation.............................................       34,562
                                                                                       -----------
    Service (.5%)
   5,100   Personnel Group of America (b)............................................       51,000
                                                                                       -----------
  ENERGY (5.5%)
    Oil & Gas (5.5%)
   3,000   Equitable Resources, Inc..................................................      113,250
   6,800   Houston Exploration Company (b)...........................................      128,775
   5,200   Louis Dreyfus Natural Gas Corporation (b).................................      112,125
   8,000   Nuevo Energy Company (b)..................................................      106,000
   1,600   Oceaneering International, Inc. (b).......................................       25,800
   8,300   Tesoro Petroleum Corporation (b)..........................................      132,281
                                                                                       -----------
                                                                                           618,231
                                                                                       -----------
  FINANCIAL (29.1%)
    Banks (6.7%)
   2,900   BankNorth Group, Inc......................................................       95,700
   5,950   Commercial Federal Corporation............................................      137,966
   2,800   Corus Bankshares, Inc.....................................................       89,075
   4,400   Hudson United Bancorp, Inc................................................      134,750
   6,500   Peoples Heritage Financial Group, Inc.....................................      122,281
   9,000   Republic Bancorp, Inc.....................................................      136,688
   1,300   UST Corporation...........................................................       39,325
                                                                                       -----------
                                                                                           755,785
                                                                                       -----------
    Finance--Diversified (1.9%)
   9,200   Dollar Thrifty Automotive Group, Inc. (b).................................      213,900
                                                                                       -----------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  FINANCIAL--CONTINUED
    Insurance (5.7%)
   1,500   Amerus Life Holdings......................................................  $    40,500
   2,324   Delphi Financial Group (b)................................................       83,373
   1,300   Enhance Financial Services Group..........................................       25,675
   1,700   LandAmerica Financial Group, Inc..........................................       48,875
   3,613   Radian Group Incorporated.................................................      176,360
   3,575   RLI Corporation...........................................................      138,531
   4,300   Stancorp Financial Group, Inc. (b)........................................      129,000
                                                                                       -----------
                                                                                           642,314
                                                                                       -----------
    Real Estate Investment Trust (12.3%)
   3,400   Apartment Investment & Management Company.................................      145,350
   4,700   Camden Property Trust.....................................................      130,425
   5,000   First Industrial Realty Trust.............................................      137,188
   2,800   Glenborough Realty Trust, Inc.............................................       49,000
   4,400   Kilroy Realty.............................................................      106,975
   9,200   Pacific Gulf Properties, Inc..............................................      208,150
   5,800   Pan Pacific Retail Properties.............................................      112,738
   5,400   Parkway Properties........................................................      178,875
   6,100   Prentiss Properties Trust.................................................      143,350
   3,400   Reckson Associates Realty Corporation.....................................       79,900
   4,500   Regency Realty Corporation................................................       98,719
                                                                                       -----------
                                                                                         1,390,670
                                                                                       -----------
    Savings and Loans (2.5%)
   7,800   FirstFed Financial Corporation (b)........................................      150,150
  11,080   Sovereign Bancorp, Inc....................................................      134,345
                                                                                       -----------
                                                                                           284,495
                                                                                       -----------

              See accompanying notes to investments in securities.

                                                   SMALL COMPANY VALUE PORTFOLIO
                                           Investments in Securities - continued

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  HEALTH CARE (2.1%)
    Drugs (.6%)
   2,800   Roberts Pharmaceutical Corporation (b)....................................  $    67,900
                                                                                       -----------
    Medical Products/Supplies (1.5%)
   5,600   Conmed Corporation (b)....................................................      171,500
                                                                                       -----------
  TECHNOLOGY (7.0%)
   3,000   ANADIGICS, Inc. (b).......................................................      111,000
   3,500   ANTEC Corporation (b).....................................................      112,219
   4,000   DII Group, Inc. (b).......................................................      149,250
   7,600   GaSonics International Corporation (b)....................................      106,400
  13,200   Infinium Software, Inc. (b)...............................................       69,300
   8,200   International Rectifier Corporation (b)...................................      109,163
   5,400   SMART Modular Technologies, Inc. (b)......................................       93,825
   2,500   SpeedFam International, Inc. (b)..........................................       40,156
                                                                                       -----------
                                                                                           791,313
                                                                                       -----------
  TRANSPORTATION (3.0%)
    Airlines (1.1%)
   3,700   Midwest Express Holdings (b)..............................................      125,800
                                                                                       -----------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  TRANSPORTATION--CONTINUED
    Transport Services (1.1%)
   5,600   Swift Transportation Company (b)..........................................  $   123,200
                                                                                       -----------
    Trucking (.8%)
   2,000   U.S. Freightways Corporation..............................................       92,625
                                                                                       -----------
  UTILITIES (8.8%)
    Electric Companies (6.0%)
   7,500   Minnesota Power, Inc......................................................      149,063
   5,900   Northwestern Corporation..................................................      142,706
   5,700   Sierra Pacific Resources..................................................      207,338
   6,100   WPS Resources Corporation.................................................      183,000
                                                                                       -----------
                                                                                           682,107
                                                                                       -----------
    Natural Gas (2.8%)
   2,700   Piedmont Natural Gas Company..............................................       84,038
   8,400   Wicor, Inc................................................................      234,675
                                                                                       -----------
                                                                                           318,713
                                                                                       -----------
Total common stock
 (cost: $9,600,189)..................................................................   10,618,200
                                                                                       -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (6.4%)
 $  83,209    Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%...        83,209
   300,000    U.S. Treasury Bill...............................   4.263%    07/15/99       299,582
   150,000    U.S. Treasury Bill...............................   4.563%    08/19/99       149,094
   200,000    U.S. Treasury Bill...............................   4.737%    09/23/99       197,867
                                                                                       -----------
              Total short-term securities (cost: $729,668)..........................       729,752
                                                                                       -----------
              Total investments in securities (cost: $10,329,857)(c)................   $11,347,952
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1999 the cost of securities for federal income tax purposes was $10,550,014. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $1,224,362
Gross unrealized depreciation..........    (426,424)
                                         ----------
Net unrealized appreciation............  $  797,938
                                         ----------
                                         ----------

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                           MARKET
PRINCIPAL(b)                                                                              VALUE(a)
----------------                                                                         -----------
LONG-TERM DEBT SECURITIES (96.8%)
  ARGENTINA (2.1%)
    Government (2.1%)
         257,816   Republic of Argentina (Argentina Peso)...........   2.815%  04/01/07  $   166,374
         620,000   Republic of Argentina (Argentina Peso)...........   8.750%  07/10/02      507,231
                                                                                         -----------
                                                                                             673,605
                                                                                         -----------
  AUSTRALIA (5.8%)
    Government (5.8%)
       2,327,000   Australia (Australian Dollar)....................   8.750%  08/15/08    1,814,847
                                                                                         -----------
  CANADA (1.2%)
    Electric Companies (1.2%)
         350,000   Hydro-Quebec Debentures (U.S. Dollar)............   8.000%  02/01/13      369,208
                                                                                         -----------
  GERMANY (19.1%)
    Government (19.1%)
         180,000   Bundesobligation (Euro)..........................   5.000%  08/20/01      192,343
       2,513,000   Bundesrepublic (Euro)............................   5.250%  01/04/08    2,750,818
       2,400,000   Bundesrepublic (Euro)............................   6.250%  04/26/06    2,765,075
         225,000   Deutschland Republic (Euro)......................   6.000%  01/05/06      255,333
                                                                                         -----------
                                                                                           5,963,569
                                                                                         -----------
  GREECE (4.0%)
    Government (4.0%)
      30,000,000   Hellenic Republic (Greek Drachma)................   6.500%  01/11/14       96,748
      65,000,000   Hellenic Republic (Greek Drachma)................   6.600%  01/15/04      213,550
     105,000,000   Hellenic Republic (Greek Drachma)................   7.500%  05/20/13      369,343
      50,000,000   Hellenic Republic (Greek Drachma)................   8.700%  04/08/05      176,799
      41,000,000   Hellenic Republic (Greek Drachma)................   8.900%  04/01/03      140,458
      75,000,000   Hellenic Republic (Greek Drachma)................   8.900%  03/21/04      263,661
                                                                                         -----------
                                                                                           1,260,559
                                                                                         -----------
  JAPAN (5.8%)
    Government (5.8%)
      60,600,000   Japan (Japanese Yen).............................   2.300%  09/20/07      521,732
      74,000,000   Japan (Japanese Yen).............................   2.600%  03/20/07      650,395
      71,600,000   Japan (Japanese Yen).............................   3.100%  09/20/06      649,938
                                                                                         -----------
                                                                                           1,822,065
                                                                                         -----------
  NEW ZEALAND (2.3%)
    Government (2.3%)
       1,240,000   New Zealand (New Zealand Dollar).................   8.000%  11/15/06      719,115
                                                                                         -----------

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           Investments in Securities - continued

                                                                                           MARKET
PRINCIPAL(b)                                                                              VALUE(a)
----------------                                                                         -----------
  NORWAY (3.6%)
    Government (3.6%)
       2,860,000   Norway (Norwegian Krone).........................   5.500%  05/15/09  $   359,455
       5,690,000   Norway (Norwegian Krone).........................   6.750%  01/15/07      771,930
                                                                                         -----------
                                                                                           1,131,385
                                                                                         -----------
  PHILIPPINES (.6%)
    Government (.6%)
       7,000,000   International Bank Reconstruction and Development
                    (Phillipine Peso)...............................  10.250%  04/11/02      175,887
                                                                                         -----------
  SOUTH AFRICA (2.9%)
    Government (2.9%)
       5,000,000   International Bank Reconstruction and Development
                    (South African Rand) (c)........................  15.424%  05/14/12      131,314
      15,000,000   International Bank Reconstruction and Development
                    (South African Rand) (c)........................  14.588%  12/29/17      201,090
      10,000,000   International Bank Reconstruction and Development
                    (South African Rand) (c)........................  14.148%  12/31/25       49,929
       3,480,000   South Africa (South African Rand)................  12.000%  02/28/05      522,999
                                                                                         -----------
                                                                                             905,332
                                                                                         -----------
  SWEDEN (6.6%)
    Government (6.6%)
       5,000,000   Sweden (Swedish Krona)...........................   6.000%  02/09/05      630,279
      11,000,000   Sweden (Swedish Krona)...........................   6.500%  10/25/06    1,431,163
                                                                                         -----------
                                                                                           2,061,442
                                                                                         -----------
  TURKEY (1.5%)
    Government (1.5%)
  67,000,000,000   Turkey (Turkish Lira) (c)........................   97.01%  02/09/00       99,560
 273,000,000,000   Turkey (Turkish Lira) (c)........................   96.68%  03/15/00      383,861
                                                                                         -----------
                                                                                             483,421
                                                                                         -----------
  UNITED KINGDOM (7.8%)
    Broadcasting (1.2%)
         400,000   British Sky Broadcasting (U.S. Dollar)...........   6.875%  02/23/09      364,766
    Government (6.6%)
         700,000   UK Treasury (British Sterling Pound).............   6.750%  11/26/04    1,171,634
         485,000   UK Treasury (British Sterling Pound).............   8.500%  12/07/05      890,237
                                                                                         -----------
                                                                                           2,426,637
                                                                                         -----------
  UNITED STATES (33.5%)
    Aerospace/Defense (.9%)
         300,000   Raytheon Company (U.S. Dollar)...................   5.950%  03/15/01      298,882
    Auto (.9%)
         300,000   Meritor Automotive, Inc. (U.S. Dollar)...........   6.800%  02/15/09      283,875

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO
Investments in Securities - continued

                                                                                           MARKET
PRINCIPAL(b)                                                                              VALUE(a)
----------------                                                                         -----------
  UNITED STATES--CONTINUED
    Beverage (.9%)
         300,000   Pepsi Bottling Group 144A Issue (U.S. Dollar)
                    (d).............................................   5.625%  02/17/09  $   272,578
    Chemicals (.8%)
         250,000   IMC Global, Inc. (U.S. Dollar)...................   6.625%  10/15/01      249,063
    Commercial Finance (1.3%)
         400,000   General Electric Capital Corp. (U.S. Dollar).....   6.290%  12/15/01      399,892
    Electric Companies (2.8%)
         400,000   Consumer Energy 144A Issue (U.S Dollar) (d)......   6.375%  02/01/08      376,771
         250,000   Georgia Power Company (U.S. Dollar)..............   5.500%  12/01/05      234,050
         250,000   Wisconsin Power & Light (U.S. Dollar)............   7.000%  06/15/07      252,786
    Insurance (.9%)
         300,000   Conseco Financing Trust II (U.S. Dollar).........   8.700%  11/15/26      274,110
    Investment Bankers/Brokers (2.6%)
         400,000   Associates Corporation of North America (U.S.
                    Dollar).........................................   6.625%  05/15/01      402,908
         400,000   First Bank Minnesota (U.S. Dollar)...............   6.250%  08/15/05      396,538
    Natural Gas (1.5%)
         500,000   Enron Corporation (U.S. Dollar)..................   6.725%  11/17/08      486,250
    Telephone (1.6%)
         300,000   AT&T Corporation (U.S. Dollar)...................   6.500%  03/15/29      270,750
         250,000   GTE Corporation (U.S. Dollar)....................   6.940%  04/15/28      237,695
    U.S. Government and Agencies Obligations (19.3%)
         408,759   FHLMC (U.S. Dollar)..............................   6.500%  05/01/13      403,595
         600,000   FHLMC (U.S. Dollar)..............................   6.500%  06/01/29      580,714
         500,935   FNMA (U.S. Dollar)...............................   6.000%  11/01/28      471,460
         740,072   FNMA (U.S. Dollar)...............................   6.500%  01/01/29      710,891
         218,446   FNMA (U.S. Dollar)...............................   7.000%  01/01/14      219,411
         975,249   FNMA (U.S. Dollar)...............................   7.000%  02/01/29      965,410
         500,000   FNMA (U.S. Dollar)...............................   8.625%  11/10/04      505,507
         450,683   GNMA (U.S. Dollar)...............................   7.500%  09/15/27      455,713
       1,370,000   U.S. Treasury Note (U.S. Dollar).................   6.000%  02/15/26    1,335,257
         500,000   U.S. Treasury Strip (U.S. Dollar) (c)............   5.890%  05/15/04      376,824
                                                                                         -----------
                                                                                          10,460,930
                                                                                         -----------
                   Total long-term debt securities (cost: $31,657,315).................   30,268,002
                                                                                         -----------

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           Investments in Securities - continued

                                                                                           MARKET
PRINCIPAL(b)                                                                              VALUE(a)
----------------                                                                         -----------
SHORT-TERM SECURITIES (.9%)
         284,576   Temporary Investment Fund--Temp Fund Portfolio (U.S. Dollar),
                    current rate 4.830%................................................  $   284,576
                                                                                         -----------
                   Total short-term securities (cost: $284,575)........................      284,576
                                                                                         -----------
                   Total investments in securities (cost: $31,941,890) (e).............  $30,552,578
                                                                                         -----------
                                                                                         -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1999 includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE         COST
---------------------------------------  -----------   ---------
Consumer Energy 144A Issue.............    05/05/98    $ 394,545
Pepsi Bottling Group 144A Issue........    02/03/99      298,751
                                                       ---------
                                                       $ 693,296
                                                       ---------
                                                       ---------

(e) At June 30, 1999 the cost of securities for federal income tax purposes was $31,977,185. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $    72,563
Gross unrealized depreciation..........   (1,497,170)
                                         -----------
Net unrealized depreciation............  $(1,424,607)
                                         -----------
                                         -----------

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
COMMON STOCK (96.5%)
  BASIC MATERIALS (6.0%)
    Chemicals (2.6%)
    900   A. Schulman, Inc. ................................................................  $    15,469
  1,200   Airgas, Inc. (b)..................................................................       14,700
  1,000   Albemarle Corporation.............................................................       23,125
    900   Cabot Corporation.................................................................       21,769
    800   Crompton & Knowles................................................................       15,650
    700   Cytec Industries, Inc. (b)........................................................       22,312
    700   Dexter Corporation................................................................       28,569
    800   Ethyl Corporation.................................................................        4,800
  1,000   Ferro Corporation.................................................................       27,500
    300   H.B. Fuller Company...............................................................       20,512
  1,500   IMC Global, Inc. .................................................................       26,437
    800   Lubrizol Corporation..............................................................       21,800
  1,600   Lyondell Petrochemical............................................................       33,000
  1,100   M.A. Hanna Company................................................................       18,081
    500   Minerals Technologies, Inc. ......................................................       27,906
    300   Olin Corporation..................................................................        3,956
  1,300   RPM, Inc. ........................................................................       18,444
  1,400   Solutia, Inc. ....................................................................       29,837
    300   Wellman, Inc. ....................................................................        4,781
  1,000   Witco Corporation.................................................................       20,000
                                                                                              -----------
                                                                                                  398,648
                                                                                              -----------
    Construction (1.4%)
    800   Martin Marietta Materials.........................................................       47,200
    500   Southdown.........................................................................       32,125
    700   USG Corporation...................................................................       39,200
  1,800   Vulcan Materials..................................................................       86,850
                                                                                              -----------
                                                                                                  205,375
                                                                                              -----------
    Iron and Steel (.4%)
    700   AK Steel Holding Corporation......................................................       15,750
    500   Carpenter Technology..............................................................       14,281
    500   Inland Steel Industries, Inc. ....................................................       11,281
    300   Oregon Steel Mills, Inc. .........................................................        3,994
    700   UCAR International (b)............................................................       17,675
                                                                                              -----------
                                                                                                   62,981
                                                                                              -----------
    Paper and Forest (1.6%)
    800   Bowater, Inc. ....................................................................       37,800
    600   Chesapeake Corporation............................................................       22,462
  1,100   Consolidated Paper, Inc. .........................................................       29,425
  1,000   Georgia-Pacific Corporation.......................................................       25,250

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  BASIC MATERIALS--CONTINUED
  1,400   Longview Fibre Company............................................................  $    21,875
    900   P.H. Glatfelter Company...........................................................       13,162
    400   Raynoier, Inc. ...................................................................       19,925
  1,850   Sonoco Products Company...........................................................       55,384
  1,000   Wausau-Mosinee Paper Corporation..................................................       18,000
                                                                                              -----------
                                                                                                  243,283
                                                                                              -----------
  CAPITAL GOODS (7.9%)
    Aerospace/Defense (.9%)
    500   Cordant Technologies, Inc. .......................................................       22,594
  1,000   Gencorp...........................................................................       25,250
  1,000   Gulfstream Aerospace Corporation (b)..............................................       67,562
    300   Precision Castparts Corporation...................................................       12,750
    100   Sequa Corporation (b).............................................................        7,000
                                                                                              -----------
                                                                                                  135,156
                                                                                              -----------
    Electrical Equipment (2.7%)
  3,400   American Power Conversion Corporation (b).........................................       68,425
    800   Diebold...........................................................................       23,000
    900   Hubbell, Inc. ....................................................................       40,837
  2,375   Molex, Inc. ......................................................................       87,875
    800   Sanmina Corporation (b)...........................................................       60,700
  1,100   SCI Systems, Inc. (b).............................................................       52,250
  1,350   Symbol Technologies...............................................................       49,781
  1,525   Vishay Intertechnology, Inc. (b)..................................................       32,025
                                                                                              -----------
                                                                                                  414,893
                                                                                              -----------
    Engineering/Construction (.4%)
    600   Granite Construction, Inc. .......................................................       17,587
    600   Jacobs Engineering Group (b)......................................................       22,800
    300   Newport News Shipbuilding, Inc. ..................................................        8,850
  1,600   Varco International, Inc. (b).....................................................       17,500
                                                                                              -----------
                                                                                                   66,737
                                                                                              -----------
    Machinery (.7%)
  1,900   Agco Corporation..................................................................       21,494
  1,107   Albany International Corporation (b)..............................................       22,971
    700   Kaydon Corporation................................................................       23,537

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  CAPITAL GOODS--CONTINUED
    700   Kennametal, Inc. .................................................................  $    21,700
    200   Tecumseh Products Company.........................................................       12,112
                                                                                              -----------
                                                                                                  101,814
                                                                                              -----------
    Manufacturing (1.3%)
    900   Ametek, Inc. .....................................................................       20,700
    300   Carlisle Companies, Inc. .........................................................       14,437
    800   Donaldson Company, Inc. ..........................................................       19,600
    900   Federal Signal Corporation........................................................       19,069
    600   Flowserve Corporation.............................................................       11,362
    400   Nordson Corporation...............................................................       24,500
    500   Pentair, Inc. ....................................................................       22,875
    300   Stewart & Stevenson Services......................................................        4,575
    400   Teleflex, Inc. ...................................................................       17,375
    500   Trinity Industries................................................................       16,750
    500   York International Corporation....................................................       21,406
                                                                                              -----------
                                                                                                  192,649
                                                                                              -----------
    Metal Fabrication (.1%)
    200   Maxxam, Inc. (b)..................................................................       12,900
    400   Watts Industries, Inc. ...........................................................        7,675
                                                                                              -----------
                                                                                                   20,575
                                                                                              -----------
    Office Equipment (1.4%)
    900   Herman Miller, Inc. ..............................................................       18,900
    700   Hon Industries....................................................................       20,431
  2,000   Lexmark International Group (b)...................................................      132,125
    600   Standard Register.................................................................       18,450
    700   Wallace Computer Services, Inc. ..................................................       17,500
                                                                                              -----------
                                                                                                  207,406
                                                                                              -----------
    Waste Management (.4%)
  2,700   Allied Waste Industries, Inc. (b).................................................       53,325
                                                                                              -----------
  COMMUNICATION SERVICES (3.3%)
    Telecommunication (2.3%)
    800   Comsat Corporation................................................................       26,000
  2,300   Qualcomm, Inc. (b)................................................................      330,050
                                                                                              -----------
                                                                                                  356,050
                                                                                              -----------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  COMMUNICATION SERVICES--CONTINUED
    Telephone (1.0%)
    500   Aliant Communications, Inc. ......................................................  $    23,094
  2,400   Cincinnati Bell, Inc. ............................................................       59,850
    900   Telephone and Data Systems, Inc. .................................................       65,756
                                                                                              -----------
                                                                                                  148,700
                                                                                              -----------
  CONSUMER CYCLICAL (16.7%)
    Auto (2.1%)
    600   Arvin Industries, Inc. ...........................................................       22,725
    400   Bandag, Inc. .....................................................................       13,875
    400   Borg-Warner Automotive, Inc. .....................................................       22,000
  1,100   Federal Mogul Corporation.........................................................       57,200
    500   Harsco Corporation................................................................       16,000
    900   Lear Corporation (b)..............................................................       44,775
  1,600   Mark IV Industries, Inc. .........................................................       33,800
  1,500   Meritor Automotive, Inc. .........................................................       38,250
    600   Modine Manufacturing Company......................................................       19,537
    400   SPX Corporation (b)...............................................................       33,400
    600   Superior Industries International.................................................       16,387
                                                                                              -----------
                                                                                                  317,949
                                                                                              -----------
    Building Materials (.4%)
  1,000   American Standard Companies (b)...................................................       48,000
  1,750   Clayton Homes.....................................................................       20,016
                                                                                              -----------
                                                                                                   68,016
                                                                                              -----------
    Construction (.2%)
    800   Lancaster Colony Corporation......................................................       27,600
                                                                                              -----------
    Houseware (.8%)
  1,300   Furniture Brands International, Inc. (b)..........................................       36,237
  3,000   Leggett & Platt, Inc. ............................................................       83,437
                                                                                              -----------
                                                                                                  119,674
                                                                                              -----------
    Leisure (1.2%)
  1,000   Callaway Golf Company.............................................................       14,625
    700   GTECH Holding Corporation (b).....................................................       16,494
  2,300   Harley-Davidson, Inc. ............................................................      125,062

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  CONSUMER CYCLICAL--CONTINUED
  1,100   International Game Technology.....................................................  $    20,350
                                                                                              -----------
                                                                                                  176,531
                                                                                              -----------
    Lodging--Hotel (.2%)
  1,077   Promus Hotel Corporation (b)......................................................       33,387
                                                                                              -----------
    Publishing (1.9%)
  2,200   A.H. Belo.........................................................................       43,312
    300   Houghton Mifflin Company..........................................................       14,119
    800   Lee Enterprises...................................................................       24,400
    500   Media General, Inc. ..............................................................       25,500
  1,500   Reader's Digest Association.......................................................       59,625
    300   Scholastic Corporation (b)........................................................       15,187
    200   Washington Post...................................................................      107,550
                                                                                              -----------
                                                                                                  289,693
                                                                                              -----------
    Retail (6.1%)
  1,400   Abercrombie & Fitch Company (b)...................................................       67,200
  1,000   Barnes and Noble, Inc. (b)........................................................       27,375
  2,100   Bed Bath & Beyond, Inc. (b).......................................................       80,850
  3,200   Best Buy Company, Inc. (b)........................................................      216,000
  1,000   BJ's Wholesale Club, Inc. (b).....................................................       30,062
    700   Borders Group, Inc. (b)...........................................................       11,069
    700   Claire's Stores, Inc. ............................................................       17,937
  2,400   CompUSA, Inc. (b).................................................................       17,850
    900   Dollar Tree Stores, Inc. (b)......................................................       39,600
  2,500   Family Dollar Stores..............................................................       60,000
    600   Fastenal Company..................................................................       31,462
  1,600   General Nutrition Companies (b)...................................................       37,300
  2,300   Heilig-Meyers Company.............................................................       15,669
    600   Lands' End, Inc. (b)..............................................................       29,100
  1,700   Micro Warehouse, Inc. (b).........................................................       30,387
  1,800   Officemax (b).....................................................................       21,600
    400   Payless Shoesource, Inc. (b)......................................................       21,400
    600   Ross Stores, Inc. ................................................................       30,225
  2,228   Saks, Inc. (b)....................................................................       64,333
    700   Tech Data Corporation (b).........................................................       26,775

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  CONSUMER CYCLICAL--CONTINUED
    500   Tiffany & Company.................................................................  $    48,250
                                                                                              -----------
                                                                                                  924,444
                                                                                              -----------
    Service (2.4%)
    900   Apollo Group, Inc. (b)............................................................       23,906
  1,500   Circus Circus Enterprises, Inc. (b)...............................................       31,687
  2,800   Convergy's Corporation (b)........................................................       53,900
  1,000   Pittston Company..................................................................       26,750
  2,000   Quintiles Transnational (b).......................................................       84,000
    300   Rollins...........................................................................        4,781
  1,500   Snyder Communications, Inc. (b)...................................................       49,125
    800   Sotheby's Holdings................................................................       30,500
  1,300   Stewart Enterprises, Inc. ........................................................       18,931
  1,300   Viad..............................................................................       40,219
                                                                                              -----------
                                                                                                  363,799
                                                                                              -----------
    Textiles (1.4%)
  1,700   Burlington Industries (b).........................................................       15,406
  1,850   Jones Apparel Group, Inc. (b).....................................................       63,478
    700   Mohawk Industries, Inc. (b).......................................................       21,262
  2,200   Shaw Industries (b)...............................................................       36,300
  1,200   Unifi, Inc. (b)...................................................................       25,500
    800   Warnaco Group.....................................................................       21,400
    800   Westpoint Stevens, Inc. ..........................................................       23,850
                                                                                              -----------
                                                                                                  207,196
                                                                                              -----------
  CONSUMER STAPLES (10.7%)
    Beverage (.2%)
  1,300   Whitman Corporation...............................................................       23,400
                                                                                              -----------
    Broadcasting (1.5%)
    800   A.C. Nielsen Corporation (b)......................................................       24,200
    418   Chris-Craft Industries, Inc. (b)..................................................       19,698
    700   Hispanic Broadcasting Corporation (b).............................................       53,112
    600   TCA Cable TV, Inc. ...............................................................       33,300
  1,400   Univision Communications, Inc. (b)................................................       92,400
                                                                                              -----------
                                                                                                  222,710
                                                                                              -----------

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  CONSUMER STAPLES--CONTINUED
    Food (1.8%)
    500   Dean Foods Company................................................................  $    20,781
    600   Dole Food Company.................................................................       17,625
  1,100   Dreyer's Grand Ice Cream, Inc. ...................................................       16,637
  1,100   Flowers Industries................................................................       23,856
  1,000   Hormel Foods Corporation..........................................................       40,250
  1,400   IBP, Inc. ........................................................................       33,250
    900   Interstate Bakeries...............................................................       20,194
    900   J.M. Smucker (b)(c)...............................................................       20,025
  1,200   Lance, Inc. ......................................................................       18,750
  1,000   McCormick & Company...............................................................       31,562
  1,200   Universal Foods...................................................................       25,350
    700   Vlasic Foods International (b)....................................................        5,119
                                                                                              -----------
                                                                                                  273,399
                                                                                              -----------
    Food & Health (.5%)
    800   International Multifoods Corporation..............................................       18,050
    400   Suiza Foods Corporation (b).......................................................       16,750
    900   U.S. Foodservice (b)..............................................................       38,362
                                                                                              -----------
                                                                                                   73,162
                                                                                              -----------
    Household Products (1.1%)
    800   Blyth Industries, Inc. (b)........................................................       27,500
    300   Church & Dwight Company, Inc. ....................................................       13,050
  1,900   Dial..............................................................................       70,656
  1,000   Enesco Group......................................................................       23,125
    800   Premark International, Inc. ......................................................       30,000
                                                                                              -----------
                                                                                                  164,331
                                                                                              -----------
    Personal Care (.2%)
  1,200   Carter Wallace, Inc. .............................................................       21,825
  1,600   Perrigo Company (b)...............................................................       12,200
                                                                                              -----------
                                                                                                   34,025
                                                                                              -----------
    Restaurants (1.8%)
  1,400   Bob Evans Farms...................................................................       27,825
  1,100   Brinker International, Inc. (b)...................................................       29,906
  1,800   Buffets, Inc. (b).................................................................       20,700
    600   Cracker Barrel Old Country Store..................................................       10,387
  1,500   Lone Star Steakhouse & Saloon, Inc. (b)...........................................       14,578

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  CONSUMER STAPLES--CONTINUED
    950   Outback Steakhouse, Inc. (b)......................................................  $    37,347
    400   Papa John's International, Inc. (b)...............................................       17,875
    500   Sbarro, Inc. (b)..................................................................       13,531
  2,800   Starbucks Corporation (b).........................................................      105,175
                                                                                              -----------
                                                                                                  277,324
                                                                                              -----------
    Retail (.9%)
    600   Hannaford Brothers Mortgage Company...............................................       32,100
  1,300   Ruddick...........................................................................       26,000
  3,600   Tyson Foods, Inc. ................................................................       81,000
                                                                                              -----------
                                                                                                  139,100
                                                                                              -----------
    Service (2.3%)
  1,600   Cintas............................................................................      107,500
  2,200   Concord EFS, Inc. (b).............................................................       93,087
    500   Kelly Services....................................................................       16,062
  1,000   Manpower..........................................................................       22,625
  1,100   Modis Professional Services, Inc. (b).............................................       15,125
    900   Ogden Corporation.................................................................       24,244
  4,600   Olston Corporation................................................................       29,037
  1,100   Robert Half International (b).....................................................       28,600
    700   Sylvan Learning Systems, Inc. (b).................................................       19,031
                                                                                              -----------
                                                                                                  355,311
                                                                                              -----------
    Tobacco (.4%)
  1,600   R.J. Reynolds Tobacco Holdings, Inc. (b)..........................................       50,400
    300   Universal Corporation.............................................................        8,531
                                                                                              -----------
                                                                                                   58,931
                                                                                              -----------
  ENERGY (4.2%)
    Oil (.2%)
  1,774   Pennzoil-Quaker State Company.....................................................       26,614
                                                                                              -----------
    Oil & Gas (4.0%)
  1,100   BJ Services (b)...................................................................       32,381
  1,800   Ensco International...............................................................       35,887
  3,300   Global Marine (b).................................................................       50,944
  2,350   K.N. Energy.......................................................................       31,431
    900   Murphy Oil........................................................................       43,931
  1,500   Nabors Industries (b).............................................................       36,656
    800   Noble Affiliates, Inc. ...........................................................       22,550

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  ENERGY--CONTINUED
  1,700   Noble Drilling Corporation (b)....................................................  $    33,469
  2,300   Ocean Energy, Inc. (b)............................................................       22,137
  1,400   Pioneer Natural Resources.........................................................       15,400
    800   Ranger Oil, Ltd. (b)(c)...........................................................        3,950
  2,400   Santa Fe Snyder Corporation (b)...................................................       18,300
    900   Smith International, Inc. (b).....................................................       39,094
    600   Tidewater.........................................................................       18,300
  2,000   Tosco Corporation.................................................................       51,875
  1,900   Transocean Offshore, Inc. ........................................................       49,875
  1,100   Ultramar Diamond Shamrock Corporation.............................................       23,994
  1,500   Valero Energy Corporation.........................................................       32,156
  1,385   Weatherford International, Inc. (b)...............................................       50,726
                                                                                              -----------
                                                                                                  613,056
                                                                                              -----------
  FINANCIAL (11.8%)
    Banks (5.3%)
  1,175   Associated Banc-Corporation.......................................................       48,762
    700   CCB Financial Corporation.........................................................       37,012
    600   City National Corporation.........................................................       22,462
  2,750   First Security Corporation........................................................       74,938
  2,200   First Tennessee National Corporation..............................................       84,288
    800   First Virginia Banks, Inc. .......................................................       39,300
  2,300   Hibernia Corporation..............................................................       36,081
  1,100   Keystone Financial, Inc. .........................................................       32,519
  1,600   Marshall & Ilsley Corporation.....................................................      103,000
  1,100   Mercantile Bankshares Corporation.................................................       38,913
  1,496   Old Kent Financial Corporation....................................................       62,645
    900   Pacific Century Financial Corporation.............................................       19,406
    600   Provident Financial Group.........................................................       26,250
  1,300   TCF Financial Corporation.........................................................       36,238
    600   Westamerica Bancorporation........................................................       21,900
    500   Wilmington Trust Corporation......................................................       28,688
  1,400   Zions Bancorporation..............................................................       88,900
                                                                                              -----------
                                                                                                  801,302
                                                                                              -----------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  FINANCIAL--CONTINUED
    Commercial Finance (.6%)
    900   Finova Finance Trust..............................................................  $    47,363
  2,350   North Fork Bancorporation.........................................................       50,084
                                                                                              -----------
                                                                                                   97,447
                                                                                              -----------
    Finance--Diversified (.7%)
  1,100   Ambac Financial Group.............................................................       62,838
  1,000   MCN Financing.....................................................................       20,750
    400   PMI Group.........................................................................       25,125
                                                                                              -----------
                                                                                                  108,713
                                                                                              -----------
    Insurance (1.8%)
    900   Allmerica Financial Corporation...................................................       54,731
    700   American Financial Group..........................................................       23,844
    600   Everest Reinsurance Holdings......................................................       19,575
    500   Horace Mann Educators Corporation.................................................       13,594
    500   HSB Group.........................................................................       20,594
  2,450   Old Republic Corporation..........................................................       42,416
  1,100   Protective Life Corporation.......................................................       36,300
  1,300   Reliastar Financial...............................................................       56,875
                                                                                              -----------
                                                                                                  267,929
                                                                                              -----------
    Investment Bankers/Brokers (1.9%)
  1,600   A.G. Edwards......................................................................       51,600
  3,900   E*Trade Group, Inc. (b)...........................................................      155,756
    400   Investment Technology Group, Inc. ................................................       12,950
  1,700   T. Rowe Price Associates..........................................................       65,238
                                                                                              -----------
                                                                                                  285,544
                                                                                              -----------
    Savings and Loans (1.5%)
    700   Astoria Financial Corporation.....................................................       30,756
  2,286   Charter One Financial, Inc. ......................................................       63,579
  1,800   Dime Bancorp......................................................................       36,225
  1,600   Greenpoint Financial Corporation..................................................       52,500
  3,200   Sovereign Bancorp, Inc. ..........................................................       38,800
                                                                                              -----------
                                                                                                  221,860
                                                                                              -----------
  HEALTH CARE (8.4%)
    Biotechnology (1.9%)
  2,400   Biogen, Inc. (b)..................................................................      154,350
  1,000   Centocor, Inc. (b)................................................................       46,625
  1,400   Genzyme Corporation (b)...........................................................       67,900

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  HEALTH CARE--CONTINUED
    400   Gilead Sciences, Inc. (b).........................................................  $    20,900
                                                                                              -----------
                                                                                                  289,775
                                                                                              -----------
    Drugs (2.2%)
  1,900   Bergen Brunswig Corporation.......................................................       32,775
  2,800   Chiron Corporation (b)............................................................       58,100
  1,100   Forest Laboratories (b)...........................................................       50,875
  1,000   ICN Pharmaceuticals, Inc. ........................................................       32,188
    900   MedImmune, Inc. (b)...............................................................       60,975
  2,300   Mylan Laboratories................................................................       60,950
    400   Sepracor, Inc. (b)................................................................       32,500
                                                                                              -----------
                                                                                                  328,363
                                                                                              -----------
    Health Care--Diversified (.3%)
  1,600   Ivax Corporation (b)..............................................................       22,600
  1,800   Quorum Health Group (b)...........................................................       22,613
                                                                                              -----------
                                                                                                   45,213
                                                                                              -----------
    Hospital Management (.5%)
  3,550   Health Management Association, Inc. (b)...........................................       39,938
    600   Pacificare Health Systems, Inc. (b)...............................................       43,163
                                                                                              -----------
                                                                                                   83,101
                                                                                              -----------
    Managed Care (.8%)
  1,800   Beverly Enterprises (b)...........................................................       14,513
  1,300   Concentra Managed Care, Inc. (b)..................................................       19,256
  1,200   First Healthcare Group Corporation (b)............................................       25,875
  1,800   Foundation Health Systems (b).....................................................       27,000
  1,400   Oxford Health Plan, Inc. (b)......................................................       21,788
    400   Trigon Healthcare Corporation (b).................................................       14,550
                                                                                              -----------
                                                                                                  122,982
                                                                                              -----------
    Medical Products/Supplies (2.3%)
  1,300   Acuson Corporation (b)............................................................       22,344
    900   Dentsply International............................................................       25,200
    250   Genzyme Surgical Products (b).....................................................        1,102
  1,200   Hillenbrand Industries, Inc. .....................................................       51,900
    700   Lincare Holdings, Inc. (b)........................................................       17,500

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  HEALTH CARE--CONTINUED
  1,700   PSS World Medical, Inc. (b).......................................................  $    19,019
  1,500   Stryker Corporation...............................................................       90,188
  1,300   Sybron International Corporation (b)..............................................       35,831
    900   Total Renal Care Holdings, Inc. (b)...............................................       14,006
    900   VISX, Inc. (b)....................................................................       71,269
                                                                                              -----------
                                                                                                  348,359
                                                                                              -----------
    Special Services (.4%)
    900   Apria Healthcare Group, Inc. (b)..................................................       15,300
    800   Covance, Inc. (b).................................................................       19,150
  1,000   Omnicare, Inc. ...................................................................       12,625
    800   Steris Corporation (b)(c).........................................................       15,500
                                                                                              -----------
                                                                                                   62,575
                                                                                              -----------
  TECHNOLOGY (17.7%)
  2,300   ADC Telecommunications, Inc. (b)..................................................      104,794
    600   Affiliated Computer Services, Inc. (b)............................................       30,375
  2,900   Altera Corporation (b)............................................................      106,756
  2,400   Analog Devices, Inc. (b)..........................................................      120,450
  1,200   Arrow Electronic, Inc. (b)........................................................       22,800
  1,700   Atmel Corporation (b).............................................................       44,519
    500   Avnet, Inc. ......................................................................       23,250
    500   Beckman Coulter, Inc. ............................................................       24,313
  4,500   Cadence Design Systems, Inc. (b)..................................................       57,375
  1,800   Cambridge Tech Partners, Inc. (b).................................................       31,613
  3,500   Cirrus Logic, Inc. (b)............................................................       31,063
  1,300   Citrix Systems, Inc. (b)..........................................................       73,450
  2,000   Comdisco, Inc. ...................................................................       51,250
  1,100   Comverse Technology (b)...........................................................       83,050
  1,600   Cypress Semiconductor Corporation (b).............................................       26,400
  1,000   Electronic Arts, Inc. (b).........................................................       54,250
  1,725   Fiserv (b)........................................................................       54,014
    600   Imation (b).......................................................................       14,888
  2,000   Information Resources, Inc. (b)...................................................       17,500
  1,800   Informix Corporation (b)..........................................................       15,356
  2,300   Integrated Device Technology (b)..................................................       25,013
    900   Intuit, Inc. (b)..................................................................       81,113

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  TECHNOLOGY--CONTINUED
  1,100   Jabil Circuit, Inc. (b)...........................................................  $    49,638
  1,000   Keane, Inc. (b)...................................................................       22,625
    600   Legato Systems, Inc. (b)..........................................................       34,650
  2,300   Linear Technology Corporation.....................................................      154,675
    600   Litton Industries, Inc. (b).......................................................       43,050
  2,100   Maxim Integrated Products (b).....................................................      139,650
  1,000   Mentor Graphics (b)...............................................................       12,813
    800   Microchip Technology, Inc. (b)....................................................       37,900
  1,400   NCR Corporation (b)...............................................................       68,338
  1,700   Network Associates (b)............................................................       24,969
    800   Nova Corporation (b)..............................................................       20,000
    400   Policy Management Systems (b).....................................................       12,000
  2,500   Quantum Corporation (b)...........................................................       60,313
  1,600   Rational Software Corporation (b).................................................       52,700
    800   Reynolds & Reynolds...............................................................       18,650
  1,200   Sensormatic Eletronics Corporation (b)............................................       16,725
  1,500   Sequent Computer Systems, Inc. (b)................................................       26,625
  1,300   Siebel Systems, Inc. (b)..........................................................       86,288
  1,300   Sterling Commerce, Inc. (b).......................................................       47,450
  1,300   Sterling Software, Inc. (b).......................................................       34,694
  1,200   Storage Technology (b)............................................................       27,300
  1,100   Structural Dynamics Research (b)..................................................       20,419
  1,700   Sungard Data Systems (b)..........................................................       58,650
    700   Symantec (b)......................................................................       17,850
  1,000   Synopsys, Inc. (b)................................................................       55,188
  1,300   Teradyne, Inc. (b)................................................................       93,275
  1,300   VERITAS Software Corporation (b)..................................................      123,419
  1,200   Vitesse Semiconductor Corporation (b).............................................       80,925
  2,500   Xilinx, Inc. (b)..................................................................      143,125
                                                                                              -----------
                                                                                                2,677,496
                                                                                              -----------
  TRANSPORTATION (1.1%)
    Air Freight (.1%)
    600   Airborne Freight Corporation......................................................       16,613
                                                                                              -----------

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  TRANSPORTATION--CONTINUED
    Airlines (.3%)
    500   Alaska Airgroup, Inc. (b).........................................................  $    20,875
  1,350   COMAIR Holdings, Inc. ............................................................       28,097
                                                                                              -----------
                                                                                                   48,972
                                                                                              -----------
    Railroads (.3%)
    600   GATX Corporation..................................................................       22,838
  1,200   Wisconsin Central Transport (b)...................................................       22,650
                                                                                              -----------
                                                                                                   45,488
                                                                                              -----------
    Shipping (.1%)
    500   Alexander & Baldwin, Inc. ........................................................       11,125
    900   Overseas Shipholding Group........................................................       11,588
                                                                                              -----------
                                                                                                   22,713
                                                                                              -----------
    Trucking (.3%)
  1,300   Arnold Industries, Inc. ..........................................................       20,069
    500   CNF Transportation................................................................       19,188
    400   JB Hunt Transport Services........................................................        6,500
                                                                                              -----------
                                                                                                   45,757
                                                                                              -----------
  UTILITIES (8.7%)
    Electric Companies (6.6%)
  1,700   Allegheny Energy, Inc. ...........................................................       54,506
  1,200   Black Hills Corporation...........................................................       27,750
    900   Central Louisiana Electric........................................................       27,338
    500   CMP Group, Inc. ..................................................................       13,094
  1,300   Conectiv, Inc. ...................................................................       31,769
  2,300   DPL, Inc. ........................................................................       42,263
    500   Hawaiian Electric Industries......................................................       17,750
    900   IDA Corporation, Inc. ............................................................       28,350
  1,200   Illinova Corporation..............................................................       32,700
  1,000   Ipalco Enterprises, Inc. .........................................................       21,188
    700   Kansas City Power & Light.........................................................       17,850
  1,900   LG&E Energy Corporation...........................................................       39,900
    800   Minnesota Power, Inc. ............................................................       15,900
    800   Montana Power Company.............................................................       56,400
    800   Nevada Power Company..............................................................       20,000
    800   New England Electric System.......................................................       40,100
  1,800   New York State Electric & Gas.....................................................       46,800
  1,800   Nipsco Industries, Inc. ..........................................................       46,463
  1,900   Northeast Utilities (b)...........................................................       33,606
  1,200   OGE Energy Corporation............................................................       28,500

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  UTILITIES--CONTINUED
  1,100   Pinnacle West Capital Corporation.................................................  $    44,275
  1,700   Potomac Electric Power Company....................................................       50,044
  1,100   Public Service Company of New Mexico..............................................       21,863
  1,200   Puget Sound Energy, Inc. .........................................................       28,800
  1,800   Scana Corporation.................................................................       42,075
  1,900   Teco Energy.......................................................................       43,225
  1,850   Utilicorp United, Inc. ...........................................................       44,978
  2,000   Wisconsin Energy..................................................................       50,125
  1,000   WPL Holdings......................................................................       28,375
                                                                                              -----------
                                                                                                  995,987
                                                                                              -----------
    Natural Gas (1.5%)
  1,200   AGL Resources, Inc. ..............................................................       22,125
  1,700   El Paso Energy Corporation........................................................       59,819
  2,500   Keyspan Energy Corporation........................................................       65,938

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
-------                                                                                       -----------
  UTILITIES--CONTINUED
    600   National Fuel Gas Company.........................................................  $    29,100
  1,100   Questar Corporation...............................................................       21,038
    900   Washington Gas Light..............................................................       23,400
                                                                                              -----------
                                                                                                  221,420
                                                                                              -----------
    Power Products--Industrial (.3%)
    501   Indiana Energy, Inc. .............................................................       10,678
    900   Midamerican Energy Holdings Company...............................................       31,163
                                                                                              -----------
                                                                                                   41,841
                                                                                              -----------
    Water Utilities (.3%)
  1,300   American Water Works, Inc. .......................................................       39,975
                                                                                              -----------
Total common stock
 (cost: $13,283,034)........................................................................   14,616,669
                                                                                              -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (3.8%)
 $ 577,586    Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%..........       577,586
                                                                                              -----------
              Total short-term securities (cost: $577,586).................................       577,586
                                                                                              -----------
              Total investments in securities (cost: $13,860,620) (d)......................   $15,194,255
                                                                                              -----------
                                                                                              -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held .3% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $14,004,039. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  2,413,368
Gross unrealized depreciation..........    (1,223,152)
                                         ------------
Net unrealized appreciation............  $  1,190,216
                                         ------------
                                         ------------

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
COMMON STOCK (98.3%)
  BASIC MATERIALS (6.8%)
    Chemicals (3.3%)
   7,100   Monsanto Company..........................................................  $   280,006
   6,900   Rohm and Haas Company.....................................................      295,837
                                                                                       -----------
                                                                                           575,843
                                                                                       -----------
    Iron and Steel (1.0%)
   7,300   Allegheny Teledyne, Inc...................................................      165,162
                                                                                       -----------
    Mining (1.2%)
  13,700   USEC, Inc.................................................................      203,787
                                                                                       -----------
    Paper and Forest (1.3%)
   2,300   Kimberly Clark Corporation................................................      131,100
   4,497   Smurfit-Stone Container Corporation (b)...................................       92,470
                                                                                       -----------
                                                                                           223,570
                                                                                       -----------
  CAPITAL GOODS (11.1%)
    Aerospace/Defense (.3%)
   2,300   Coltec Industries, Inc. (b)...............................................       49,881
                                                                                       -----------
    Electrical Equipment (1.0%)
   3,300   Cooper Industries, Inc....................................................      171,600
                                                                                       -----------
    Manufacturing (3.8%)
   6,866   Tyco International Ltd....................................................      650,553
                                                                                       -----------
    Waste Management (6.0%)
   8,100   Allied Waste Industries, Inc. (b).........................................      159,975
  14,400   Republic Services, Inc. (b)...............................................      356,400
   9,755   Waste Management, Inc.....................................................      524,331
                                                                                       -----------
                                                                                         1,040,706
                                                                                       -----------
  COMMUNICATION SERVICES (8.3%)
    Telecommunication (3.4%)
     800   Level 3 Communications, Inc. (b)..........................................       48,050
   6,385   MCI Worldcom, Inc. (b)....................................................      549,509
                                                                                       -----------
                                                                                           597,559
                                                                                       -----------
    Telephone (4.9%)
   1,500   Bell Atlantic Corporation.................................................       98,062
   2,400   GTE Corporation...........................................................      181,800

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  COMMUNICATION SERVICES--CONTINUED
   9,700   SBC Communications, Inc...................................................  $   562,600
                                                                                       -----------
                                                                                           842,462
                                                                                       -----------
  CONSUMER CYCLICAL (9.9%)
    Auto (.6%)
   2,200   Lear Corporation (b)......................................................      109,450
                                                                                       -----------
    Leisure (2.0%)
   4,200   International Game Technology.............................................       77,700
   9,900   Mattel, Inc...............................................................      261,731
                                                                                       -----------
                                                                                           339,431
                                                                                       -----------
    Lodging--Hotel (.4%)
   2,367   Starwood Lodging Trust....................................................       72,341
                                                                                       -----------
    Retail (4.0%)
   1,500   Abercrombie & Fitch Company (b)...........................................       72,000
   1,000   Autozone, Inc. (b)........................................................       30,125
   1,500   Dayton Hudson Corporation.................................................       97,500
   2,900   Federated Department Stores (b)...........................................      153,519
   4,500   TJX Companies, Inc........................................................      149,906
   4,000   Wal-Mart Stores...........................................................      193,000
                                                                                       -----------
                                                                                           696,050
                                                                                       -----------
    Service (2.1%)
   8,100   Cendant Corporation (b)...................................................      166,050
   4,000   Mirage Resorts, Inc. (b)..................................................       67,000
   7,000   Service Corporation International.........................................      134,750
                                                                                       -----------
                                                                                           367,800
                                                                                       -----------
    Textiles (.8%)
  10,400   Fruit of the Loom (b).....................................................      101,400
   1,200   Jones Apparel Group, Inc. (b).............................................       41,175
                                                                                       -----------
                                                                                           142,575
                                                                                       -----------

              See accompanying notes to investments in securities.

                                                       MACRO-CAP VALUE PORTFOLIO
                                           Investments in Securities - continued

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  CONSUMER STAPLES (10.9%)
    Beverage (3.3%)
  10,300   PepsiCo, Inc..............................................................  $   398,481
   3,500   Seagram Company, Ltd. (c).................................................      176,312
                                                                                       -----------
                                                                                           574,793
                                                                                       -----------
    Entertainment (.4%)
   1,700   News Corporation Ltd. ADR (c).............................................       60,031
                                                                                       -----------
    Food (.3%)
   1,900   Pepsi Bottling Group, Inc. ...............................................       43,819
                                                                                       -----------
    Household Products (3.2%)
   3,500   Gillette Company..........................................................      143,500
   4,700   Procter & Gamble Company..................................................      419,475
                                                                                       -----------
                                                                                           562,975
                                                                                       -----------
    Retail (1.1%)
   7,000   Kroger Company............................................................      195,562
                                                                                       -----------
    Tobacco (2.6%)
  11,100   Philip Morris Companies, Inc..............................................      446,081
                                                                                       -----------
  ENERGY (4.9%)
    Oil (2.5%)
  19,000   Input/Output, Inc. (b)....................................................      143,687
   3,000   Mobil Corporation.........................................................      297,000
                                                                                       -----------
                                                                                           440,687
                                                                                       -----------
    Oil & Gas (2.4%)
   5,400   Shell Transport & Trading Company ADR (c).................................      250,425
   6,700   Tosco Corporation.........................................................      173,781
                                                                                       -----------
                                                                                           424,206
                                                                                       -----------
  FINANCIAL (17.0%)
    Banks (7.6%)
   8,707   BankAmerica Corporation...................................................      638,332
   6,200   First Union Corporation...................................................      291,400
   5,500   KeyCorp...................................................................      176,688
   6,100   U.S. Bancorp..............................................................      207,400
                                                                                       -----------
                                                                                         1,313,820
                                                                                       -----------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  FINANCIAL--CONTINUED
    Consumer Finance (1.5%)
   3,000   CIT Group, Inc............................................................  $    86,625
  13,900   Newcourt Credit Group, Inc. (c)...........................................      179,831
                                                                                       -----------
                                                                                           266,456
                                                                                       -----------
    Finance--Diversified (.6%)
   1,600   Federal National Mortgage Association.....................................      109,400
                                                                                       -----------
    Insurance (5.5%)
   4,650   Aon Corporation...........................................................      191,813
   3,100   Marsh & McLennen..........................................................      234,050
   4,300   Provident Companies, Inc..................................................      172,000
   4,300   UnumProvident Corporation (b).............................................      235,425
   2,000   Xl Capital Ltd. ..........................................................      113,000
                                                                                       -----------
                                                                                           946,288
                                                                                       -----------
    Savings and Loans (1.8%)
   3,100   Dime Bancorp..............................................................       62,388
   6,900   Washington Mutual, Inc....................................................      244,088
                                                                                       -----------
                                                                                           306,476
                                                                                       -----------
  HEALTH CARE (8.4%)
    Biotechnology (.8%)
   2,900   Genzyme Corporation.......................................................      140,650
                                                                                       -----------
    Drugs (4.7%)
   4,000   American Home Products Corporation........................................      230,000
   2,800   Bristol-Myers Squibb Company..............................................      197,225
   1,900   Eli Lilly & Company.......................................................      136,088
   5,600   Forest Laboratories (b)...................................................      259,000
                                                                                       -----------
                                                                                           822,313
                                                                                       -----------
    Health Care--Diversified (2.6%)
  18,000   HEALTHSOUTH Corporation (b)...............................................      268,875
   2,700   Warner-Lambert Company....................................................      187,313
                                                                                       -----------
                                                                                           456,188
                                                                                       -----------

              See accompanying notes to investments in securities.

MACRO-CAP VALUE PORTFOLIO
Investments in Securities - continued

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  HEALTH CARE--CONTINUED
    Medical Products/Supplies (.3%)
   1,100   ALZA Corporation (b)......................................................  $    55,963
     519   Genzyme Surgical Products (b).............................................        2,287
                                                                                       -----------
                                                                                            58,250
                                                                                       -----------
  TECHNOLOGY (17.4%)
   1,500   Applied Materials, Inc. (b)...............................................      110,813
   7,800   Cisco Systems, Inc. (b)...................................................      502,613
   3,100   Dell Computer Corporation (b).............................................      114,700
   4,300   EMC Corporation (b).......................................................      236,500
   2,600   Intel.....................................................................      154,700
   3,800   International Business Machines...........................................      491,150
   1,320   Lucent Technologies, Inc. ................................................       89,018
   5,900   Microsoft Corporation (b).................................................      532,106
     800   Motorola, Inc.............................................................       75,800
   2,150   Oracle Corporation (b)....................................................       79,819
   2,300   Quantum Corporation (b)...................................................       55,488
   4,400   Sun Microsystems, Inc. (b)................................................      303,050

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
--------                                                                               -----------
  TECHNOLOGY--CONTINUED
   1,900   Texas Instruments, Inc. ..................................................  $   275,500
                                                                                       -----------
                                                                                         3,021,257
                                                                                       -----------
  TRANSPORTATION (2.0%)
    Railroads (1.6%)
   4,800   Union Pacific Corporation.................................................      279,900
                                                                                       -----------
    Trucking (.4%)
   1,900   CNF Transportation........................................................       72,913
                                                                                       -----------
  UTILITIES (1.6%)
    Electric Companies (.7%)
   2,000   Dominion Resources, Inc. .................................................       86,625
     900   PP&L Resources, Inc.......................................................       27,675
     100   Wisconsin Energy..........................................................        2,506
                                                                                       -----------
                                                                                           116,806
                                                                                       -----------
    Natural Gas (.9%)
   2,500   Columbia Gas System, Inc..................................................      156,719
                                                                                       -----------
Total common stock
 (cost: $15,495,393).................................................................   17,064,360
                                                                                       -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.0%)
 $ 176,000    U.S. Treasury Bill...............................   4.170%    08/05/99       175,270
                                                                                       -----------
              Total short-term securities (cost: $175,261)..........................       175,270
                                                                                       -----------
              Total investments in securities (cost: $15,670,654) (d)...............   $17,239,630
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.9% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $16,018,538. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  2,056,123
Gross unrealized depreciation..........      (835,031)
                                         ------------
Net unrealized appreciation............  $  1,221,092
                                         ------------
                                         ------------

                                                      MICRO-CAP GROWTH PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
COMMON STOCK (88.7%)
  CAPITAL GOODS (.8%)
    Waste Management (.8%)
   5,000   US Liquids, Inc. (b)................................................................  $   104,375
                                                                                                 -----------
  COMMUNICATION SERVICES (10.6%)
    Telecommunication (9.4%)
   7,300   Destia Communications, Inc. (b).....................................................       90,337
   7,200   ITC Deltacom, Inc. (b)..............................................................      201,600
   8,600   Metromedia Fiber Network (b)........................................................      309,062
   5,800   Periphonics Corporation (b).........................................................       94,975
   5,400   Polycom, Inc. (b)...................................................................      210,600
   1,000   Transaction Network Services, Inc. (b)..............................................       29,250
   6,200   Viatel, Inc. (b)....................................................................      347,975
                                                                                                 -----------
                                                                                                   1,283,799
                                                                                                 -----------
    Telephone (1.2%)
   2,200   Nextlink Communications, Inc. (b)...................................................      163,625
                                                                                                 -----------
  CONSUMER CYCLICAL (17.6%)
    Auto (.3%)
   2,300   Lithia Motors, Inc. (b).............................................................       47,150
                                                                                                 -----------
    Building Materials (.2%)
   1,927   Modtech Holdings, Inc. (b)..........................................................       21,920
                                                                                                 -----------
    Leisure (2.2%)
   4,600   SCP Pool Corporation (b)............................................................      119,025
   4,600   Tweeter Home Entertainment (b)......................................................      180,550
                                                                                                 -----------
                                                                                                     299,575
                                                                                                 -----------
    Retail (5.5%)
   4,000   Fatbrain.com, Inc. (b)..............................................................       67,000
   6,200   Gerald Stevens, Inc. (b)............................................................       74,538
   6,900   J Jill Group, Inc. (b)..............................................................      100,912
   3,800   Kenneth Cole Productions (b)........................................................      105,925
   8,700   Quiksilver, Inc. (b)................................................................      226,744
   6,300   Stamps.com, Inc. (b)................................................................      110,250
   3,600   Ultimate Electronic, Inc. (b).......................................................       65,475
                                                                                                 -----------
                                                                                                     750,844
                                                                                                 -----------

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
  CONSUMER CYCLICAL--CONTINUED
    Service (9.4%)
     900   Abacus Direct Corporation (b).......................................................  $    82,350
   4,700   ChiRex, Inc. (b)....................................................................      150,987
   6,900   Coinstar, Inc. (b)..................................................................      197,944
   3,000   Corinthian Colleges, Inc. (b).......................................................       56,625
   2,300   Corporate Executive Board Company (b)...............................................       81,794
   3,700   Direct Focus, Inc. (b)..............................................................       77,237
   4,900   Getty Images, Inc. (b)..............................................................       92,487
   5,500   Intelligent Life Corporation (b)....................................................       36,094
   4,500   Lason, Inc. (b).....................................................................      223,312
   4,000   Mediconsult.com, Inc. (b)...........................................................       41,750
   2,600   Newgen Results Corporation (b)......................................................       31,200
   7,500   Nextera Enterprises, Inc. (b).......................................................       48,281
   4,500   Pegasus Systems, Inc. (b)...........................................................      168,469
                                                                                                 -----------
                                                                                                   1,288,530
                                                                                                 -----------
  CONSUMER STAPLES (4.3%)
    Broadcasting (1.9%)
   8,000   Cumulus Media, Inc. (b).............................................................      175,000
   5,600   Argosy Education Group, Inc. (b)....................................................       44,800
   1,200   Career Education Corporation (b)....................................................       40,575
                                                                                                 -----------
                                                                                                      85,375
                                                                                                 -----------
    Restaurants (.9%)
   1,400   P.F. Chang's China Bistro, Inc. (b).................................................       30,275
   2,200   Papa John's International, Inc. (b).................................................       98,312
                                                                                                 -----------
                                                                                                     128,587
                                                                                                 -----------
    Service (1.5%)
   3,900   Careerbuilder, Inc. (b).............................................................       51,187
   7,300   National Equipment Services (b).....................................................       87,600
   4,100   Provant, Inc. (b)...................................................................       63,806
                                                                                                 -----------
                                                                                                     202,593
                                                                                                 -----------

              See accompanying notes to investments in securities.

MICRO-CAP GROWTH PORTFOLIO
Investments in Securities - continued

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
  ENERGY (3.5%)
    Oil & Gas (3.5%)
   3,750   Cross Timbers Oil Company...........................................................  $    55,781
   2,800   Evergreen Resources, Inc. (b).......................................................       70,525
  11,800   Patterson Energy, Inc. (b)..........................................................      116,525
   8,900   UTI Energy Corporation (b)..........................................................      147,406
   4,500   Veritas DGC, Inc. (b)...............................................................       82,406
                                                                                                 -----------
                                                                                                     472,643
                                                                                                 -----------
  FINANCIAL (2.0%)
    Savings and Loans (2.0%)
   7,000   Telebanc Financial Corporation (b)..................................................      271,250
                                                                                                 -----------
  HEALTH CARE (7.4%)
    Biotechnology (2.3%)
   4,900   Abgenix, Inc. (b)...................................................................       97,388
   2,300   Albany Molecular Research, Inc. (b).................................................       68,425
   4,100   Celgene Corporation (b).............................................................       72,006
   6,900   Lifecell Corporation (b)............................................................       28,463
   1,900   Pharmacyclics, Inc. (b).............................................................       53,200
                                                                                                 -----------
                                                                                                     319,482
                                                                                                 -----------
    Drugs (2.7%)
   5,600   Algos Pharmaceuticals (b)...........................................................      123,550
   2,800   Alkermes, Inc. (b)..................................................................       64,750
   3,800   Anesta Corporation (b)..............................................................       77,663
   3,700   Shire Pharmaceuticals ADR (b)(c)....................................................       96,200
                                                                                                 -----------
                                                                                                     362,163
                                                                                                 -----------
    Medical Products/Supplies (1.0%)
   2,700   Hanger Orthopedic Group (b).........................................................       38,306
   6,000   SonoSite, Inc. (b)..................................................................      102,000
                                                                                                 -----------
                                                                                                     140,306
                                                                                                 -----------
    Special Services (1.4%)
   1,700   Accredo Health, Inc. (b)............................................................       55,675
   5,400   Invitrogen Corporation (b)..........................................................      133,313
                                                                                                 -----------
                                                                                                     188,988
                                                                                                 -----------

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
  TECHNOLOGY (42.2%)
   4,300   Alloy Online, Inc. (b)..............................................................  $    49,181
   1,900   American Xtal Technology, Inc. (b)..................................................       45,244
   3,800   Ancor Communications (b)............................................................      123,025
   3,300   Applied Micro Circuits Corporation (b)..............................................      271,425
   3,200   Avid Technology, Inc. (b)...........................................................       51,600
   9,500   Bindview Development Corporation (b)................................................      225,625
   2,400   Broadvision, Inc. (b)...............................................................      177,000
   2,300   Cognizant Tech Solutions (b)........................................................       59,944
   7,200   Com21, Inc. (b).....................................................................      122,850
   6,800   Concentric Network Corporation (b)..................................................      270,300
   5,600   Credence Systems Corporation (b)....................................................      207,900
   5,000   Ditech Communications Corporation (b)...............................................      100,000
   3,500   Emulex Corporation (b)..............................................................      389,156
   5,200   Galileo Technology Ltd. (b)(c)......................................................      235,625
  10,000   Genesis Microchip, Inc. (b)(c)......................................................      236,250
   2,200   Global Imaging Systems, Inc. (b)....................................................       40,150
   1,700   hi/fn, inc. (b).....................................................................      129,413
   4,600   InfoSpace.com, Inc. (b).............................................................      216,200
   6,925   Insight Enterprises, Inc. (b).......................................................      171,394
   2,550   Inspire Insurance Solutions (b).....................................................       36,975
   5,300   International Integration (b).......................................................      119,250
   2,400   Maximus, Inc. (b)...................................................................       69,000
  21,600   Maxtor Corporation (b)..............................................................      108,675
   2,300   Maxwell Technologies, Inc. (b)......................................................       55,344
   5,900   NetGravity, Inc. (b)................................................................      134,225
   4,400   New Era of Networks, Inc. (b).......................................................      193,325
  10,800   Nvidia Corporation (b)..............................................................      206,550
   6,300   OneSource Information Services (b)..................................................       55,125

              See accompanying notes to investments in securities.

                                                      MICRO-CAP GROWTH PORTFOLIO
                                           Investments in Securities - continued

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
  TECHNOLOGY--CONTINUED
  11,600   Pervasive Software, Inc. (b)........................................................  $   288,550
   7,500   Photronics, Inc. (b)................................................................      183,750
   2,600   PLX Technology, Inc. (b)............................................................      123,175
   4,300   Powerwave Technologies, Inc. (b)....................................................      138,675
   2,600   QRS Corporation (b).................................................................      202,800
   3,000   Ramp Networks, Inc. (b).............................................................       42,938
   4,600   Remec, Inc. (b).....................................................................       74,175
   4,800   RF Micro Devices, Inc. (b)..........................................................      358,200
   3,800   Software.com, Inc. (b)..............................................................       88,113
   7,200   Technisource, Inc. (b)..............................................................       37,350

                                                                                                   MARKET
SHARES                                                                                            VALUE(a)
--------                                                                                         -----------
  TECHNOLOGY--CONTINUED
   4,400   TSI International Software Ltd. (b).................................................  $   124,850
                                                                                                 -----------
                                                                                                   5,763,327
                                                                                                 -----------
  TRANSPORTATION (.3%)
    Transport Services (.3%)
   1,700   Carey International, Inc. (b).......................................................       41,863
                                                                                                 -----------
Total common stock
 (cost: $7,972,846)............................................................................   12,111,395
                                                                                                 -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (11.6%)
 $ 338,862    Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate 4.830%.......       338,862
   300,000    Federal Home Loan Mortgage Corporation.....................   4.821%    07/14/99       299,476
   200,000    U.S. Treasury Bill.........................................   4.405%    07/15/99       199,722
   600,000    U.S. Treasury Bill.........................................   4.591%    08/19/99       596,374
   150,000    U.S. Treasury Bill.........................................   4.845%    09/23/99       148,400
                                                                                                 -----------
              Total short-term securities (cost: $1,582,697)..................................     1,582,834
                                                                                                 -----------
              Total investments in securities (cost: $9,555,543)(d)...........................   $13,694,229
                                                                                                 -----------
                                                                                                 -----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.2% of net assets in foreign securities as of June 30, 1999.
(d) At June 30, 1999 the cost of securities for federal income tax purposes was $9,557,297. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $4,697,187
Gross unrealized depreciation..........    (560,255)
                                         ----------
Net unrealized appreciation............  $4,136,932
                                         ----------
                                         ----------

REAL ESTATE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
--------                                                                                      ----------
COMMON STOCK (94.0%)
  CONSUMER CYCLICAL (14.1%)
    Building Materials (2.0%)
   4,500   D.R. Horton, Inc.................................................................  $   74,812
   4,000   Standard Pacific Corporation.....................................................      51,750
                                                                                              ----------
                                                                                                 126,562
                                                                                              ----------
    Lodging--Hotel (9.4%)
   9,978   Host Marriott Corporation........................................................     118,489
   8,000   Meristar Hospitality Corporation.................................................     179,500
   3,100   Promus Hotel Corporation (b).....................................................      96,100
   6,000   Starwood Lodging Trust...........................................................     183,375
                                                                                              ----------
                                                                                                 577,464
                                                                                              ----------
    Service (2.7%)
   4,500   Cendant Corporation (b)..........................................................      92,250
   4,700   Fairfield Communities, Inc. (b)..................................................      75,787
                                                                                              ----------
                                                                                                 168,037
                                                                                              ----------
  CONSUMER STAPLES (.8%)
    Household Products (.8%)
   1,000   Newell Rubbermaid, Inc...........................................................      46,500
                                                                                              ----------
  FINANCIAL (79.1%)
    Finance--Diversified (6.8%)
   2,800   Asset Investors Corporation......................................................      41,825
   6,400   Crescent Real Estate Equity Company..............................................     152,000
   6,100   Simon Property Group, Inc........................................................     154,787
   4,300   Trammell Crow Company (b)........................................................      70,681
                                                                                              ----------
                                                                                                 419,293
                                                                                              ----------
    Real Estate (3.3%)
  13,000   Catellus Development Corporation (b).............................................     201,500
                                                                                              ----------
    Real Estate Investment Trust (69.0%)
   5,260   Apartment Investment and Management..............................................     224,865
   7,600   Archstone Communities Trust......................................................     166,725

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
--------                                                                                      ----------
  FINANCIAL--CONTINUED
   3,300   Arden Realty Group, Inc..........................................................  $   81,262
   6,050   Avalon Bay Communities, Inc......................................................     223,850
   2,100   Boston Properties, Inc...........................................................      75,337
   5,700   Carramerica Realty Corporation...................................................     142,500
   1,400   Central Parking Corporation......................................................      47,950
     700   Charles E. Smith Realty, Inc.....................................................      23,756
   5,200   Developers Diversified Realty Corporation........................................      86,450
     200   Equity Office Properties Trust...................................................       5,125
   1,000   Equity Residential Property Trust................................................      45,062
   3,600   Essex Property Trust.............................................................     127,350
   4,300   Felcor Lodging Trust, Inc........................................................      89,225
   2,200   First Industrial Realty Trust....................................................      60,363
   3,500   Franchise Finance Corporation of America.........................................      77,000
   6,000   Gables Residential Trust.........................................................     144,750
   4,000   Glenborough Realty Trust, Inc....................................................      70,000
   1,750   Golf Trust of America, Inc.......................................................      42,766
   6,700   Highwoods Properties, Inc........................................................     183,831
   7,000   HRPT Properties Trust............................................................     107,188
  15,200   Innkeepers USA Trust.............................................................     152,000
   7,400   Kilroy Realty....................................................................     179,913
     800   Kimco Realty Corporation.........................................................      31,300
   5,210   Koger Equity.....................................................................      96,059
     700   Lennar Corporation...............................................................      16,800
   3,600   Liberty Property Trust...........................................................      89,550
   3,100   LNR Property Corporation.........................................................      66,263
   7,600   Macerich Company.................................................................     199,500
   3,800   Mack-Cali Realty.................................................................     117,563
   6,100   New Plan Excel Realty Trust......................................................     109,800
   3,500   Pacific Gulf Properties, Inc.....................................................      79,188
   7,300   Pan Pacific Retail Properties....................................................     141,894
   1,600   Parkway Properties...............................................................      53,000

              See accompanying notes to investments in securities.

                                                REAL ESTATE SECURITIES PORTFOLIO
                                           Investments in Securities - continued

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
--------                                                                                      ----------
  FINANCIAL--CONTINUED
   5,100   Philips International Realty.....................................................  $   86,063
   2,200   Post Properties, Inc.............................................................      90,200
   8,316   Public Storage, Inc..............................................................     232,848
   1,126   Reckson Associates Realty Corporation (b)........................................      26,883
   1,200   Reckson Associates Realty Corporation Class B....................................      28,200
   2,300   Regency Realty Corporation.......................................................      50,456
   4,400   SL Green Realty Corporation......................................................      89,925

                                                                                                MARKET
SHARES                                                                                         VALUE(a)
--------                                                                                      ----------
  FINANCIAL--CONTINUED
   4,800   Summit Properties Incorporated...................................................  $   94,800
   3,100   Trinet Corporation...............................................................      85,831
   3,500   Urban Shopping Centers, Inc......................................................     110,250
                                                                                              ----------
                                                                                               4,253,641
                                                                                              ----------
Total common stock
 (cost: $5,788,480).........................................................................   5,792,997
                                                                                              ----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (6.3%)
 $ 270,970    Temporary Investment Fund--Temp Fund Portfolio, current rate 4.830%..........      270,970
   115,000    U.S. Treasury Bill.........................................  4.738%   9/23/99      113,774
                                                                                              ----------
              Total short-term securities (cost: $384,742).................................      384,744
                                                                                              ----------
              Total investments in securities (cost: $6,173,222) (c).......................   $6,177,741
                                                                                              ----------
                                                                                              ----------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1999 the cost of securities for federal income tax purposes was $6,263,098. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 282,608
Gross unrealized depreciation..........   (367,965)
                                         ---------
Net unrealized depreciation............  $ (85,357)
                                         ---------
                                         ---------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                                                        MONEY
                                            GROWTH         BOND         MARKET
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ------------  ------------  ------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $504,438,849  $173,173,854  $146,661,342
Cash in bank on demand deposit.........             6       343,882           498
Receivable for Fund shares sold........       560,174       101,550       634,151
Receivable for investment securities
 sold..................................    12,511,874       500,138            --
Dividends and accrued interest
 receivable............................       334,588     2,795,445       104,209
Receivable for refundable foreign
 income taxes withheld.................            --            --            --
                                         ------------  ------------  ------------
    Total assets.......................   517,845,491   176,914,869   147,400,200
                                         ------------  ------------  ------------
              LIABILITIES
Bank overdraft.........................            --            --            --
Payable for Fund shares repurchased....    13,176,145       455,365     9,012,680
Dividends payable to shareholders......            --            --         1,199
Payable for investment securities
 purchased.............................            --       742,521            --
Payable to Adviser.....................       210,158        77,946        64,763
                                         ------------  ------------  ------------
    Total liabilities..................    13,386,303     1,275,832     9,078,642
                                         ------------  ------------  ------------
    Net assets applicable to
     outstanding capital stock.........  $504,459,188  $175,639,037  $138,321,558
                                         ------------  ------------  ------------
                                         ------------  ------------  ------------
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........  $  1,775,998  $  1,489,359  $  1,383,216
  Additional paid-in capital...........   330,124,282   180,417,514   136,938,342
  Undistributed net investment
   income..............................       480,505     5,118,993            --
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......     9,278,323    (4,315,902)           --
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...   162,800,080    (7,070,927)           --
                                         ------------  ------------  ------------
      Total--representing net assets
       applicable to outstanding
       capital stock...................  $504,459,188  $175,639,037  $138,321,558
                                         ------------  ------------  ------------
                                         ------------  ------------  ------------
    Net asset value per share of
     outstanding capital stock.........  $       2.84  $       1.18  $       1.00
                                         ------------  ------------  ------------
                                         ------------  ------------  ------------
*  Identified cost.....................  $341,638,769  $180,244,781  $146,661,342
** Shares outstanding..................   177,599,827   148,935,850   138,321,558

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - continued
                                                                   JUNE 30, 1999
                                                                     (UNAUDITED)

                                                                                                                      SMALL
                                            ASSET        MORTGAGE                    CAPITAL     INTERNATIONAL       COMPANY
                                          ALLOCATION    SECURITIES    INDEX 500    APPRECIATION      STOCK           GROWTH
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO
                                         ------------  ------------  ------------  ------------  --------------   -------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $673,746,329  $129,622,794  $607,620,814  $392,339,300   $ 323,419,324   $ 196,465,933
Cash in bank on demand deposit.........            --     1,144,634       300,242       305,101           2,327               7
Receivable for Fund shares sold........       868,159       151,261     1,629,837       806,214         203,324         160,941
Receivable for investment securities
 sold..................................     3,308,201     1,902,376    53,528,986     1,442,611           8,310       1,414,995
Dividends and accrued interest
 receivable............................     3,497,411       904,992       525,549        70,705       1,176,730          31,106
Receivable for refundable foreign
 income taxes withheld.................            --            --            --            --         682,934              --
                                         ------------  ------------  ------------  ------------  --------------   -------------
    Total assets.......................   681,420,100   133,726,057   663,605,428   394,963,931     325,492,949     198,072,982
                                         ------------  ------------  ------------  ------------  --------------   -------------
              LIABILITIES
Bank overdraft.........................         2,887            --            --            --              --              --
Payable for Fund shares repurchased....     3,203,686       194,584    51,850,748       179,196         273,442         210,693
Dividends payable to shareholders......            --            --            --            --              --              --
Payable for investment securities
 purchased.............................       668,622     5,043,994     4,223,243     3,940,498              --       3,872,302
Payable to Adviser.....................       283,103        58,501       221,544       241,671         243,884         119,589
                                         ------------  ------------  ------------  ------------  --------------   -------------
    Total liabilities..................     4,158,298     5,297,079    56,295,535     4,361,365         517,326       4,202,584
                                         ------------  ------------  ------------  ------------  --------------   -------------
    Net assets applicable to
     outstanding capital stock.........  $677,261,802  $128,428,978  $607,309,893  $390,602,566   $ 324,975,623   $ 193,870,398
                                         ------------  ------------  ------------  ------------  --------------   -------------
                                         ------------  ------------  ------------  ------------  --------------   -------------
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........  $  3,086,004  $  1,109,158  $  1,418,238  $  1,281,309   $   1,843,370   $   1,104,548
  Additional paid-in capital...........   499,345,666   127,094,582   308,757,781   259,876,630     253,845,423     152,209,541
  Undistributed net investment
   income..............................     7,893,794     4,330,275     2,710,639            --       6,267,054              --
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    17,816,302    (2,299,559)   (1,366,749)   17,176,526      13,539,539     (14,120,935)
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...   149,120,036    (1,805,478)  295,789,984   112,268,101      49,480,237      54,677,244
                                         ------------  ------------  ------------  ------------  --------------   -------------
      Total--representing net assets
       applicable to outstanding
       capital stock...................  $677,261,802  $128,428,978  $607,309,893  $390,602,566   $ 324,975,623   $ 193,870,398
                                         ------------  ------------  ------------  ------------  --------------   -------------
                                         ------------  ------------  ------------  ------------  --------------   -------------
    Net asset value per share of
     outstanding capital stock.........  $       2.19  $       1.16  $       4.28  $       3.05   $        1.76   $        1.76
                                         ------------  ------------  ------------  ------------  --------------   -------------
                                         ------------  ------------  ------------  ------------  --------------   -------------
*  Identified cost.....................  $524,626,293  $131,428,272  $311,830,830  $280,071,199   $ 274,090,311   $ 141,788,689
** Shares outstanding..................   308,600,409   110,915,770   141,823,838   128,130,898     184,337,032     110,454,801

ADVANTUS SERIES FUND, INC.
Statements of Assets and Liabilities - continued
JUNE 30, 1999
(UNAUDITED)

                                          MATURING      MATURING      MATURING
                                         GOVERNMENT    GOVERNMENT    GOVERNMENT
                                          BOND 2002     BOND 2006     BOND 2010
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         -----------   -----------   -----------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $7,535,018    $6,871,538    $5,489,034
Cash in bank on demand deposit.........           5            44            86
Receivable for Fund shares sold........       3,839        13,518        15,145
Receivable for investment securities
 sold..................................          --            --            --
Dividends and accrued interest
 receivable............................         322           464           293
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................          --            --            --
                                         -----------   -----------   -----------
    Total assets.......................   7,539,184     6,885,564     5,504,558
                                         -----------   -----------   -----------
              LIABILITIES
Payable for Fund shares repurchased....         727           723           295
Payable for investment securities
 purchased.............................          --            --            --
Payable to Adviser.....................       2,453         2,202         1,786
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................          --            --            --
                                         -----------   -----------   -----------
    Total liabilities..................       3,180         2,925         2,081
                                         -----------   -----------   -----------
    Net assets applicable to
     outstanding capital stock.........  $7,536,004    $6,882,639    $5,502,477
                                         -----------   -----------   -----------
                                         -----------   -----------   -----------
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........  $   69,173    $   58,618    $   44,631
  Additional paid-in capital...........   7,283,154     6,539,729     5,270,607
  Undistributed net investment
   income..............................     186,440       182,598       151,961
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......      (2,556)      (53,377)       10,284
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...        (207)      155,071        24,994
                                         -----------   -----------   -----------
      Total--representing net assets
       applicable to outstanding
       capital stock...................  $7,536,004    $6,882,639    $5,502,477
                                         -----------   -----------   -----------
                                         -----------   -----------   -----------
    Net asset value per share of
     outstanding capital stock.........  $     1.09    $     1.17    $     1.23
                                         -----------   -----------   -----------
                                         -----------   -----------   -----------
*  Identified cost.....................  $7,535,225    $6,716,467    $5,464,040
** Shares outstanding..................   6,917,312     5,861,839     4,463,107

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - continued
                                                                   JUNE 30, 1999
                                                                     (UNAUDITED)

                                                            SMALL
                                             VALUE         COMPANY         GLOBAL       INDEX 400      MACRO-CAP      MICRO-CAP
                                             STOCK          VALUE           BOND         MID-CAP         VALUE          GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------   ------------   ------------   ------------   ------------   ------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $ 220,199,755   $ 11,347,952   $ 30,552,578   $ 15,194,255   $ 17,239,630   $ 13,694,229
Cash in bank on demand deposit.........              4            387         68,488          2,796         13,075              4
Receivable for Fund shares sold........        192,994         46,719         51,957         57,824        128,445         60,987
Receivable for investment securities
 sold..................................         11,762        102,536        146,660        210,358        246,273          7,095
Dividends and accrued interest
 receivable............................        231,375         22,944        514,878          9,863         12,067          1,591
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................             --             --        244,398             --             --             --
                                         -------------   ------------   ------------   ------------   ------------   ------------
    Total assets.......................    220,635,890     11,520,538     31,578,959     15,475,096     17,639,490     13,763,906
                                         -------------   ------------   ------------   ------------   ------------   ------------
              LIABILITIES
Payable for Fund shares repurchased....        199,751          2,084         12,975         90,674          5,762          3,455
Payable for investment securities
 purchased.............................      4,951,896        202,173             --        225,491        255,339        100,500
Payable to Adviser.....................        137,440          7,851         26,843          6,344         12,018         12,350
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................             --             --        259,158             --             --             --
                                         -------------   ------------   ------------   ------------   ------------   ------------
    Total liabilities..................      5,289,087        212,108        298,976        322,509        273,119        116,305
                                         -------------   ------------   ------------   ------------   ------------   ------------
    Net assets applicable to
     outstanding capital stock.........  $ 215,346,803   $ 11,308,430   $ 31,279,983   $ 15,152,587   $ 17,366,371   $ 13,647,601
                                         -------------   ------------   ------------   ------------   ------------   ------------
                                         -------------   ------------   ------------   ------------   ------------   ------------
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........  $   1,166,182   $    117,044   $    329,654   $    131,556   $    140,235   $    106,266
  Additional paid-in capital...........    183,798,474     11,189,197     32,910,709     13,439,408     14,952,981     10,426,866
  Undistributed net investment
   income..............................      1,383,160         72,817        835,558         44,965         37,192             --
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    (10,532,595)    (1,088,723)    (1,388,124)       203,023        666,987     (1,024,217)
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...     39,531,582      1,018,095     (1,407,814)     1,333,635      1,568,976      4,138,686
                                         -------------   ------------   ------------   ------------   ------------   ------------
      Total--representing net assets
       applicable to outstanding
       capital stock...................  $ 215,346,803   $ 11,308,430   $ 31,279,983   $ 15,152,587   $ 17,366,371   $ 13,647,601
                                         -------------   ------------   ------------   ------------   ------------   ------------
                                         -------------   ------------   ------------   ------------   ------------   ------------
    Net asset value per share of
     outstanding capital stock.........  $        1.85   $        .97   $        .95   $       1.15   $       1.24   $       1.28
                                         -------------   ------------   ------------   ------------   ------------   ------------
                                         -------------   ------------   ------------   ------------   ------------   ------------
*  Identified cost.....................  $ 180,668,173   $ 10,329,857   $ 31,941,890   $ 13,860,620   $ 15,670,654   $  9,555,543
** Shares outstanding..................    116,618,168     11,704,367     32,965,440     13,155,582     14,023,483     10,626,569


                                         REAL ESTATE
                                          SECURITIES
                                          PORTFOLIO
                                         ------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................   $ 6,177,741
Cash in bank on demand deposit.........             5
Receivable for Fund shares sold........        30,455
Receivable for investment securities
 sold..................................       124,190
Dividends and accrued interest
 receivable............................        41,271
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................            --
                                         ------------
    Total assets.......................     6,373,662
                                         ------------
              LIABILITIES
Payable for Fund shares repurchased....           618
Payable for investment securities
 purchased.............................       207,649
Payable to Adviser.....................         4,366
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................            --
                                         ------------
    Total liabilities..................       212,633
                                         ------------
    Net assets applicable to
     outstanding capital stock.........   $ 6,161,029
                                         ------------
                                         ------------
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........   $    69,597
  Additional paid-in capital...........     6,596,372
  Undistributed net investment
   income..............................       141,310
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......      (650,769)
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...         4,519
                                         ------------
      Total--representing net assets
       applicable to outstanding
       capital stock...................   $ 6,161,029
                                         ------------
                                         ------------
    Net asset value per share of
     outstanding capital stock.........   $       .89
                                         ------------
                                         ------------
*  Identified cost.....................   $ 6,173,222
** Shares outstanding..................     6,959,718

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999
(UNAUDITED)

                                                                      MONEY
                                           GROWTH         BOND        MARKET
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         -----------  ------------  ----------
Investment income:
  Interest.............................  $   254,597  $  5,194,828  $3,374,738
  Dividends (net of foreign withholding
   taxes of $189,229 for International
   Stock Portfolio)....................    1,479,330       402,267          --
                                         -----------  ------------  ----------
      Total investment income..........    1,733,927     5,597,095   3,374,738
                                         -----------  ------------  ----------
Expenses (note 5):
  Investment advisory fee..............    1,193,510       440,997     343,450
  Custodian fees.......................        4,112         2,926       1,902
  Administrative services fee..........       22,000        22,000      22,000
  Auditing and accounting services.....        5,107         3,305       1,095
  Legal fees...........................        3,764         1,589         831
  Registration fees....................           --            85         246
  Printing and shareholder reports.....       16,101         4,171       2,028
  Directors' fees......................        4,856         2,002       1,096
  Insurance............................        1,319           824         486
  S&P licensing fee....................           --            --          --
  Other................................        2,653           203          --
                                         -----------  ------------  ----------
      Total expenses...................    1,253,422       478,102     373,134
  Less fees and expenses waived or
   absorbed by Minnesota Life..........           --            --          --
                                         -----------  ------------  ----------
      Total net expenses...............    1,253,422       478,102     373,134
                                         -----------  ------------  ----------
      Investment income (loss)--net....      480,505     5,118,993   3,001,604
                                         -----------  ------------  ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............   10,702,267    (3,964,503)         --
    Foreign currency transactions......           --            --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   22,346,828    (6,054,317)         --
    Translation of assets and
     liabilities in foreign currency...           --            --          --
                                         -----------  ------------  ----------
      Net gains (losses) on
       investments.....................   33,049,095   (10,018,820)         --
                                         -----------  ------------  ----------
Net increase (decrease) in net assets
 resulting from operations.............  $33,529,600  $ (4,899,827) $3,001,604
                                         -----------  ------------  ----------
                                         -----------  ------------  ----------

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - continued
                                    PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999
                                                                     (UNAUDITED)

                                                                                                                  SMALL
                                            ASSET      MORTGAGE                   CAPITAL     INTERNATIONAL      COMPANY
                                         ALLOCATION   SECURITIES    INDEX 500   APPRECIATION      STOCK          GROWTH
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
                                         -----------  -----------  -----------  ------------  --------------   -----------
Investment income:
  Interest.............................  $ 6,755,685  $ 4,621,616  $    60,059  $    444,064    $    542,400   $   242,091
  Dividends (net of foreign withholding
   taxes of $189,229 for International
   Stock Portfolio)....................    2,638,587       60,616    3,912,844       658,546       4,858,192        45,751
                                         -----------  -----------  -----------  ------------  --------------   -----------
      Total investment income..........    9,394,272    4,682,232    3,972,903     1,102,610       5,400,592       287,842
                                         -----------  -----------  -----------  ------------  --------------   -----------
Expenses (note 5):
  Investment advisory fee..............    1,606,357      314,850    1,174,660     1,411,526       1,088,156       679,081
  Custodian fees.......................        8,053        3,202       15,393         3,181         197,144         5,798
  Administrative services fee..........       22,000       22,000       22,000        22,000          16,500        22,000
  Auditing and accounting services.....       12,135        3,390        5,543         5,019          97,491         2,056
  Legal fees...........................        2,900          736        4,459         3,026           2,495         1,097
  Registration fees....................           --           75          618            --             378            --
  Printing and shareholder reports.....       33,611        6,155       14,444        12,159          31,168         7,196
  Directors' fees......................        6,509          881        6,427         3,943           3,559         1,030
  Insurance............................        1,672          667        1,583         1,206           1,184           824
  S&P licensing fee....................           --           --       14,531            --              --            --
  Other................................           --           --        2,606         3,404          18,778            --
                                         -----------  -----------  -----------  ------------  --------------   -----------
      Total expenses...................    1,693,237      351,956    1,262,264     1,465,464       1,456,853       719,082
  Less fees and expenses waived or
   absorbed by Minnesota Life..........           --           --           --            --              --            --
                                         -----------  -----------  -----------  ------------  --------------   -----------
      Total net expenses...............    1,693,237      351,956    1,262,264     1,465,464       1,456,853       719,082
                                         -----------  -----------  -----------  ------------  --------------   -----------
      Investment income (loss)--net....    7,701,035    4,330,276    2,710,639      (362,854)      3,943,739      (431,240)
                                         -----------  -----------  -----------  ------------  --------------   -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............   20,588,487      (14,965)   1,336,338    18,105,669      21,502,568     4,200,521
    Foreign currency transactions......           --           --           --            --        (555,971)           --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (3,421,064)  (2,954,283)  63,674,607   (17,563,732)      5,836,300     4,569,952
    Translation of assets and
     liabilities in foreign currency...           --           --           --            --         134,289            --
                                         -----------  -----------  -----------  ------------  --------------   -----------
      Net gains (losses) on
       investments.....................   17,167,423   (2,969,248)  65,010,945       541,937      26,917,186     8,770,473
                                         -----------  -----------  -----------  ------------  --------------   -----------
Net increase (decrease) in net assets
 resulting from operations.............  $24,868,458  $ 1,361,028  $67,721,584  $    179,083    $ 30,860,925   $ 8,339,233
                                         -----------  -----------  -----------  ------------  --------------   -----------
                                         -----------  -----------  -----------  ------------  --------------   -----------

ADVANTUS SERIES FUND, INC.
Statements of Operations - continued
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999
(UNAUDITED)

                                          MATURING      MATURING      MATURING
                                         GOVERNMENT    GOVERNMENT    GOVERNMENT
                                          BOND 2002     BOND 2006     BOND 2010
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         -----------   -----------   -----------
Investment income:
  Interest.............................   $ 200,601     $ 195,705     $ 162,824
  Dividends............................          --            --            --
                                         -----------   -----------   -----------
      Total investment income..........     200,601       195,705       162,824
                                         -----------   -----------   -----------
Expenses (note 5):
  Investment advisory fee..............       8,851         8,191         6,789
  Custodian fees.......................       3,615         4,648         4,890
  Administrative services fee..........      22,000        22,000        22,000
  Auditing and accounting services.....       3,676         3,677         3,253
  Legal fees...........................         399           394           387
  Registration fees....................           3             4             1
  Printing and shareholder reports.....       1,013         1,027           950
  Directors' fees......................          70            72            59
  Insurance............................         122           123           121
  S&P licensing fee....................          --            --            --
  Other................................           8             9             6
                                         -----------   -----------   -----------
      Total expenses...................      39,757        40,145        38,456
  Less fees and expenses waived or
   absorbed by Minnesota Life..........     (25,596)      (27,038)      (27,593)
                                         -----------   -----------   -----------
      Total net expenses...............      14,161        13,107        10,863
                                         -----------   -----------   -----------
      Investment income (loss)--net....     186,440       182,598       151,961
                                         -----------   -----------   -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............       3,317       (34,284)       26,913
    Foreign currency transactions......          --            --            --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................    (291,784)     (585,137)     (669,244)
    Translation of assets and
     liabilities in foreign currency...          --            --            --
                                         -----------   -----------   -----------
      Net gains (losses) on
       investments.....................    (288,467)     (619,421)     (642,331)
                                         -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations.............   $(102,027)    $(436,823)    $(490,370)
                                         -----------   -----------   -----------
                                         -----------   -----------   -----------

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - continued
                                    PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999
                                                                     (UNAUDITED)

                                                           SMALL
                                            VALUE         COMPANY       GLOBAL       INDEX 400
                                            STOCK          VALUE         BOND         MID-CAP
                                          PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ------------   -----------   -----------   -----------
Investment income:
  Interest.............................  $    260,740   $    18,169   $   993,016   $     3,119
  Dividends............................     1,941,992        95,414            --        74,148
                                         ------------   -----------   -----------   -----------
      Total investment income..........     2,202,732       113,583       993,016        77,267
                                         ------------   -----------   -----------   -----------
Expenses (note 5):
  Investment advisory fee..............       773,236        33,971        92,688        23,492
  Custodian fees.......................         4,221        11,167        15,232         4,006
  Administrative services fee..........        22,000        22,000        16,500        22,000
  Auditing and accounting services.....         4,198         6,811        23,947         6,479
  Legal fees...........................         1,230           410           564           429
  Registration fees....................            --            --            --            --
  Printing and shareholder reports.....        11,623         1,161         5,384         1,835
  Directors' fees......................         2,216            96           295           106
  Insurance............................           848           150           263           150
  S&P licensing fee....................            --            --            --        10,000
  Other................................            --           797         7,320         1,999
                                         ------------   -----------   -----------   -----------
      Total expenses...................       819,572        76,563       162,193        70,496
  Less fees and expenses waived or
   absorbed by Minnesota Life..........            --       (35,797)           --       (38,194)
                                         ------------   -----------   -----------   -----------
      Total net expenses...............       819,572        40,766       162,193        32,302
                                         ------------   -----------   -----------   -----------
      Investment income (loss)--net....     1,383,160        72,817       830,823        44,965
                                         ------------   -----------   -----------   -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     1,143,153      (484,048)      157,223       298,507
    Foreign currency transactions......            --            --    (1,519,387)           --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................    10,796,459       783,765    (2,216,248)      708,975
    Translation of assets and
     liabilities in foreign currency...            --            --       (17,325)           --
                                         ------------   -----------   -----------   -----------
      Net gains (losses) on
       investments.....................    11,939,612       299,717    (3,595,737)    1,007,482
                                         ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations.............  $ 13,322,772   $   372,534   $(2,764,914)  $ 1,052,447
                                         ------------   -----------   -----------   -----------
                                         ------------   -----------   -----------   -----------


                                                                        REAL
                                          MACRO-CAP     MICRO-CAP      ESTATE
                                            VALUE        GROWTH      SECURITIES
                                          PORTFOLIO     PORTFOLIO    PORTFOLIO
                                         -----------   -----------   ----------
Investment income:
  Interest.............................  $     8,568   $    35,795   $   4,331
  Dividends............................       85,265         2,612     160,930
                                         -----------   -----------   ----------
      Total investment income..........       93,833        38,407     165,261
                                         -----------   -----------   ----------
Expenses (note 5):
  Investment advisory fee..............       47,231        54,378      19,958
  Custodian fees.......................       15,696         1,029       1,162
  Administrative services fee..........       16,500        22,000      22,000
  Auditing and accounting services.....       24,742         6,479       6,227
  Legal fees...........................          443           422         382
  Registration fees....................           --            --         211
  Printing and shareholder reports.....        1,842         1,686       1,150
  Directors' fees......................          108            83         106
  Insurance............................          149           147         132
  S&P licensing fee....................           --            --          --
  Other................................          712           897         855
                                         -----------   -----------   ----------
      Total expenses...................      107,423        87,121      52,183
  Less fees and expenses waived or
   absorbed by Minnesota Life..........      (50,782)      (25,327)    (28,232)
                                         -----------   -----------   ----------
      Total net expenses...............       56,641        61,794      23,951
                                         -----------   -----------   ----------
      Investment income (loss)--net....       37,192       (23,387)    141,310
                                         -----------   -----------   ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............      805,326       (92,780)   (255,614)
    Foreign currency transactions......           --            --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................      613,768     2,791,013     467,280
    Translation of assets and
     liabilities in foreign currency...           --            --          --
                                         -----------   -----------   ----------
      Net gains (losses) on
       investments.....................    1,419,094     2,698,233     211,666
                                         -----------   -----------   ----------
Net increase (decrease) in net assets
 resulting from operations.............  $ 1,456,286   $ 2,674,846   $ 352,976
                                         -----------   -----------   ----------
                                         -----------   -----------   ----------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                 GROWTH                           BOND
                                                PORTFOLIO                       PORTFOLIO
                                      -----------------------------   -----------------------------
                                          1999            1998            1999            1998
                                      -------------   -------------   -------------   -------------
Operations:
  Investment income (loss)--net.....  $     480,505   $   1,551,114   $   5,118,993   $   9,315,816
  Net realized gains (losses) on
   investments......................     10,702,267      12,032,482      (3,964,503)      3,404,521
  Net change in unrealized
   appreciation or depreciation of
   investments......................     22,346,828     104,951,872      (6,054,317)     (3,204,439)
                                      -------------   -------------   -------------   -------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     33,529,600     118,535,468      (4,899,827)      9,515,898
                                      -------------   -------------   -------------   -------------
Distributions to shareholders from:
  Investment income--net............     (1,551,114)     (3,415,606)     (9,315,816)     (8,612,808)
  Net realized gains................    (13,013,829)    (54,322,875)     (3,747,942)     (1,814,285)
                                      -------------   -------------   -------------   -------------
    Total distributions.............    (14,564,943)    (57,738,481)    (13,063,758)    (10,427,093)
                                      -------------   -------------   -------------   -------------
Capital share transactions (note 6):
  Proceeds from sales...............     61,690,413      97,160,616      24,285,873      64,234,944
  Shares issued as a result of
   reinvested distributions.........     14,564,943      57,738,481      13,063,758      10,427,093
  Payments for redemption of
   shares...........................    (59,142,741)    (78,130,317)    (22,539,618)    (34,782,027)
                                      -------------   -------------   -------------   -------------
    Increase (decrease) in net
     assets from capital share
     transactions...................     17,112,615      76,768,780      14,810,013      39,880,010
                                      -------------   -------------   -------------   -------------
    Total increase (decrease) in net
     assets.........................     36,077,272     137,565,767      (3,153,572)     38,968,815
Net assets at beginning of period...    468,381,916     330,816,149     178,792,609     139,823,794
                                      -------------   -------------   -------------   -------------
Net assets at end of period*........  $ 504,459,188   $ 468,381,916   $ 175,639,037   $ 178,792,609
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------
* including undistributed net
  investment income of..............  $     480,505   $   1,551,114   $   5,118,993   $   9,315,816

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
   PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998
                                                                     (UNAUDITED)

                                                MONEY                       ASSET                      MORTGAGE
                                                MARKET                    ALLOCATION                  SECURITIES
                                              PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                      --------------------------  --------------------------  --------------------------
                                          1999          1998          1999          1998          1999          1998
                                      ------------  ------------  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.....  $  3,001,604  $  3,538,595  $  7,701,035  $ 14,000,766  $  4,330,276  $  7,552,106
  Net realized gains (losses) on
   investments......................            --            --    20,588,487    31,558,197       (14,965)      608,476
  Net change in unrealized
   appreciation or depreciation of
   investments......................            --            --    (3,421,064)   75,505,619    (2,954,283)   (1,161,588)
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     3,001,604     3,538,595    24,868,458   121,064,582     1,361,028     6,998,994
                                      ------------  ------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net............    (3,001,604)   (3,538,595)  (13,808,007)  (14,159,977)   (7,552,106)   (5,857,983)
  Net realized gains................            --            --   (32,912,956)  (35,984,079)           --            --
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions.............    (3,001,604)   (3,538,595)  (46,720,963)  (50,144,056)   (7,552,106)   (5,857,983)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales...............    74,098,123   166,500,747    71,346,130   109,955,098    18,078,159    42,032,571
  Shares issued as a result of
   reinvested distributions.........     3,001,604     3,538,595    46,720,963    50,144,056     7,552,106     5,857,983
  Payments for redemption of
   shares...........................   (64,955,141)  (97,445,660)  (56,949,506) (100,243,074)  (15,368,299)  (23,906,575)
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................    12,144,586    72,593,682    61,117,587    59,856,080    10,261,966    23,983,979
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Total increase (decrease) in net
     assets.........................    12,144,586    72,593,682    39,265,082   130,776,606     4,070,888    25,124,990
Net assets at beginning of period...   126,176,972    53,583,290   637,996,720   507,220,114   124,358,090    99,233,100
                                      ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period*........  $138,321,558  $126,176,972  $677,261,802  $637,996,720  $128,428,978  $124,358,090
                                      ------------  ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------  ------------
* including undistributed net
  investment income of..............  $         --  $         --  $  7,893,794  $ 14,000,766  $  4,330,275  $  7,552,106

ADVANTUS SERIES FUND, INC.
Statements of Changes in Net Assets - continued
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                 CAPITAL
                                                INDEX 500                     APPRECIATION
                                                PORTFOLIO                       PORTFOLIO
                                      -----------------------------   -----------------------------
                                          1999            1998            1999            1998
                                      -------------   -------------   -------------   -------------
Operations:
  Investment income (loss)--net.....  $   2,710,639   $   5,083,595   $    (362,854)  $    (677,156)
  Net realized gains (losses) on
   investments......................      1,336,338       5,982,474      18,105,669      51,782,047
  Net change in unrealized
   appreciation or depreciation of
   investments......................     63,674,607     102,199,332     (17,563,732)     39,852,762
                                      -------------   -------------   -------------   -------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     67,721,584     113,265,401         179,083      90,957,653
                                      -------------   -------------   -------------   -------------
Distributions to shareholders from:
  Investment income--net............     (5,083,595)     (3,885,375)             --              --
  Net realized gains................     (8,167,486)     (2,435,409)    (52,034,035)    (17,585,344)
                                      -------------   -------------   -------------   -------------
    Total distributions.............    (13,251,081)     (6,320,784)    (52,034,035)    (17,585,344)
                                      -------------   -------------   -------------   -------------
Capital share transactions (note 6):
  Proceeds from sales...............    112,001,834     172,079,899      40,842,870      72,728,540
  Shares issued as a result of
   reinvested distributions.........     13,251,081       6,320,784      52,034,035      17,585,344
  Payments for redemption of
   shares...........................   (109,273,016)   (129,236,528)    (43,219,034)    (65,551,782)
                                      -------------   -------------   -------------   -------------
    Increase (decrease) in net
     assets from capital share
     transactions...................     15,979,899      49,164,155      49,657,871      24,762,102
                                      -------------   -------------   -------------   -------------
    Total increase (decrease) in net
     assets.........................     70,450,402     156,108,772      (2,197,081)     98,134,411
Net assets at beginning of period...    536,859,491     380,750,719     392,799,647     294,665,236
                                      -------------   -------------   -------------   -------------
Net assets at end of period*........  $ 607,309,893   $ 536,859,491   $ 390,602,566   $ 392,799,647
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------
* including undistributed net
  investment income of..............  $   2,710,639   $   5,083,595   $          --   $          --

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
   PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998
                                                                     (UNAUDITED)

                                                                                  SMALL                        MATURING
                                              INTERNATIONAL                      COMPANY                      GOVERNMENT
                                                  STOCK                          GROWTH                        BOND 2002
                                                PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                      -----------------------------   -----------------------------   ---------------------------
                                          1999            1998            1999            1998            1999           1998
                                      -------------   -------------   -------------   -------------   ------------   ------------
Operations:
  Investment income (loss)--net.....  $   3,943,739   $   7,914,482   $    (431,240)  $    (508,379)  $    186,440   $    299,076
  Net realized gains (losses) on
   investments......................     20,946,597      15,367,940       4,200,521     (14,937,281)         3,317         53,290
  Net change in unrealized
   appreciation or depreciation of
   investments......................      5,970,589      (5,069,150)      4,569,952      17,789,046       (291,784)       112,608
                                      -------------   -------------   -------------   -------------   ------------   ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     30,860,925      18,213,272       8,339,233       2,343,386       (102,027)       464,974
                                      -------------   -------------   -------------   -------------   ------------   ------------
Distributions to shareholders from:
  Investment income--net............     (7,999,361)     (8,175,659)             --              --         (3,076)      (326,884)
  Net realized gains................    (15,540,036)     (8,049,161)             --              --             --        (68,111)
                                      -------------   -------------   -------------   -------------   ------------   ------------
    Total distributions.............    (23,539,397)    (16,224,820)             --              --         (3,076)      (394,995)
                                      -------------   -------------   -------------   -------------   ------------   ------------
Capital share transactions (note 6):
  Proceeds from sales...............     31,150,617      77,740,160      23,414,336      58,982,956      1,069,143      2,802,444
  Shares issued as a result of
   reinvested distributions.........     23,539,397      16,224,820              --              --          3,076        394,995
  Payments for redemption of
   shares...........................    (47,908,472)    (72,251,315)    (33,229,729)    (48,896,516)      (285,292)      (621,680)
                                      -------------   -------------   -------------   -------------   ------------   ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................      6,781,542      21,713,665      (9,815,393)     10,086,440        786,927      2,575,759
                                      -------------   -------------   -------------   -------------   ------------   ------------
    Total increase (decrease) in net
     assets.........................     14,103,070      23,702,117      (1,476,160)     12,429,826        681,824      2,645,738
Net assets at beginning of period...    310,872,553     287,170,436     195,346,558     182,916,732      6,854,180      4,208,442
                                      -------------   -------------   -------------   -------------   ------------   ------------
Net assets at end of period*........  $ 324,975,623   $ 310,872,553   $ 193,870,398   $ 195,346,558   $  7,536,004   $  6,854,180
                                      -------------   -------------   -------------   -------------   ------------   ------------
                                      -------------   -------------   -------------   -------------   ------------   ------------
* including undistributed net
  investment income of..............  $   6,267,054   $  10,322,676   $          --   $          --   $    186,440   $      3,076

ADVANTUS SERIES FUND, INC.
Statements of Changes in Net Assets - continued
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                               MATURING                      MATURING
                                              GOVERNMENT                    GOVERNMENT
                                               BOND 2006                     BOND 2010
                                               PORTFOLIO                     PORTFOLIO
                                      ---------------------------   ---------------------------
                                          1999           1998           1999           1998
                                      ------------   ------------   ------------   ------------
Operations:
  Investment income (loss)--net.....  $    182,598   $    287,830   $    151,961   $    231,080
  Net realized gains (losses) on
   investments......................       (34,284)        14,313         26,913          2,583
  Net change in unrealized
   appreciation or depreciation of
   investments......................      (585,137)       393,989       (669,244)       350,712
                                      ------------   ------------   ------------   ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................      (436,823)       696,132       (490,370)       584,375
                                      ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Investment income--net............          (327)      (321,152)      (231,080)      (166,131)
  Tax return of capital.............            --             --             --             --
  Net realized gains................            --        (25,396)       (10,517)        (3,318)
                                      ------------   ------------   ------------   ------------
    Total distributions.............          (327)      (346,548)      (241,597)      (169,449)
                                      ------------   ------------   ------------   ------------
Capital share transactions (note 6):
  Proceeds from sales...............     1,357,360      3,615,922      1,232,340      3,483,945
  Shares issued as a result of
   reinvested distributions.........           327        346,548        241,597        169,449
  Payments for redemption of
   shares...........................      (907,755)    (1,342,384)      (887,946)    (1,596,250)
                                      ------------   ------------   ------------   ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................       449,932      2,620,086        585,991      2,057,144
                                      ------------   ------------   ------------   ------------
    Total increase (decrease) in net
     assets.........................        12,782      2,969,670       (145,976)     2,472,070
Net assets at beginning of period...     6,869,857      3,900,187      5,648,453      3,176,383
                                      ------------   ------------   ------------   ------------
Net assets at end of period*........  $  6,882,639   $  6,869,857   $  5,502,477   $  5,648,453
                                      ------------   ------------   ------------   ------------
                                      ------------   ------------   ------------   ------------
* including undistributed net
  investment income of..............  $    182,598   $        327   $    151,961   $    231,080

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
   PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998
                                                                     (UNAUDITED)

                                                  VALUE                      SMALL COMPANY                    GLOBAL
                                                  STOCK                          VALUE                         BOND
                                                PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                      -----------------------------   ---------------------------   ---------------------------
                                          1999            1998            1999           1998           1999           1998
                                      -------------   -------------   ------------   ------------   ------------   ------------
Operations:
  Investment income (loss)--net.....  $   1,383,160   $   3,275,701   $     72,817   $     96,452   $    830,823   $  1,303,782
  Net realized gains (losses) on
   investments......................      1,143,153     (11,432,200)      (484,048)      (559,881)    (1,362,164)     1,799,029
  Net change in unrealized
   appreciation or depreciation of
   investments......................     10,796,459      11,461,312        783,765         46,696     (2,233,573)       987,582
                                      -------------   -------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     13,322,772       3,304,813        372,534       (416,733)    (2,764,914)     4,090,393
                                      -------------   -------------   ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Investment income--net............     (3,275,701)             --             --       (111,242)      (208,156)      (878,174)
  Tax return of capital.............             --              --             --           (548)            --             --
  Net realized gains................             --        (344,373)            --             --       (141,029)    (1,678,937)
                                      -------------   -------------   ------------   ------------   ------------   ------------
    Total distributions.............     (3,275,701)       (344,373)            --       (111,790)      (349,185)    (2,557,111)
                                      -------------   -------------   ------------   ------------   ------------   ------------
Capital share transactions (note 6):
  Proceeds from sales...............     24,362,144      73,779,055      3,200,036      7,489,165      3,990,824      5,272,273
  Shares issued as a result of
   reinvested distributions.........      3,275,701         344,373             --        111,790        349,185      2,557,111
  Payments for redemption of
   shares...........................    (36,384,012)    (71,131,363)      (910,008)    (3,603,869)    (1,097,995)    (3,229,318)
                                      -------------   -------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................     (8,746,167)      2,992,065      2,290,028      3,997,086      3,242,014      4,600,066
                                      -------------   -------------   ------------   ------------   ------------   ------------
    Total increase (decrease) in net
     assets.........................      1,300,904       5,952,505      2,662,562      3,468,563        127,915      6,133,348
Net assets at beginning of period...    214,045,899     208,093,394      8,645,868      5,177,305     31,152,068     25,018,720
                                      -------------   -------------   ------------   ------------   ------------   ------------
Net assets at end of period*........  $ 215,346,803   $ 214,045,899   $ 11,308,430   $  8,645,868   $ 31,279,983   $ 31,152,068
                                      -------------   -------------   ------------   ------------   ------------   ------------
                                      -------------   -------------   ------------   ------------   ------------   ------------
* including undistributed net
  investment income of..............  $   1,383,160   $   3,275,701   $     72,817   $         --   $    835,558   $    212,891

ADVANTUS SERIES FUND, INC.
Statements of Changes in Net Assets - continued
PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                               INDEX 400
                                                MID-CAP
                                               PORTFOLIO
                                      ---------------------------
                                          1999           1998
                                      ------------   ------------
Operations:
  Investment income (loss)--net.....  $     44,965   $     51,264
  Net realized gains (losses) on
   investments......................       298,507        829,653
  Net change in unrealized
   appreciation or depreciation of
   investments......................       708,975        573,973
                                      ------------   ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     1,052,447      1,454,890
                                      ------------   ------------
Distributions to shareholders from:
  Investment income--net............            --        (64,340)
  Tax return of capital.............            --             --
  Net realized gains................      (710,600)      (184,870)
                                      ------------   ------------
    Total distributions.............      (710,600)      (249,210)
                                      ------------   ------------
Capital share transactions (note 6):
  Proceeds from sales...............     5,195,958      7,061,818
  Shares issued as a result of
   reinvested distributions.........       710,600        249,210
  Payments for redemption of
   shares...........................    (1,607,068)    (3,057,348)
                                      ------------   ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................     4,299,490      4,253,680
                                      ------------   ------------
    Total increase (decrease) in net
     assets.........................     4,641,337      5,459,360
Net assets at beginning of period...    10,511,250      5,051,890
                                      ------------   ------------
Net assets at end of period*........  $ 15,152,587   $ 10,511,250
                                      ------------   ------------
                                      ------------   ------------
* including undistributed net
  investment income of..............  $     44,965   $         --

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
   PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998
                                                                     (UNAUDITED)

                                               MACRO-CAP                     MICRO-CAP                    REAL ESTATE
                                                 VALUE                        GROWTH                      SECURITIES
                                               PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                      ---------------------------   ---------------------------   ---------------------------
                                          1999           1998           1999           1998           1999         1998(A)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Operations:
  Investment income (loss)--net.....  $     37,192   $     46,797   $    (23,387)  $    (21,765)  $    141,310   $    176,203
  Net realized gains (losses) on
   investments......................       805,326        558,046        (92,780)      (819,037)      (255,614)      (395,155)
  Net change in unrealized
   appreciation or depreciation of
   investments......................       613,768      1,033,299      2,791,013      1,805,838        467,280       (462,761)
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     1,456,286      1,638,142      2,674,846        965,036        352,976       (681,713)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Investment income--net............        (1,597)       (45,572)            --             --             --       (175,908)
  Tax return of capital.............            --             --             --             --             --        (28,239)
  Net realized gains................      (204,739)      (437,926)            --             --             --             --
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Total distributions.............      (206,336)      (483,498)            --             --             --       (204,147)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Capital share transactions (note 6):
  Proceeds from sales...............     6,079,460      7,280,348      4,016,489      4,104,094      1,096,474      6,173,915
  Shares issued as a result of
   reinvested distributions.........       206,336        483,498             --             --             --        204,147
  Payments for redemption of
   shares...........................    (1,257,341)    (2,753,948)    (1,078,179)    (1,625,610)      (610,882)      (169,741)
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net
     assets from capital share
     transactions...................     5,028,455      5,009,898      2,938,310      2,478,484        485,592      6,208,321
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Total increase (decrease) in net
     assets.........................     6,278,405      6,164,542      5,613,156      3,443,520        838,568      5,322,461
Net assets at beginning of period...    11,087,966      4,923,424      8,034,445      4,590,925      5,322,461             --
                                      ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period*........  $ 17,366,371   $ 11,087,966   $ 13,647,601   $  8,034,445   $  6,161,029   $  5,322,461
                                      ------------   ------------   ------------   ------------   ------------   ------------
                                      ------------   ------------   ------------   ------------   ------------   ------------
* including undistributed net
  investment income of..............  $     37,192   $      1,597   $         --   $         --   $    141,310   $         --

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

(1) ORGANIZATION

    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

    The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of Money Market, International Stock, Macro-Cap Value and Global Bond, are valued at market. For International Stock, Macro-Cap Value and Global Bond, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

                                                      ADVANTUS SERIES FUND, INC.
                                       Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at June 30, 1999, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Mortgage Securities................................................  $ 2,197,150
Small Company Growth...............................................   15,159,260
Value Stock........................................................   11,551,098
Small Company Value................................................      477,770
Micro-Cap Growth...................................................      914,937
Real Estate Securities.............................................      258,130

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made as follows:

                                                                        UNDISTRIBUTED
                                                                             NET         ADDITIONAL PAID
                                                                          INVESTMENT            IN
                                                                            INCOME           CAPITAL
                                                                       ----------------  ----------------
Capital Appreciation.................................................     $  362,854        $ (362,854)
Small Company Growth.................................................        431,240          (431,240)
Micro-Cap Growth.....................................................         23,387           (23,387)

ADVANTUS SERIES FUND, INC.
Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 1999, Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments of $740,625 and $3,714,266, respectively. The Portfolios have segregated assets, with the Portfolios' custodians, to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended June 30, 1999, the cost of purchases and proceeds from sales of investment securities aggregated $332,002,679 and $310,732,904, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 1999 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $157,257,745  $ 152,087,600
Bond...............................................   199,126,367    192,647,066
Asset Allocation...................................   340,296,286    319,614,545
Mortgage Securities................................    57,123,233     48,937,691
Index 500..........................................    96,262,653     90,644,272
Capital Appreciation...............................   173,781,012    168,972,922
International Stock................................    55,412,026     67,993,066
Small Company Growth...............................    72,710,082     87,924,363
Maturing Government Bond 2002......................     1,535,536        561,682
Maturing Government Bond 2006......................     1,417,875        805,781
Maturing Government Bond 2010......................     1,306,034        883,959
Value Stock........................................    73,720,274     84,338,515
Small Company Value................................     6,384,550      4,365,751
Global Bond........................................    48,334,203     45,431,054
Index 400 Mid Cap..................................     6,916,455      3,567,418
Macro-Cap Value....................................    12,512,611      7,522,693
Micro-Cap Growth...................................     5,302,910      2,827,678
Real Estate Securities.............................     3,240,790      2,757,013

                                                      ADVANTUS SERIES FUND, INC.
                                       Notes to Financial Statements - continued

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On June 30, 1999, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE        CURRENCY TO BE           CURRENCY TO BE         UNREALIZED        UNREALIZED
   DATE             DELIVERED                RECEIVED           APPRECIATION      DEPRECIATION
-----------  -----------------------  -----------------------  ---------------   ---------------
  7/19/1999       945,214  US$           1,437,500  AUD             $  13,729         $      --
  7/19/1999       933,124  US$           1,437,500  AUD                25,818                --
  8/16/1999     1,375,510  US$           2,022,000  CAD                 8,075                --
  7/26/1999     1,180,000  GBP           1,882,067  EUR                    --            19,529
  7/28/1999       524,000  GBP             790,943  EUR                    --             6,524
  8/16/1999     5,965,000  US$           5,678,519  EUR                    --            69,296
  7/28/1999       535,045  EUR             350,000  GBP                    --             2,633
  7/12/1999     5,895,000  NOK         234,895,118  GRD                    --             1,319
  7/19/1999     1,502,372  US$         185,250,000  JPY                30,250                --
  8/09/1999     1,456,000  EUR         182,000,000  JPY                    --               455
 12/08/1999       610,000  US$           7,129,070  MXN               151,653                --
  7/12/1999   233,182,031  GRD           5,895,000  NOK                 6,774                --
  7/19/1999     2,875,000  AUD           1,917,941  US$                   380                --
  8/16/1999     2,600,000  EUR           2,692,820  US$                    --             6,622
  8/16/1999       257,000  EUR             266,381  US$                    --               449
  7/19/1999    92,625,000  JPY             773,364  US$                 7,052                --
 12/08/1999     7,129,070  MXN             609,322  US$                    --           152,331
  8/23/1999     1,670,350  ZAR             275,000  US$                   220                --
  8/23/1999     1,668,975  ZAR             275,000  US$                   447                --
                                                               ---------------   ---------------
                                                                    $ 244,398         $ 259,158
                                                               ---------------   ---------------
                                                               ---------------   ---------------

AUD                   Australian Dollar
CAD                   Canadian Dollar
EUR                   Euro
GBP                   British Sterling Pound
GRD                   Greece Drachma
JPY                   Japanese Yen
MXN                   Mexican Peso
NOK                   Norwegian Krone
US$                   United States Dollar
ZAR                   South African Rand

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

ADVANTUS SERIES FUND, INC.
Notes to Financial Statements - continued

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                         ANNUAL FEE
----------------------------------------  -----------------------------------------------------------
Growth..................................    .50%
Bond....................................    .50%
Money Market............................    .50%
Asset Allocation........................    .50%
Mortgage Securities.....................    .50%
Index 500...............................    .40%
Capital Appreciation....................    .75%
International Stock.....................   1.00%   on the first $10 million in net assets
                                            .90%   on the next $15 million
                                            .80%   on the next $25 million
                                            .75%   on the next $50 million
                                            .65%   thereafter
Small Company Growth....................    .75%
Maturing Government Bond 2002...........    .25%
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .75%
Small Company Value.....................    .75%
Global Bond.............................    .60%
Index 400 Mid Cap.......................    .40%
Macro-Cap Value.........................    .70%
Micro-Cap Growth........................   1.10%
Real Estate Securities..................    .75%

    Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                              SUB-ADVISOR                                    FEE
-----------------------------------------------------------------  -----------------------------------------
Capital Appreciation     Winslow Capital Management, Inc               .375%
International Stock      Templeton Investment Counsel, Inc.            .75%   on the first $10 million in
                                                                               net assets
                                                                       .65%   on the next $15 million
                                                                       .55%   on the next $25 million
                                                                       .50%   on the next $50 million
                                                                       .40%   thereafter
Global Bond              Julius Baer Investment Management, Inc.       .30%
Macro-Cap Value          J.P. Morgan Investment Managment, Inc.        .45%
Micro-Cap Growth         Wall Street Associates                        .85%

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other

                                                      ADVANTUS SERIES FUND, INC.
                                       Notes to Financial Statements - continued

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Minnesota Life directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Life. Minnesota Life has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the period ended, Minnesota Life voluntarily agreed to absorb $25,596, $27,038, $27,593, $35,797, $38,194, $50,782, $25,327 and $28,232 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

    Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $3,900 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $2,800 per month for each Portfolio. Prior to February 1, 1999, the administrative services fee was $2,500 per month for each Portfolio.

    The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares of Portfolios for the period ended June 30, 1999 and the year ended December 31, 1998 (period from April 24, 1998 to December 31, 1998 for Real Estate Securities) were as follows:

                                                                         GROWTH                           BOND
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    22,771,854      41,346,130      19,659,328      49,909,742
Issued for reinvested distributions.........................     5,416,920      25,337,264      10,863,182       8,381,732
Redeemed....................................................   (21,662,430)    (33,461,190)    (18,298,619)    (27,061,069)
                                                              ------------    ------------    ------------    ------------
                                                                 6,526,344      33,222,204      12,223,891      31,230,405
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      MONEY MARKET                  ASSET ALLOCATION
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    74,210,460     166,508,271      32,625,250      54,674,972
Issued for reinvested distributions.........................     3,007,586       3,531,071      22,063,396      25,210,015
Redeemed....................................................   (65,073,460)    (97,445,660)    (26,051,780)    (49,971,834)
                                                              ------------    ------------    ------------    ------------
                                                                12,144,586      72,593,682      28,636,866      29,913,153
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

ADVANTUS SERIES FUND, INC.
Notes to Financial Statements - continued

(6) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                  MORTGAGE SECURITIES                  INDEX 500
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    15,141,480      35,510,767      27,446,514      50,147,731
Issued for reinvested distributions.........................     6,511,621       5,053,091       3,279,146       1,818,869
Redeemed....................................................   (12,861,831)    (20,373,512)    (26,208,638)    (37,336,685)
                                                              ------------    ------------    ------------    ------------
                                                                 8,791,270      20,190,346       4,517,022      14,629,915
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  CAPITAL APPRECIATION            INTERNATIONAL STOCK
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    13,049,079      24,386,231      18,155,600      44,370,773
Issued for reinvested distributions.........................    17,936,740       5,619,457      14,386,485       8,756,986
Redeemed....................................................   (13,931,372)    (22,253,582)    (27,925,421)    (41,788,154)
                                                              ------------    ------------    ------------    ------------
                                                                17,054,447       7,752,106       4,616,664      11,339,605
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                                                  MATURING GOVERNMENT
                                                                  SMALL COMPANY GROWTH                 BOND 2002
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    14,581,914      37,038,532         975,911       2,485,026
Issued for reinvested distributions.........................            --              --           2,804         359,011
Redeemed....................................................   (20,731,658)    (30,987,936)       (260,060)       (564,982)
                                                              ------------    ------------    ------------    ------------
                                                                (6,149,744)      6,050,596         718,655       2,279,055
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MATURING GOVERNMENT             MATURING GOVERNMENT
                                                                       BOND 2006                       BOND 2010
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................     1,126,700       2,927,288         942,389       2,600,917
Issued for reinvested distributions.........................           269         279,975         186,504         135,253
Redeemed....................................................      (746,252)     (1,092,077)       (672,745)     (1,187,008)
                                                              ------------    ------------    ------------    ------------
                                                                   380,717       2,115,186         456,148       1,549,162
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      VALUE STOCK                 SMALL COMPANY VALUE
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................    13,998,091      43,695,075       3,619,723       7,480,763
Issued for reinvested distributions.........................     1,918,551         186,228              --         119,062
Redeemed....................................................   (20,948,651)    (42,411,503)     (1,032,641)     (3,500,677)
                                                              ------------    ------------    ------------    ------------
                                                                (5,032,009)      1,469,800       2,587,082       4,099,148
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                      ADVANTUS SERIES FUND, INC.
                                       Notes to Financial Statements - continued

(6) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                      GLOBAL BOND                  INDEX 400 MID-CAP
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................     4,012,277       4,989,627       4,786,292       6,762,825
Issued for reinvested distributions.........................       348,409       2,452,206         704,040         227,697
Redeemed....................................................    (1,102,853)     (3,151,023)     (1,479,560)     (2,859,726)
                                                              ------------    ------------    ------------    ------------
                                                                 3,257,833       4,290,810       4,010,772       4,130,796
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                    MACRO-CAP VALUE                 MICRO-CAP GROWTH
                                                              ----------------------------    ----------------------------
                                                                  1999            1998            1999            1998
                                                              ------------    ------------    ------------    ------------
Sold........................................................     5,185,142       6,894,356       3,656,556       4,500,340
Issued for reinvested distributions.........................       179,932         426,710              --              --
Redeemed....................................................    (1,071,358)     (2,644,430)       (995,705)     (1,708,214)
                                                              ------------    ------------    ------------    ------------
                                                                 4,293,716       4,676,636       2,660,851       2,792,126
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                 REAL ESTATE SECURITIES
                                                              ----------------------------
                                                                  1999            1998
                                                              ------------    ------------
Sold........................................................     1,280,423       6,324,307
Issued for reinvested distributions.........................            --         250,807
Redeemed....................................................      (719,097)       (176,722)
                                                              ------------    ------------
                                                                   561,326       6,398,392
                                                              ------------    ------------
                                                              ------------    ------------

(7) ILLIQUID SECURITIES

    Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 1999, investments in securities of Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond were $6,776,913, $9,404,156, $17,841,791, $4,546,728 and $649,349, respectively, which represent 3.9%, 1.4%, 13.9%, 1.4% and 2.1% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8) YEAR 2000

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                             YEAR ENDED DECEMBER 31,
                                           JUNE 30,     ----------------------------------------------------------------------
                                             1999          1998          1997(b)          1996          1995          1994
                                         ------------   ----------   ---------------   -----------   -----------   -----------
Net asset value, beginning of period...    $   2.74     $     2.40       $      2.34   $      2.21   $      1.87   $      1.91
                                         ------------   ----------   ---------------   -----------   -----------   -----------
Income from investment operations:
  Net investment income................          --            .01               .02           .02           .02           .02
  Net gains on securities (both
   realized and unrealized)............         .18            .74               .62           .32           .41            --
                                         ------------   ----------   ---------------   -----------   -----------   -----------
    Total from investment operations...         .18            .75               .64           .34           .43           .02
                                         ------------   ----------   ---------------   -----------   -----------   -----------
Less distributions:
  Dividends from net investment
   income..............................        (.01)          (.02)             (.02)         (.02)         (.02)         (.02)
  Distributions from net realized
   gains...............................        (.07)          (.39)             (.56)         (.19)         (.07)         (.04)
                                         ------------   ----------   ---------------   -----------   -----------   -----------
    Total distributions................        (.08)          (.41)             (.58)         (.21)         (.09)         (.06)
                                         ------------   ----------   ---------------   -----------   -----------   -----------
Net asset value, end of period.........    $   2.84     $     2.74       $      2.40   $      2.34   $      2.21   $      1.87
                                         ------------   ----------   ---------------   -----------   -----------   -----------
                                         ------------   ----------   ---------------   -----------   -----------   -----------
Total return (a).......................        6.83%         34.70%            33.41%        17.15%        24.28%          .81%
Net assets, end of period (in
 thousands)............................    $504,459     $  468,382       $   330,816   $   248,465   $   201,678   $   157,369
Ratio of expenses to average daily net
 assets................................         .53%(c)        .53%              .55%          .59%          .55%          .56%
Ratio of net investment income to
 average daily net assets..............         .20%(c)        .40%             1.16%         1.04%         1.04%         1.22%
Portfolio turnover rate (excluding
 short-term securities)................        32.1%          66.4%            120.1%        154.7%         91.9%         42.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

BOND PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                         YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -------------------------------------------------------------
                                             1999          1998       1997(b)        1996         1995        1994
                                         ------------   ----------   ----------   ----------   ----------   ---------
Net asset value, beginning of period...    $   1.31     $     1.33   $     1.28   $     1.33   $     1.16   $    1.30
                                         ------------   ----------   ----------   ----------   ----------   ---------
Income from investment operations:
  Net investment income................         .03            .06          .08          .06          .07         .04
  Net gains (losses) on securities
   (both realized and unrealized)......        (.07)           .01          .04         (.03)         .15        (.10)
                                         ------------   ----------   ----------   ----------   ----------   ---------
    Total from investment operations...        (.04)           .07          .12          .03          .22        (.06)
                                         ------------   ----------   ----------   ----------   ----------   ---------
Less distributions:
  Dividends from net investment
   income..............................        (.07)          (.07)        (.07)        (.07)        (.05)       (.05)
  Distributions from net realized
   gains...............................        (.02)          (.02)          --         (.01)          --        (.03)
                                         ------------   ----------   ----------   ----------   ----------   ---------
    Total distributions................        (.09)          (.09)        (.07)        (.08)        (.05)       (.08)
                                         ------------   ----------   ----------   ----------   ----------   ---------
Net asset value, end of period.........    $   1.18     $     1.31   $     1.33   $     1.28   $     1.33   $    1.16
                                         ------------   ----------   ----------   ----------   ----------   ---------
                                         ------------   ----------   ----------   ----------   ----------   ---------
Total return (a).......................       (2.72)%         6.08%        9.42%        2.96%       19.75%      (4.55)%
Net assets, end of period (in
 thousands)............................    $175,639     $  178,793   $  139,824   $  125,886   $  101,045   $  74,679
Ratio of expenses to average daily net
 assets................................         .54%(c)        .55%         .57%         .56%         .58%        .61%
Ratio of net investment income to
 average daily net assets..............        5.80%(c)       5.84%        6.39%        6.36%        6.57%       6.12%
Portfolio turnover rate (excluding
 short-term securities)................       111.6%         252.1%       200.0%       154.0%       205.4%      166.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares . For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MONEY MARKET PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                       YEAR ENDED DECEMBER 31,
                                           JUNE 30,     ----------------------------------------------------------
                                             1999          1998       1997(c)      1996        1995        1994
                                         ------------   ----------   ---------   ---------   ---------   ---------
Net asset value, beginning of period...    $   1.00     $     1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                         ------------   ----------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income................         .02            .05         .05         .05         .05         .04
                                         ------------   ----------   ---------   ---------   ---------   ---------
    Total from investment operations...         .02            .05         .05         .05         .05         .04
                                         ------------   ----------   ---------   ---------   ---------   ---------
Less distributions:
  Dividends from net investment
   income..............................        (.02)          (.05)       (.05)       (.05)       (.05)       (.04)
                                         ------------   ----------   ---------   ---------   ---------   ---------
    Total distributions................        (.02)          (.05)       (.05)       (.05)       (.05)       (.04)
                                         ------------   ----------   ---------   ---------   ---------   ---------
Net asset value, end of period.........    $   1.00     $     1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                         ------------   ----------   ---------   ---------   ---------   ---------
                                         ------------   ----------   ---------   ---------   ---------   ---------
Total return (a).......................        2.16%          4.97%       5.11%       4.92%       5.43%       3.71%
Net assets, end of period (in
 thousands)............................    $138,322     $  126,177   $  53,583   $  51,461   $  30,166   $  23,107
Ratio of expenses to average daily net
 assets (b)............................         .54%(d)        .58%        .59%        .60%        .64%        .65%
Ratio of net investment income to
 average daily net assets (b)..........        4.37%(d)       4.84%       5.13%       4.81%       5.29%       3.71%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $13,734 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses the ratio of expense to average daily net assets would have been .72% and the ratio of net investment income to average daily net assets would have been 3.64%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                         YEAR ENDED DECEMBER 31,
                                           JUNE 30,     --------------------------------------------------------------
                                             1999          1998       1997(b)        1996         1995         1994
                                         ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...    $   2.28     $     2.03   $     1.87   $     1.83   $     1.52   $     1.59
                                         ------------   ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income................         .02            .05          .05          .05          .06          .04
  Net gains (losses) on securities
   (both realized and unrealized)......         .05            .40          .27          .16          .31         (.07)
                                         ------------   ----------   ----------   ----------   ----------   ----------
    Total from investment operations...         .07            .45          .32          .21          .37         (.03)
                                         ------------   ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment
   income..............................        (.05)          (.06)        (.05)        (.06)        (.05)        (.03)
  Distributions from net realized
   gains...............................        (.11)          (.14)        (.11)        (.11)        (.01)        (.01)
                                         ------------   ----------   ----------   ----------   ----------   ----------
    Total distributions................        (.16)          (.20)        (.16)        (.17)        (.06)        (.04)
                                         ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........    $   2.19     $     2.28   $     2.03   $     1.87   $     1.83   $     1.52
                                         ------------   ----------   ----------   ----------   ----------   ----------
                                         ------------   ----------   ----------   ----------   ----------   ----------
Total return (a).......................        3.78%         23.65%       18.99%       12.50%       25.01%       (1.40)%
Net assets, end of period (in
 thousands)............................    $677,262     $  637,997   $  507,220   $  414,709   $  349,010   $  272,629
Ratio of expenses to average daily net
 assets................................         .53%(c)        .53%         .55%         .54%         .55%         .56%
Ratio of net investment income to
 average daily net assets..............        2.40%(c)       2.51%        3.10%        3.09%        3.75%        3.31%
Portfolio turnover rate (excluding
 short-term securities)................        50.8%         129.6%       140.2%       120.1%       157.0%       123.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MORTGAGE SECURITIES PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                        YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -----------------------------------------------------------
                                             1999          1998       1997(b)       1996        1995        1994
                                         ------------   ----------   ----------   ---------   ---------   ---------
Net asset value, beginning of period...    $   1.22     $     1.21   $     1.19   $    1.21   $    1.10   $    1.22
                                         ------------   ----------   ----------   ---------   ---------   ---------
Income from investment operations:
  Net investment income................         .04            .08          .07         .08         .08         .07
  Net gains (losses) on securities
   (both realized and unrealized)......        (.03)            --          .03        (.02)        .11        (.11)
                                         ------------   ----------   ----------   ---------   ---------   ---------
    Total from investment operations...         .01            .08          .10         .06         .19        (.04)
                                         ------------   ----------   ----------   ---------   ---------   ---------
Less distributions:
  Dividends from net investment
   income..............................        (.07)          (.07)        (.08)       (.08)       (.08)       (.05)
  Distributions from net realized
   gains...............................          --             --           --          --          --        (.03)
                                         ------------   ----------   ----------   ---------   ---------   ---------
    Total distributions................        (.07)          (.07)        (.08)       (.08)       (.08)       (.08)
                                         ------------   ----------   ----------   ---------   ---------   ---------
Net asset value, end of period.........    $   1.16     $     1.22   $     1.21   $    1.19   $    1.21   $    1.10
                                         ------------   ----------   ----------   ---------   ---------   ---------
                                         ------------   ----------   ----------   ---------   ---------   ---------
Total return (a).......................        1.14%          6.57%        9.14%       5.26%      18.01%      (3.37)%
Net assets, end of period (in
 thousands)............................    $128,429     $  124,358   $   99,233   $  75,992   $  69,746   $  59,666
Ratio of expenses to average daily net
 assets................................         .56%(c)        .57%         .59%        .58%        .58%        .60%
Ratio of net investment income to
 average daily net assets..............        6.88%(c)       6.76%        7.08%       6.94%       7.09%       6.55%
Portfolio turnover rate (excluding
 short-term securities)................        39.7%         116.7%       106.4%       70.0%      133.7%      197.3%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 500 PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                         YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -------------------------------------------------------------
                                             1999          1998       1997(b)        1996         1995        1994
                                         ------------   ----------   ----------   ----------   ----------   ---------
Net asset value, beginning of period...    $   3.91     $     3.10   $     2.41   $     2.02   $     1.52   $    1.53
                                         ------------   ----------   ----------   ----------   ----------   ---------
Income from investment operations:
  Net investment income................         .02            .04          .03          .03          .03         .03
  Net gains (losses) on securities
   (both realized and unrealized)......         .45            .82          .73          .40          .51        (.01)
                                         ------------   ----------   ----------   ----------   ----------   ---------
    Total from investment operations...         .47            .86          .76          .43          .54         .02
                                         ------------   ----------   ----------   ----------   ----------   ---------
Less distributions:
  Dividends from net investment
   income..............................        (.04)          (.03)        (.03)        (.03)        (.03)       (.02)
  Distributions from net realized
   gains...............................        (.06)          (.02)        (.04)        (.01)        (.01)       (.01)
                                         ------------   ----------   ----------   ----------   ----------   ---------
    Total distributions................        (.10)          (.05)        (.07)        (.04)        (.04)       (.03)
                                         ------------   ----------   ----------   ----------   ----------   ---------
Net asset value, end of period.........    $   4.28     $     3.91   $     3.10   $     2.41   $     2.02   $    1.52
                                         ------------   ----------   ----------   ----------   ----------   ---------
                                         ------------   ----------   ----------   ----------   ----------   ---------
Total return (a).......................       11.97%         27.99%       32.36%       21.64%       36.83%       1.18%
Net assets, end of period (in
 thousands)............................    $607,310     $  536,859   $  380,751   $  204,395   $  123,999   $  73,432
Ratio of expenses to average daily net
 assets................................         .43%(c)        .44%         .45%         .45%         .47%        .50%
Ratio of net investment income to
 average daily net assets..............         .92%(c)       1.08%        1.33%        1.77%        2.08%       2.34%
Portfolio turnover rate (excluding
 short-term securities)................        15.6%          30.2%         8.3%        15.2%         4.8%        5.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

CAPITAL APPRECIATION PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                           YEAR ENDED DECEMBER 31,
                                           JUNE 30,       --------------------------------------------------------------
                                             1999            1998       1997(b)        1996         1995         1994
                                         ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...    $   3.54       $     2.85   $     2.47   $     2.16   $     1.81   $     1.80
                                         ------------     ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net gains (losses) on securities
   (both realized and unrealized)......        (.02)             .86          .62          .37          .40          .04
                                         ------------     ----------   ----------   ----------   ----------   ----------
    Total from investment operations...        (.02)             .86          .62          .37          .40          .04
                                         ------------     ----------   ----------   ----------   ----------   ----------
Less distributions:
  Distributions from net realized
   gains...............................        (.47)            (.17)        (.24)        (.06)        (.05)        (.03)
                                         ------------     ----------   ----------   ----------   ----------   ----------
    Total distributions................        (.47)            (.17)        (.24)        (.06)        (.05)        (.03)
                                         ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........    $   3.05       $     3.54   $     2.85   $     2.47   $     2.16   $     1.81
                                         ------------     ----------   ----------   ----------   ----------   ----------
                                         ------------     ----------   ----------   ----------   ----------   ----------
Total return (a).......................        (.13)%          30.83%       28.26%       17.61%       22.78%        2.25%
Net assets, end of period (in
 thousands)............................    $390,603       $  392,800   $  294,665   $  214,468   $  163,520   $  115,607
Ratio of expenses to average daily net
 assets................................         .78%(c)          .78%         .80%         .85%         .80%         .83%
Ratio of net investment income to
 average daily net assets..............        (.19)%(c)        (.21)%       (.12)%       (.09)%       (.15)%       (.09)%
Portfolio turnover rate (excluding
 short-term securities)................        45.9%            82.7%        74.0%        62.9%        51.1%        68.4%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                         YEAR ENDED DECEMBER 31,
                                           JUNE 30,     --------------------------------------------------------------
                                             1999          1998       1997(b)        1996         1995         1994
                                         ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...    $   1.73     $     1.71   $     1.60   $     1.41   $     1.24   $     1.31
                                         ------------   ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income................         .02            .04          .03          .03          .03          .01
  Net gains (losses) on securities
   (both realized and unrealized)......         .15            .08          .15          .24          .14         (.01)
                                         ------------   ----------   ----------   ----------   ----------   ----------
    Total from investment operations...         .17            .12          .18          .27          .17           --
                                         ------------   ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment
   income..............................        (.05)          (.05)        (.05)        (.04)          --         (.03)
  Distributions from net realized
   gains...............................        (.09)          (.05)        (.02)        (.04)          --         (.04)
                                         ------------   ----------   ----------   ----------   ----------   ----------
    Total distributions................        (.14)          (.10)        (.07)        (.08)          --         (.07)
                                         ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........    $   1.76     $     1.73   $     1.71   $     1.60   $     1.41   $     1.24
                                         ------------   ----------   ----------   ----------   ----------   ----------
                                         ------------   ----------   ----------   ----------   ----------   ----------
Total return (a).......................       10.38%          6.61%       11.94%       19.79%       14.23%        (.32)%
Net assets, end of period
 (in thousands)........................    $324,976     $  310,873   $  287,170   $  213,608   $  140,770   $  107,490
Ratio of expenses to average daily net
 assets................................         .95%(c)        .94%         .97%        1.06%        1.04%        1.24%
Ratio of net investment income to
 average daily net assets..............        2.56%(c)       2.55%        2.29%        2.53%        2.69%        1.68%
Portfolio turnover rate (excluding
 short-term securities)................        19.3%          22.4%        12.5%        11.5%        20.3%        12.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY GROWTH PORTFOLIO

                                         PERIOD FROM
                                          JANUARY 1,
                                           1999 TO                          YEAR ENDED DECEMBER 31,
                                           JUNE 30,       ------------------------------------------------------------
                                             1999            1998       1997(c)        1996        1995        1994
                                         ------------     ----------   ----------   ----------   ---------   ---------
Net asset value, beginning of period...    $   1.68       $     1.65   $     1.54   $     1.60   $    1.23   $    1.16
                                         ------------     ----------   ----------   ----------   ---------   ---------
Income from investment operations:
  Net gains on securities (both
   realized and unrealized)............         .08              .03          .11          .10         .39         .07
                                         ------------     ----------   ----------   ----------   ---------   ---------
    Total from investment operations...         .08              .03          .11          .10         .39         .07
                                         ------------     ----------   ----------   ----------   ---------   ---------
Less distributions:
  Dividends from net investment
   income..............................          --               --           --         (.16)       (.02)         --
                                         ------------     ----------   ----------   ----------   ---------   ---------
    Total distributions................          --               --           --         (.16)       (.02)         --
                                         ------------     ----------   ----------   ----------   ---------   ---------
Net asset value, end of period.........    $   1.76       $     1.68   $     1.65   $     1.54   $    1.60   $    1.23
                                         ------------     ----------   ----------   ----------   ---------   ---------
                                         ------------     ----------   ----------   ----------   ---------   ---------
Total return (a).......................        4.79%            1.27%        7.75%        6.45%      32.06%       6.16%
Net assets, end of period (in
 thousands)............................    $193,870       $  195,347   $  182,917   $  144,544   $  98,895   $  51,105
Ratio of expenses to average daily net
 assets (b)............................         .79%(d)          .79%         .82%         .81%        .84%        .90%
Ratio of net investment income to
 average daily net assets (b)..........        (.48)%(d)        (.28)%       (.05)%        .24%        .15%        .24%
Portfolio turnover rate (excluding
 short-term securities)................        41.4%            75.5%        63.8%        74.4%       61.3%       28.1%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $9,532 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92%, and the ratio of net investment income to average daily net assets would have been .21%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                          PERIOD FROM                                                           PERIOD FROM
                                           JANUARY 1,                                                             MAY 2,
                                            1999 TO                    YEAR ENDED DECEMBER 31,                  1994(a) TO
                                            JUNE 30,       -----------------------------------------------     DECEMBER 31,
                                              1999           1998       1997(e)        1996         1995           1994
                                          ------------     --------     --------     --------     --------     -------------
Net asset value, beginning of period....     $ 1.11        $   1.07     $   1.05     $   1.09     $    .93          $   .98
                                          ------------     --------     --------     --------     --------     -------------
Income from investment operations:
  Net investment income.................        .03             .05          .06          .06          .07              .04
  Net gains (losses) on securities (both
   realized and unrealized).............       (.05)            .06          .02         (.04)         .16             (.04)
                                          ------------     --------     --------     --------     --------     -------------
    Total from investment operations....       (.02)            .11          .08          .02          .23               --
                                          ------------     --------     --------     --------     --------     -------------
Less distributions:
  Dividends from net investment
   income...............................         --            (.06)        (.05)        (.06)        (.07)            (.05)
  Distributions from net realized
   gains................................         --            (.01)        (.01)          --           --               --
                                          ------------     --------     --------     --------     --------     -------------
    Total distributions.................         --            (.07)        (.06)        (.06)        (.07)            (.05)
                                          ------------     --------     --------     --------     --------     -------------
Net asset value, end of period..........     $ 1.09        $   1.11     $   1.07     $   1.05     $   1.09          $   .93
                                          ------------     --------     --------     --------     --------     -------------
                                          ------------     --------     --------     --------     --------     -------------
Total return (b)........................      (1.43)%          9.61%        8.50%        1.73%       25.02%             .28%
Net assets, end of period (in
 thousands).............................     $7,536        $  6,854     $  4,208     $  3,900     $  3,049          $ 2,575
Ratio of expenses to average daily net
 assets (c).............................        .40%(d)         .34%         .20%         .20%         .20%             .20%(d)
Ratio of net investment income to
 average daily net assets (c)...........       5.27%(d)        5.74%        5.99%        6.52%        6.52%            7.18%(d)
Portfolio turnover rate (excluding
 short-term securities).................        8.0%           35.2%        36.9%        21.9%          --             11.6%

------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Minnesota Life voluntarily absorbed $25,596, $37,949, $36,833, $31,158,
     $24,709 and $23,298 in expenses for the period ended June 30, 1999, the years ended December 31, 1998, 1997, 1996 and 1995, and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.12%, 1.07%, 1.14%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 4.55%, 5.01%, 5.05%, 5.58%, 5.66% and 5.86%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                             PERIOD FROM                                                           PERIOD FROM
                                             JANUARY 1,                                                              MAY 2,
                                               1999 TO                    YEAR ENDED DECEMBER 31,                  1994(a) TO
                                              JUNE 30,        -----------------------------------------------     DECEMBER 31,
                                                1999            1998       1997(e)        1996         1995           1994
                                            -------------     --------     --------     --------     --------     -------------
Net asset value, beginning of period....         $  1.25      $   1.16     $   1.09     $   1.17     $    .92          $   .97
                                            -------------     --------     --------     --------     --------     -------------
Income from investment operations:
  Net investment income.................             .03           .05          .07          .06          .07              .05
  Net gains (losses) on securities (both
   realized and unrealized).............            (.11)          .11          .07         (.07)         .25             (.05)
                                            -------------     --------     --------     --------     --------     -------------
    Total from investment operations....            (.08)          .16          .14         (.01)         .32               --
                                            -------------     --------     --------     --------     --------     -------------
Less distributions:
  Dividends from net investment income..              --          (.06)        (.06)        (.06)        (.07)            (.05)
  Distributions from net realized
   gains................................              --          (.01)        (.01)        (.01)          --               --
                                            -------------     --------     --------     --------     --------     -------------
    Total distributions.................              --          (.07)        (.07)        (.07)        (.07)            (.05)
                                            -------------     --------     --------     --------     --------     -------------
Net asset value, end of period..........         $  1.17      $   1.25     $   1.16     $   1.09     $   1.17          $   .92
                                            -------------     --------     --------     --------     --------     -------------
                                            -------------     --------     --------     --------     --------     -------------
Total return (b)........................           (6.31)%       14.37%       12.62%       (1.21)%      34.72%             .13%
Net assets, end of period (in
 thousands).............................         $ 6,883      $  6,870     $  3,900     $  3,095     $  2,570          $ 1,860
Ratio of expenses to average daily net
 assets (c).............................             .40%(d)       .40%         .40%         .40%         .40%             .40%(d)
Ratio of net investment income to
 average daily net assets (c)...........            5.57%(d)      5.57%        6.23%        6.43%        6.56%            7.45%(d)
Portfolio turnover rate (excluding
 short-term securities).................            12.2%         21.6%         3.1%        25.7%        10.0%              --

------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Minnesota Life voluntarily absorbed $27,038, $37,165, $37,425, $31,536,
     $25,199 and $24,803 in expenses for the period ended June 30, 1999, the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.23%, 1.12%, 1.50%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 4.74%, 4.85%, 5.13%, 5.25%, 5.40% and 5.48%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                         PERIOD FROM                                                     PERIOD FROM
                                          JANUARY 1,                                                       MAY 2,
                                           1999 TO                 YEAR ENDED DECEMBER 31,               1994(a) TO
                                           JUNE 30,     ---------------------------------------------   DECEMBER 31,
                                             1999         1998       1997(e)      1996        1995          1994
                                         ------------   ---------   ---------   ---------   ---------   -------------
Net asset value, beginning of period...     $ 1.41      $    1.29   $    1.17   $    1.21   $     .91       $  .96
                                         ------------   ---------   ---------   ---------   ---------   -------------
Income from investment operations:
  Net investment income................        .04            .06         .07         .05         .07          .05
  Net gains (losses) on securities
   (both realized and unrealized)......       (.16)           .12         .11        (.09)        .30         (.05)
                                         ------------   ---------   ---------   ---------   ---------   -------------
    Total from investment operations...       (.12)           .18         .18        (.04)        .37           --
                                         ------------   ---------   ---------   ---------   ---------   -------------
Less distributions:
  Dividends from net investment
   income..............................       (.06)          (.06)       (.05)         --        (.07)        (.05)
  Distributions from net realized
   gains...............................         --             --        (.01)         --          --           --
                                         ------------   ---------   ---------   ---------   ---------   -------------
    Total distributions................       (.06)          (.06)       (.06)         --        (.07)        (.05)
                                         ------------   ---------   ---------   ---------   ---------   -------------
Net asset value, end of period.........     $ 1.23      $    1.41   $    1.29   $    1.17   $    1.21       $  .91
                                         ------------   ---------   ---------   ---------   ---------   -------------
                                         ------------   ---------   ---------   ---------   ---------   -------------
Total return (b).......................      (8.39)%        14.28%      17.87%      (3.42)%     41.22%        (.30)%
Net assets, end of period (in
 thousands)............................     $5,502      $   5,648   $   3,176   $   2,813   $   1,384       $1,071
Ratio of expenses to average daily net
 assets (c)............................        .40%(d)        .40%        .40%        .40%        .40%         .40%(d)
Ratio of net investment income to
 average daily net assets (c)..........       5.60%(d)       5.48%       6.18%       6.40%       6.58%        7.79%(d)
Portfolio turnover rate (excluding
 short-term securities)................       16.2%          28.2%       39.3%       71.0%         --         14.5%

------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Minnesota Life voluntarily absorbed $27,593, $39,052, $38,967, $33,042,
     $26,308 and $25,888 in expenses for the period ended June 30, 1999, the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.33%, 1.85%, 2.18%, 2.68%, and 4.01% respectively, and the ratio of net investment income to average daily net assets would have been 4.58%, 4.55%, 4.73%, 4.62%, 4.30% and 4.18%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

VALUE STOCK PORTFOLIO

                                         PERIOD FROM                                                       PERIOD FROM
                                          JANUARY 1,                                                         MAY 2,
                                           1999 TO                  YEAR ENDED DECEMBER 31,                1994(a) TO
                                           JUNE 30,     -----------------------------------------------   DECEMBER 31,
                                             1999          1998       1997(e)       1996        1995          1994
                                         ------------   ----------   ----------   ---------   ---------   -------------
Net asset value, beginning of period...    $   1.76     $     1.73   $     1.59   $    1.31   $    1.04       $ 1.01
                                         ------------   ----------   ----------   ---------   ---------   -------------
Income from investment operations:
  Net investment income................         .01            .03          .01         .01         .01           --
  Net gains on securities (both
   realized and unrealized)............         .11             --          .32         .39         .33          .04
                                         ------------   ----------   ----------   ---------   ---------   -------------
    Total from investment operations...         .12            .03          .33         .40         .34          .04
                                         ------------   ----------   ----------   ---------   ---------   -------------
Less distributions:
  Dividends from net investment
   income..............................        (.03)            --         (.02)       (.01)       (.01)        (.01)
  Distributions from net realized
   gains...............................          --             --         (.17)       (.11)       (.06)          --
                                         ------------   ----------   ----------   ---------   ---------   -------------
    Total distributions................        (.03)            --         (.19)       (.12)       (.07)        (.01)
                                         ------------   ----------   ----------   ---------   ---------   -------------
Net asset value, end of period.........    $   1.85     $     1.76   $     1.73   $    1.59   $    1.31       $ 1.04
                                         ------------   ----------   ----------   ---------   ---------   -------------
                                         ------------   ----------   ----------   ---------   ---------   -------------
Total return (b).......................        6.67%          1.75%       21.19%      30.95%      32.96%        4.57%
Net assets, end of period (in
 thousands)............................    $215,347     $  214,046   $  208,093   $  97,187   $  31,825       $8,771
Ratio of expenses to average daily net
 assets (c)............................         .79%(d)        .79%         .80%        .83%        .89%         .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........        1.34%(d)       1.54%        1.13%       1.28%       1.25%        2.07%(d)
Portfolio turnover rate (excluding
 short-term securities)................        37.4%          88.9%       115.4%       88.6%      164.2%        49.5%

------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value . Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $11,610 and $22,503 in expenses, for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997 the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY VALUE PORTFOLIO

                                         PERIOD FROM                     PERIOD FROM
                                          JANUARY 1,                     OCTOBER 1,
                                           1999 TO       YEAR ENDED      1997(a) TO
                                           JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                             1999           1998            1997
                                         ------------   -------------   -------------
Net asset value, beginning of period...     $   .95         $ 1.03          $ 1.01
                                         ------------   -------------   -------------
Income from investment operations:
  Net investment income................         .01            .01              --
  Net gains (losses) on securities
   (both realized and unrealized)......         .01           (.08)            .02
                                         ------------   -------------   -------------
    Total from investment operations...         .02           (.07)            .02
                                         ------------   -------------   -------------
Less distributions:
  Dividends from net investment
   income..............................          --           (.01)             --
                                         ------------   -------------   -------------
    Total distributions................          --           (.01)             --
                                         ------------   -------------   -------------
Net asset value, end of period.........     $   .97         $  .95          $ 1.03
                                         ------------   -------------   -------------
                                         ------------   -------------   -------------
Total return (b).......................        1.91%         (6.75)%          2.30%
Net assets, end of period (in
 thousands)............................     $11,308         $8,647          $5,177
Ratio of expenses to average daily net
 assets (c)............................         .90%(d)        .90%            .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........        1.61%(d)       1.52%           1.13%(d)
Portfolio turnover rate (excluding
 short-term securities)................        50.0%          70.2%           13.0%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net assets value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $35,797, $58,848 and $11,517 in expenses for the period ended June 30, 1999, the year ended December 31, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.69%, 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .82%, .59% and .25%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

GLOBAL BOND PORTFOLIO

                                         PERIOD FROM                  PERIOD FROM
                                         JANUARY 1,                    OCTOBER 1,
                                           1999 TO      YEAR ENDED     1997(a) TO
                                          JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                            1999           1998           1997
                                         -----------   ------------   ------------
Net asset value, beginning of period...  $    1.05     $      .98        $  1.00
                                         -----------   ------------   ------------
Income from investment operations:
  Net investment income (loss).........        .03            .05           (.02)
  Net gains (losses) on securities
   (both realized and unrealized)......       (.12)           .11            .02
                                         -----------   ------------   ------------
    Total from investment operations...       (.09)           .16             --
                                         -----------   ------------   ------------
Less distributions:
  Dividends from net investment
   income..............................       (.01)          (.03)          (.01)
  Distributions from net realized
   gains...............................         --           (.06)            --
  Excess distributions of net
   investment income...................         --             --           (.01)
                                         -----------   ------------   ------------
    Total distributions................       (.01)          (.09)          (.02)
                                         -----------   ------------   ------------
Net asset value, end of period.........  $     .95     $     1.05        $   .98
                                         -----------   ------------   ------------
                                         -----------   ------------   ------------
Total return (b).......................      (8.49)%        16.18%           .10%
Net assets, end of period (in
 thousands)............................  $  31,280     $   31,152        $25,019
Ratio of expenses to average daily net
 assets................................       1.17%(c)       1.13%          1.60%(c)
Ratio of net investment income to
 average daily net assets..............       5.99%(c)       4.86%          3.66%(c)
Portfolio turnover rate (excluding
 short-term securities)................      148.6%         285.3%         120.5%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO

                                         PERIOD FROM                     PERIOD FROM
                                          JANUARY 1,                     OCTOBER 1,
                                           1999 TO       YEAR ENDED      1997(a) TO
                                           JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                             1999           1998            1997
                                         ------------   -------------   -------------
Net asset value, beginning of period...     $  1.15        $  1.01          $ 1.00
                                         ------------   -------------   -------------
Income from investment operations:
  Net investment income................          --            .01              --
  Net gains on securities (both
   realized and unrealized)............         .07            .16             .01
                                         ------------   -------------   -------------
    Total from investment operations...         .07            .17             .01
                                         ------------   -------------   -------------
Less distributions:
  Dividends from net investment
   income..............................          --           (.01)             --
  Distributions from net realized
   gains...............................        (.07)          (.02)             --
                                         ------------   -------------   -------------
    Total distributions................        (.07)          (.03)             --
                                         ------------   -------------   -------------
Net asset value, end of period.........     $  1.15        $  1.15          $ 1.01
                                         ------------   -------------   -------------
                                         ------------   -------------   -------------
Total return (b).......................        7.95%         16.68%            .06%
Net assets, end of period (in
 thousands)............................     $15,153        $10,511          $5,052
Ratio of expenses to average daily net
 assets (c)............................         .55%(d)        .55%            .55%(d)
Ratio of net investment income to
 average daily net assets (c)..........         .77%(d)        .78%            .89%(d)
Portfolio turnover rate (excluding
 short-term securities)................        30.1%          85.4%            4.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $38,194, $52,946 and $14,670 in expenses for the period ended June 30, 1999, the year ended December 31, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.20%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .12%, (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MACRO-CAP VALUE PORTFOLIO

                                         PERIOD FROM                     PERIOD FROM
                                          JANUARY 1,                     OCTOBER 15,
                                           1999 TO       YEAR ENDED      1997(a) TO
                                           JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                             1999           1998            1997
                                         ------------   -------------   -------------
Net asset value, beginning of period...     $  1.14        $   .97          $ 1.00
                                         ------------   -------------   -------------
Income from investment operations:
  Net investment income................          --            .01              --
  Net gains (losses) on securities
   (both realized and unrealized)......         .12            .21            (.02)
                                         ------------   -------------   -------------
    Total from investment operations...         .12            .22            (.02)
                                         ------------   -------------   -------------
Less distributions:
  Dividends from net investment
   income..............................          --             --            (.01)
  Distributions from net realized
   gains...............................        (.02)          (.05)             --
                                         ------------   -------------   -------------
    Total distributions................        (.02)          (.05)           (.01)
                                         ------------   -------------   -------------
Net asset value, end of period.........     $  1.24        $  1.14          $  .97
                                         ------------   -------------   -------------
                                         ------------   -------------   -------------
Total return (b).......................       10.39%         22.33%          (2.13)%
Net assets, end of period (in
 thousands)............................     $17,366        $11,088          $4,923
Ratio of expenses to average daily net
 assets (c)............................         .85%(d)        .85%            .85%(d)
Ratio of net investment income to
 average daily net assets (c)..........         .55%(d)        .69%           2.04%(d)
Portfolio turnover rate (excluding
 short-term securities)................        56.6%         164.0%           36.7%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $50,782, $114,468 and $22,940 in expenses for the period ended June 30, 1999, the year ended December 31, 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.59%, 2.53% and 3.13%, respectively, and the ratio of net investment income(loss) to average daily net assets would have been (.19)%, (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MICRO-CAP GROWTH PORTFOLIO

                                            PERIOD FROM                         PERIOD FROM
                                            JANUARY 1,                          OCTOBER 1,
                                              1999 TO         YEAR ENDED        1997(a) TO
                                             JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                               1999              1998              1997
                                           -------------     -------------     -------------
Net asset value, beginning of period...         $  1.01           $   .89           $  1.06
                                           -------------     -------------     -------------
Income from investment operations:
  Net gains (losses) on securities
   (both realized and unrealized)......             .27               .12              (.14)
                                           -------------     -------------     -------------
    Total from investment operations...             .27               .12              (.14)
                                           -------------     -------------     -------------
Less distributions:
  Distributions from net realized
   gains...............................              --                --              (.03)
                                           -------------     -------------     -------------
    Total distributions................              --                --              (.03)
                                           -------------     -------------     -------------
Net asset value, end of period.........         $  1.28           $  1.01           $   .89
                                           -------------     -------------     -------------
                                           -------------     -------------     -------------
Total return (b).......................           27.10%            13.44%           (13.20)%
Net assets, end of period (in
 thousands)............................         $13,648           $ 8,034           $ 4,591
Ratio of expenses to average daily net
 assets (c)............................            1.25%(d)          1.25%             1.25%(d)
Ratio of net investment income to
 average daily net assets (c)..........            (.47)%(d)         (.40)%            (.24)%(d)
Portfolio turnover rate (excluding
 short-term securities)................            32.4%             67.4%             28.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $25,327, $46,960 and $11,102 in expenses for the period ended June 30, 1999, the year ended December 31, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.76%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.98)%, (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

REAL ESTATE SECURITIES PORTFOLIO

                                            PERIOD FROM       PERIOD FROM
                                            JANUARY 1,          MAY 1,
                                              1999 TO         1998(a) TO
                                             JUNE 30,        DECEMBER 31,
                                               1999              1998
                                           -------------     -------------
Net asset value, beginning of period...         $   .83           $  1.02
                                           -------------     -------------
Income from investment operations:
  Net investment income................             .02               .03
  Net gains (losses) on securities
   (both realized and unrealized)......             .04              (.19)
                                           -------------     -------------
    Total from investment operations...             .06              (.16)
                                           -------------     -------------
Less distributions:
  Dividends from net investment
   income..............................              --              (.03)
                                           -------------     -------------
    Total distributions................              --              (.03)
                                           -------------     -------------
Net asset value, end of period.........         $   .89           $   .83
                                           -------------     -------------
                                           -------------     -------------
Total return (b).......................            6.39%           (14.90)%
Net assets, end of period (in
 thousands)............................         $ 6,161           $ 5,322
Ratio of expenses to average daily net
 assets (c)............................             .90%(d)           .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........            5.31%(d)          6.43%(d)
Portfolio turnover rate (excluding
 short-term securities)................            52.8%             54.0%

------------

(a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $28,232 and $31,736 in expenses for the periods ended June 30, 1999 and December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.96% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 4.25% and 5.43%, respectively.
(d)  Adjusted to an annual basis.

                                   THIS OFFERING IS AVAILABLE THROUGH A
                                   REGISTERED REPRESENTATIVE OF ASCEND FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. ASCEND FINANCIAL SERVICES, INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

                                   THIS REPORT MAY BE USED AS SALES LITERATURE
                                   IN CONNECTION WITH THE OFFER OR SALE OF
                                   VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS
                                   FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

                                      [LOGO]

                                   ASCEND FINANCIAL SERVICES, INC.
                                   SECURITIES DEALER, MEMBER NASD/SIPC
                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1.888.AFS.1838
                                   (1.888.237.1838)

[LOGO]
400 Robert Street North                    [POSTAGE INDICIA]
St. Paul, MN 55101-2098
ADDRESS SERVICE REQUESTED

F. 34490 Rev. 8-1999